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                                                                   EXHIBIT 10.17


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                            CHAUTAUQUA AIRLINES, INC.

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                           LOAN AND SECURITY AGREEMENT

                             Date: December 9, 1998

                                   $25,400,000


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                            FLEET CAPITAL CORPORATION

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                                                       TABLE OF CONTENTS
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

                                                                                                               PAGE

SECTION 1.                 CREDIT FACILITY........................................................................1
         1.1      LOANS...........................................................................................1
         1.2      LETTERS OF CREDIT; LETTER OF CREDIT GUARANTIES..................................................2
         1.3      USE OF PROCEEDS OF LOANS........................................................................3

SECTION 2.        INTEREST, FEES AND CHARGES......................................................................4
         2.1      INTEREST........................................................................................4
         2.2      FEES............................................................................................6
         2.3      COMPUTATION OF INTEREST AND FEES................................................................8
         2.4      REIMBURSEMENT OF EXPENSES.......................................................................8
         2.5      BANK CHARGES....................................................................................8
         2.6      ILLEGALITY......................................................................................9
         2.7      INCREASED COSTS.................................................................................9
         2.8      CAPITAL ADEQUACY...............................................................................10
         2.9      FUNDING LOSSES.................................................................................10
         2.10     MAXIMUM INTEREST...............................................................................11
         2.11     LIMITATION ON BORROWER'S PAYMENTS..............................................................12

SECTION 3.                 LOAN ADMINISTRATION...................................................................13
         3.1      MANNER OF BORROWING REVOLVER LOANS AND EQUIPMENT LOANS
                  AND DISBURSEMENTS..............................................................................13
         3.2      SPECIAL PROVISIONS GOVERNING LIBOR RATE LOANS..................................................14

SECTION 4.                 PAYMENTS..............................................................................15
         4.1      GENERAL PAYMENT PROVISIONS.....................................................................15
         4.2      PAYMENT OF PRINCIPAL OF LOANS..................................................................15
         4.3      PAYMENT OF INTEREST............................................................................17
         4.4      PAYMENT OF OTHER OBLIGATIONS...................................................................17
         4.5      MANDATORY PREPAYMENTS OF TERM LOAN AND EQUIPMENT LOANS.........................................17
         4.6      OPTIONAL PREPAYMENTS OF LOANS..................................................................18
         4.7      APPLICATION OF PAYMENTS AND COLLECTIONS........................................................18
         4.8      MARSHALLING; PAYMENTS SET ASIDE................................................................18
         4.9      LOAN ACCOUNT...................................................................................19
         4.10     STATEMENTS OF ACCOUNT..........................................................................19

SECTION 5.                 TERM AND TERMINATION OF AGREEMENT.....................................................19
         5.1      TERM OF AGREEMENT..............................................................................19
         5.2      TERMINATION....................................................................................19


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SECTION 6.                 SECURITY INTERESTS....................................................................20
         6.1      SECURITY INTEREST IN COLLATERAL................................................................20
         6.2      OTHER COLLATERAL...............................................................................21
         6.3      LIEN PERFECTION; FURTHER ASSURANCES............................................................22
         6.4      EXCLUSION FROM COLLATERAL.  ...................................................................22

SECTION 7.                 COLLATERAL ADMINISTRATION.............................................................22
         7.1      GENERAL PROVISIONS.............................................................................22
         7.2      ADMINISTRATION OF ACCOUNTS.....................................................................24
         7.3      ADMINISTRATION OF ROTABLES, CLOSING DATE RATED ENGINES
                  AND OTHER EQUIPMENT............................................................................26
         7.4      PAYMENT OF CHARGES.............................................................................27

SECTION 8.                 REPRESENTATIONS AND WARRANTIES........................................................27
         8.1      GENERAL REPRESENTATIONS AND WARRANTIES.........................................................27
         8.2      CONTINUOUS NATURE OF REPRESENTATIONS AND WARRANTIES............................................33
         8.3      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................................................33

SECTION 9.                 COVENANTS AND CONTINUING AGREEMENTS...................................................33
         9.1      AFFIRMATIVE COVENANTS..........................................................................33
         9.2.     NEGATIVE COVENANTS.............................................................................37
         9.3      SPECIFIC FINANCIAL COVENANTS...................................................................45

SECTION 10.                CONDITIONS PRECEDENT..................................................................46
         10.1.    CONDITIONS PRECEDENT TO TERM LOAN AND INITIAL REVOLVER LOAN
                  ON CLOSING DATE................................................................................46
         10.2.    CONDITIONS PRECEDENT TO EQUIPMENT LOANS........................................................48
         10.3     CONDITIONS PRECEDENT TO ALL LOANS..............................................................50
         10.4     WAIVER OF CONDITIONS PRECEDENT.................................................................51

SECTION 11.                EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.....................................51
         11.1     EVENTS OF DEFAULT..............................................................................51
         11.2     ACCELERATION OF THE OBLIGATIONS................................................................53
         11.3     OTHER REMEDIES.................................................................................53
         11.4     REMEDIES CUMULATIVE; NO WAIVER.................................................................55

SECTION 12.                MISCELLANEOUS.........................................................................55
         12.1     POWER OF ATTORNEY..............................................................................55
         12.2     INDEMNITY......................................................................................56
         12.3     SURVIVAL OF INDEMNITIES........................................................................57
         12.4     MODIFICATION OF AGREEMENT; SALE OF INTEREST....................................................57
         12.5     SEVERABILITY...................................................................................58

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         12.6     SUCCESSORS AND ASSIGNS.........................................................................58
         12.7     CUMULATIVE EFFECT; CONFLICT OF TERMS...........................................................58
         12.8     EXECUTION IN COUNTERPARTS......................................................................58
         12.9     NOTICE.........................................................................................58
         12.10    LENDER'S CONSENT...............................................................................59
         12.11    CREDIT INQUIRIES...............................................................................59
         12.12    CONFIDENTIALITY.  .............................................................................59
         12.13    ENTIRE AGREEMENT...............................................................................60
         12.14    INTERPRETATION.................................................................................60
         12.15    GOVERNING LAW; CONSENT TO FORUM................................................................60
         12.16    WAIVERS BY BORROWER............................................................................61
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                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT is made this 9th day of December, 1998, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at 6100 Fairview Road, Suite 200, Charlotte, North Carolina 28210; and CHAUTAUQUA AIRLINES, INC. ("Borrower"), a New York corporation with its chief executive office and principal place of business at 2500 South High School Road, Box 160 Indianapolis, Indiana 46241. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions, attached hereto.

SECTION 1.        CREDIT FACILITY

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a total credit facility of $25,400,000 available upon Borrower's request therefor as follows:

         1.1      LOANS.

                  1.1.1 REVOLVER LOANS. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Section 10 below, to make Revolver Loans to Borrower from time to time, as requested by Borrower in the manner set forth in Section 3.1 hereof, up to a maximum principal amount of Revolver Loans at any time outstanding equal to the lesser of the Revolver Facility Amount or the Borrowing Base at such time. Each Revolver Loan shall be repayable in accordance with the provisions of this Agreement and shall be secured by all of the Collateral. The Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement. Each Revolver Loan shall, at the option of Borrower, be made or continued as, or converted into, a Base Rate Loan, a Daily LIBOR Loan or a LIBOR Rate Loan, upon the terms set forth herein.

                  1.1.2 TERM LOAN. On the Closing Date, provided no Default or Event of Default exists and subject to the provisions of Section 10 below, Lender agrees to make a term loan to Borrower in the principal amount of $5,400,000, which shall be repayable in accordance with the terms of Section
4.2.2 of this Agreement and the Term Note and shall be secured by all of the Collateral. The Term Loan shall be funded in one drawing on the Closing Date, concurrently with Lender's initial Revolver Loan. Borrower shall not be entitled to reborrow any amounts repaid with respect to the Term Loan. The Term Loan shall, at the option of Borrower, be made or continued as, or converted into, a Base Rate Loan, a Daily LIBOR Loan or a LIBOR Rate Loan, upon the terms set forth herein.

                  1.1.3 EQUIPMENT LOANS. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Section 10 below, to make Equipment Loans to Borrower, as requested by Borrower in the manner set forth in Section 3.1 hereof, up to a maximum

                                        1

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principal amount of Equipment Loans at any time outstanding equal to the
Equipment Facility Amount. Each Equipment Loan shall be in an amount at least $100,000 (or $50,000 increments thereof), shall be repayable in accordance with the terms of the Equipment Note evidencing such Equipment Loan and shall be secured by all of the Collateral. The Equipment Loans may be repaid and reborrowed in accordance with the provisions of this Agreement. Each Equipment Loan shall, at the option of Borrower, be made or continued as, or converted into, a Base Rate Loan, a Daily LIBOR Loan or a LIBOR Rate Loan, upon the terms set forth herein.

         1.2      LETTERS OF CREDIT; LETTER OF CREDIT GUARANTIES.

                  1.2.1 ISSUANCE OF LETTERS OF CREDIT AND LETTER OF CREDIT GUARANTIES. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Section 10 below, to issue its, or cause to be issued its Affiliate's, Letters of Credit and Letter of Credit Guaranties, as requested by Borrower, provided that the Letter of Credit Amount at any time shall not exceed $250,000 and no Letter of Credit or Letter of Credit Guaranty may have an expiration date that is after the last day of the Original Term or the then applicable Renewal Term. Any amounts paid by Lender under any Letter of Credit Guaranty or in connection with any Letter of Credit shall be treated as Revolver Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as the Revolver Loans.

                  1.2.2 REIMBURSEMENT OBLIGATIONS. Borrower hereby unconditionally agrees to reimburse Lender for the total amount of all sums paid by Lender on Borrower's behalf under the terms of any Letter of Credit or Letter of Credit Guaranty, any drawing or demand under any Letter of Credit or Letter of Credit Guaranty, and any additional or further liability which may accrue against Lender in connection with the same (except any liabilities arising from Lender's gross negligence or willful misconduct), immediately upon demand by Lender. Any such sum paid or liability incurred by Lender in connection with any Letter of Credit or Letter of Credit Guaranty shall, if not reimbursed by Borrower on the date paid or incurred by Lender (whether from the proceeds from a Revolver Loan or otherwise), shall be secured by all of the Collateral and shall thereafter bear interest until paid at the interest rate applicable to the Revolver Loans.

                  1.2.3 RIGHTS AND REMEDIES. In the event of Borrower's failure to reimburse Lender for the total amount of all sums paid by Lender on Borrower's behalf under the terms of any Letter of Credit or Letter of Credit Guaranty, any drawing or demand under any Letter of Credit or Letter of Credit Guaranty, or any additional or further liability which may accrue against Lender in connection therewith (except any liability arising from Lender's gross negligence or willful misconduct), Lender, in addition to its rights under the Code and under this Agreement, shall be fully subrogated to the rights and remedies of the issuer of the Letter of Credit under any agreement made with Borrower relating to the issuance of such Letter of Credit, each such agreement being incorporated herein by reference, and Lender shall be entitled to exercise all such rights and remedies thereunder and under law in such regard as fully as if it were the issuer of the Letter of Credit. If any Letter of Credit is drawn upon to discharge any obligation of Borrower to the beneficiary of such Letter of Credit, in whole or in part, Lender shall be fully subrogated to the rights of such beneficiary

                                        2


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with respect to the obligation of Borrower to such beneficiary discharged with the proceeds of such Letter of Credit.

                  1.2.4 INDEMNIFICATION. Borrower hereby unconditionally agrees to indemnify Lender and hold Lender harmless from any and all losses, claims or liabilities arising from any transactions or occurrences relating to Letters of Credit or Letter of Credit Guaranties issued, established, opened or accepted for Borrower's account, and any drafts or acceptances thereunder, and all Letter of Credit Obligations incurred in connection therewith; PROVIDED, HOWEVER, Borrower shall have no obligation to indemnify Lender in respect of any such losses, claims or liabilities arising out of the gross negligence or willful misconduct of Lender, as determined by a court of competent jurisdiction.

         1.3 USE OF PROCEEDS OF LOANS. Borrower shall use the proceeds of the Loans as follows:

                                    (i) On the Closing Date, the proceeds of the
         Term Loan and the initial Revolver Loan, together with other funds then available to Borrower, shall be used solely for the purposes of (i) to the extent of approximately $_________, paying and satisfying in full Borrower's Indebtedness for Money Borrowed owing to Congress, (ii) to the extent of approximately $3,061,580, paying the purchase price for one of the two Saab Aircraft Collateral owned by Borrower, and (iii) to the extent of the balance, paying the costs associated with the closing of the transactions contemplated by this Agreement;

                                    (ii) All Revolver Loans made after the
         Closing Date shall be used solely for Borrower's general working capital needs in a manner consistent with the provisions of this Agreement and Applicable Law and for any other purposes not inconsistent with this Agreement; and

                                    (iii) All Equipment Loans shall be used
         solely to finance, or to refinance, the Equipment Purchase Price of Eligible Equipment.

         1.4 REDUCTION OF REVOLVER FACILITY AMOUNT. Borrower shall have the right to reduce the Revolver Facility Amount, no more than three (3) separate times and upon not less than ten (10) days prior written notice to Lender of each such reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall be in a minimum amount of $500,000 or a whole multiple of $100,000 in excess thereof) and shall be irrevocable and effective only upon receipt by Lender. In no event, however, shall Borrower have the right to reduce the Revolver Facility Amount below $10,000,000. If on the effective date of any such reduction in the Revolver Facility Amount and after giving effect thereto, an Overadvance Condition shall exist, then the provisions of Section 4.2.1(iii) shall apply. The Revolver Facility Amount once reduced pursuant to this Section 1.4 may not be reinstated.


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SECTION 2.        INTEREST, FEES AND CHARGES

         2.1      INTEREST.

                  2.1.1 RATES OF INTEREST - LOANS. Subject to the provisions of
Section 2.1.6 of this Agreement, Borrower agrees to pay interest on the unpaid principal amount of the Loans outstanding from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration, or otherwise) at a variable rate per annum equal to the applicable rate indicated below:

                                    (i) For Loans made or outstanding as Base
         Rate Loans, the Base Rate in effect from time to time PLUS one-half of one percent (0.50%);

                                    (ii) For Loans made or outstanding as Daily
         LIBOR Loans, the Daily LIBOR Rate in effect from time to time PLUS two and one-half percent (2.50%); or

                                    (iii) For Loans made or outstanding as LIBOR
         Rate Loans, the relevant Adjusted LIBOR Rate for the applicable Interest Period selected by Borrower in conformity with this Agreement PLUS two and one-quarter percent (2.25%).

                  2.1.2 COMPUTATION OF INTEREST. Upon determining the Adjusted LIBOR Rate for any Interest Period requested by Borrower, Lender shall promptly notify Borrower thereof by telephone or in writing. Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rates of interest with respect to all Base Rate Loans shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof; PROVIDED, HOWEVER, that if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan.

                  2.1.3 CONVERSIONS AND CONTINUATIONS.

                                    (i) Borrower may on any Business Day,
         subject to the giving of a proper Notice of Conversion/Continuation, elect to (a) continue all or any part of the principal amount of a LIBOR Rate Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (b) convert all or any part of a Loan of one Type into a Loan of another Type; PROVIDED, HOWEVER, that no outstanding Loans may be converted into or continued as LIBOR Rate Loans or Daily LIBOR Loans when any Event of Default has occurred and is continuing, and no conversion of any LIBOR Rate Loans into Base Rate Loans or Daily LIBOR Loans shall be made except on the last day of the Interest Period for such LIBOR Rate Loans.


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                                    (ii) Whenever Borrower desires to convert or
         to continue Loans under Section 2.1.3(i) hereof, Borrower shall give Lender written notice (or telephonic notice promptly confirmed in writing), substantially in the form of EXHIBIT B attached hereto (a "Notice of Conversion/Continuation"), signed by an authorized officer of Borrower, at least one (1) Business Day before the requested conversion into a Base Rate Loan or a Daily LIBOR Loan and at least two
         (2) Business Days before the requested conversion into or continuation of a LIBOR Rate Loan. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day), and whether the Loans are being converted into or continued as LIBOR Rate Loans (and, if so, the duration of the Interest Period to be applicable thereto), Daily LIBOR Loans or Base Rate Loans.

                  2.1.4 INTEREST PERIODS. In connection with the making or continuation of, or conversion into, each Borrowing of LIBOR Rate Loans, Borrower shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Rate Loan, which interest period shall commence on the date such LIBOR Rate Loan is made and shall end 30, 60, 90, 180 or 365 days thereafter; PROVIDED, HOWEVER, that:

                                    (i) The initial Interest Period for a LIBOR
         Rate Loan shall commence on the date of such Borrowing (including the date of any conversion from an Interest Period occurring thereafter in respect of a Loan of another Type) and each such Loan shall commence on the date on which the next preceding Interest Period expires;

                                    (ii) If any Interest Period would otherwise
         expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day;

                                    (iii) No Interest Period shall extend beyond
         the last day of the Original Term or the last day of any Renewal Term; and

                                    (iv) No Interest Period with respect to any
         portion of principal of a Loan shall extend beyond a date on which Borrower is required to make a scheduled payment of such portion of principal.

                  2.1.5 INTEREST RATE NOT ASCERTAINABLE. If Lender shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes affecting the London interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Lender shall forthwith give notice (by telephone confirmed promptly in writing) to Borrower of such determination. Until Lender notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lender to make LIBOR Rate Loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then

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applicable Interest Period, bear the same interest as Base Rate Loans. When the circumstances giving rise to any suspension of the obligation of Lender to make LIBOR Rate Loans no longer exist, Lender shall give Borrower prompt notice thereof.

                  2.1.6 DEFAULT RATE OF INTEREST. During the existence of an Event of Default, the principal amount of all Loans (and, to the extent permitted by Applicable Law, all accrued interest that is past due) shall bear interest at a rate per annum equal to two percent (2%) above the interest rate otherwise applicable thereto (the "Default Rate").

                  2.1.7 DAILY LIBOR LOANS. Notwithstanding any provision to the contrary in this Agreement, the principal amount of Loans outstanding on any date shall be deemed to be Daily LIBOR Loans and shall bear interest at the rate otherwise provided herein with respect to Daily LIBOR Loans, if and to the extent that (i) Borrower shall request any such Loans to be Daily LIBOR Loans in a Notice of Borrowing, (ii) Borrower shall have converted an outstanding Base Rate Loan or LIBOR Rate Loan to a Daily LIBOR Loan pursuant to a Notice of Conversion/Continuation, or (iii) Borrower shall have failed to continue a LIBOR Rate Loan upon the expiration of an applicable Interest Period for a new Interest Period and shall not have elected to convert such LIBOR Rate Loan to a Base Rate Loan, in either case pursuant to a Notice of Conversion/Continuation. Lender shall have no obligation to notify Borrower on any date of the Daily LIBOR Rate effective for such date, unless requested to do so in writing by Borrower for a specific date (but in no event shall Lender be obligated to advise Borrower of the Daily LIBOR Rate more than once each week). Each determination of the Daily LIBOR Rate shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rate of interest for all Loans bearing interest based upon the Daily LIBOR Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Daily LIBOR Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Daily LIBOR Rate becomes effective. The provisions of Section 2.1.5, 2.6 and 2.7 with respect to LIBOR Rate Loans (but specifically omitting Section 2.9) shall apply to and govern the making and administration of Daily LIBOR Loans.

                  2.1.8 ADDITIONAL INTEREST. At the end of each Loan Year (or, if this Agreement is terminated before the end of a Loan Year, on the termination date), the Average Credit Facility Balance for such Loan Year (or that portion of such Loan Year through the termination date) shall be determined, and if such Average Credit Facility Balance is less than $5,000,000, then, no later than ten (10) days after the end of such Loan Year (or, if this Agreement is earlier terminated, on the termination date), Borrower shall pay to Lender additional interest on such Average Credit Facility Balance at the rate of one-quarter of one percent (0.25%) per annum.

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         2.2      FEES.

                  2.2.1 CLOSING FEE. Borrower shall pay to Lender a closing fee of $80,000, which shall be fully earned and non-refundable on the Closing Date and shall be paid concurrently with and from the proceeds of the initial Loan hereunder.

                  2.2.2 UNUSED LINE FEE. Borrower shall pay to Lender a fee equal to three-eighths of one percent (0.375%) per annum of the amount by which the Revolver Facility Amount in effect for each month during the Original Term and each Renewal Term exceeds the Average Monthly Revolver Facility Balance. The unused line fee shall begin to accrue on the Closing Date and shall be payable monthly in arrears on the first day of each calendar month after the Closing Date and upon the termination of this Agreement.

                  2.2.3 LETTER OF CREDIT AND LETTER OF CREDIT GUARANTY FEES. For each Letter of Credit and Letter of Credit Guaranty issued from time to time pursuant to Section 1.2 of this Agreement, Borrower shall pay to Lender: (a) an issuance fee, payable in advance upon issuance of the Letter of Credit or Letter of Credit Guaranty and on each anniversary date hereof, equal to one percent (1%) per annum of the undrawn face amount thereof, plus $150, but in no event shall such issuance fee be less than $500; (b) an administrative fee, payable monthly in arrears on the first day of each calendar month after the Closing Date and upon the termination of this Agreement, equal to one and one-quarter percent (1.25%) per annum of the undrawn face amount thereof, and (c) fees and charges from time to time with respect to the amendment, transfer, administration, negotiation, cancellation and conversion of, and drawings under, each of the Letters of Credit and the Letter of Credit Guaranties in the respective amounts set forth in SCHEDULE 2.2.3 hereof.

                  2.2.4 AUDIT AND APPRAISAL FEES. Borrower shall reimburse Lender for all reasonable out-of-pocket costs and expenses from time to time incurred by Lender in connection with all audits of Borrower's books and records and appraisals of the Collateral; PROVIDED, HOWEVER, for so long as no Event of Default exists and no Material Adverse Effect has occurred, the maximum amount of such audit and appraisal expenses for which Borrower shall be obligated to pay Lender for any Loan Year (except for the costs of appraisals delivered pursuant to Section 10.2.3 hereof) shall not exceed the sum of $4,000, exclusive of (a) any audits and appraisals conducted by Borrower in connection with its evaluation of an Acquisition which Borrower has requested be approved by Lender and therefore become a Permitted Acquisition pursuant to clause (iv) of the definition thereof and (b) appraisals conducted by Lender from time to time of the Rotables and Closing Date Rated Engines of Borrower when the Revolver Loans outstanding at any time in respect of the Eligible Rotables/Rated Engines Borrowing Base exceed thirty-three and one-third percent (33.33%) of the amount of the Rotables/Rated Engines Borrowing Base at such time (and, in making the foregoing calculation, the Revolver Loans outstanding at any one time shall first be deemed outstanding in respect of the Accounts Borrowing Base, and second in respect of the Rotables/Rated Engines Borrowing Base); AND PROVIDED FURTHER that the maximum number of appraisals of the Rotables and Closing Date Rated Engines for which Borrower shall be obligated to reimburse Lender for its expenses pursuant to this Section 2.2.4 shall, for so long as no Event of Default and no Material

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Adverse Effect has occurred, be limited to one (1) during each period of consecutive twelve (12) months.

         2.3 COMPUTATION OF INTEREST AND FEES. All interest, fees and other charges provided for in this Agreement shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the first (1st) Business Day after receipt by Lender of such items in immediately available funds in the Payment Account, and Lender shall be deemed to have received such item of payment on the date specified in Section 4.1 hereof.

         2.4 REIMBURSEMENT OF EXPENSES. If, at any time or times regardless of whether or not an Event of Default then exists, Lender incurs reasonable legal or accounting expenses or any other reasonable costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby, including reasonable charges for appraisers, examiners, auditors or similar Persons (but specifically excluding any overhead costs of Lender) whom Lender may engage from time to time to audit, inspect or render opinions concerning the books, records and financial condition of Borrower and the condition and value of the Collateral; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender against Borrower under a Loan Document or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; or (vi) the filing and recording of the financing statements and all other documents reasonably required by Lender to perfect Lender's Lien in the Collateral, including, without limitation, any documentary stamp tax or any other taxes incurred because of such filing or recording, and the conducting of searches in all filing offices at such intervals as Lender may reasonably determine to confirm the priority of Lender's Lien in the Collateral; then, subject to the limitations set forth in Section 2.2.4 of this Agreement, all such reasonable legal and accounting expenses, other reasonable costs and out of pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this Section 2.4 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Revolver Loans constituting Base Rate Loans from time to time. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 7 hereof or in any of the Loan Documents.

         2.5 BANK CHARGES. Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of proceeds of

Loans made by Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender, of any Payment Item received or delivered to Lender on account of the Obligations. Borrower acknowledges and agrees that Lender may charge such reasonable costs, fees and expenses to Borrower based upon Lender's good faith estimate of such costs, fees and expenses as they are incurred by Lender.

         2.6 ILLEGALITY. Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (i) any change after the Closing Date in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for Lender to make or maintain a LIBOR Rate Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Rate Loan or (ii) at any time Lender determines in good faith that the making or continuance of any LIBOR Rate Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market, then, by written notice to Borrower, Lender may (1) declare that LIBOR Rate Loans will not thereafter be made by Lender, whereupon any request by Borrower for a LIBOR Rate Loan shall be deemed a request for a Base Rate Loan unless Lender's declaration shall be subsequently withdrawn; and (2) require that all outstanding LIBOR Rate Loans made by Lender be converted to Base Rate Loans, in which event all such LIBOR Rate Loans shall be automatically converted at the end of the Interest Period applicable thereto to Base Rate Loans, or, if required by Applicable Law, as of the date of Borrower's receipt of the aforesaid notice from Lender.

         2.7 INCREASED COSTS. If, by reason of (i) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of Statutory Reserves or other reserve requirements, but excluding any Statutory Reserves to the extent included in the calculation of the Adjusted LIBOR Rate) in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                                    (a) Lender shall be subject to any tax, duty
         or other charge with respect to any LIBOR Rate Loan or its obligation to make LIBOR Rate Loans, or shall change the basis of taxation of payment to Lender of the principal of or interest on its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans (except for changes in the rate of tax on the net income of Lender); or

                                    (b) any reserve (including, without
         limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender shall be imposed or deemed applicable or any other condition affecting the LIBOR Rate Loans or the obligation of Lender to make LIBOR Rate Loans shall be imposed on Lender or the London interbank market;

and as a result thereof there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining LIBOR Rate Loans (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Rate Loans), or there shall be a reduction in the amount received or receivable by Lender, then Borrower shall from time to time, upon written notice from and demand by Lender, pay to Lender, within thirty (30) days after the date specified in such notice and demand, an additional amount sufficient to indemnify Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower by Lender, and describing in reasonable detail the basis for such claim, shall, except for manifest error, be final, conclusive and binding for all purposes. For purposes of this Section 2.7, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender.

         2.8 CAPITAL ADEQUACY. If after the date hereof Lender determines in good faith that (i) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof,
(ii) any change in the interpretation or administration of any such law, rule or regulation by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (iii) compliance by Lender or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Lender's capital to a level below that which Lender could have achieved (taking into consideration Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of Lender's commitment to make the Loans pursuant hereto by any amount deemed by Lender to be material:

                                    (a) Lender shall promptly, after Lender's
         determination of such occurrence, give notice thereof to Borrower; and

                                    (b) Borrower shall pay to Lender, as an
         additional fee from time to time, within thirty (30) days after Lender's demand therefor, such amount as Lender certifies to be the amount that will compensate Lender for such reduction.

         A certificate of Lender claiming entitlement to compensation as set forth above shall, except for manifest error, be final, conclusive and binding. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to Lender, and the method by which such amounts were determined. In determining such amount, Lender may use any reasonable averaging and attribution method. For purposes of this
Section 2.8 all references to Lender shall be deemed to include any bank holding company or bank parent of Lender.

         2.9 FUNDING LOSSES. If for any reason (other than a default by Lender):
(i) a Borrowing of, or conversion to or continuation of, a LIBOR Rate Loan does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation (whether or not withdrawn); or (ii) any repayment (including any conversions pursuant to Section 2.1.2 hereof) of any LIBOR Rate Loans occurs on a date that is not the last day of an Interest Period applicable thereto, Borrower shall pay to Lender, within five (5) Business Days after Lender's demand therefor, an amount (if a positive number) computed pursuant to the following formula:

                  L        =        (R - T) x P x D
                                    ---------------
                                            360

                  L        =        amount payable, discounted to present value
                                    as of the date of its calculation using a
                                    discount rate equal to T
                  R        =        the LIBOR Rate applicable to the LIBOR Rate
                                    Loan (exclusive of the additional percentage
                                    or margin set forth in Section 2.1.1(iii)
                                    hereof) not borrowed, continued or
                                    converted, or prepaid
                  T        =        the LIBOR Rate in effect for the period
                                    ending on or near the last date of the then
                                    applicable or requested Interest Period for
                                    such LIBOR Rate Loan and in approximately
                                    the same amount as such LIBOR Rate Loan on
                                    the day of such payment of principal or
                                    failure to borrow, continue or convert
                  P        =        the amount of principal paid or the amount
                                    of the LIBOR Rate Loan requested or to have been continued or converted

                  D        =        the number of days remaining in the Interest
                                    Period as of the date of such payment or the number of days in the requested Interest
                                    Period

         A certificate of Lender claiming entitlement to amounts under this
Section 2.9 shall, except for manifest error, be final, conclusive and binding. For purposes of this Section 2.9, all references to Lender shall be deemed to include any bank holding company or bank parent of Lender.

         2.10 MAXIMUM INTEREST. Regardless of any provision contained in this Agreement or any of the other Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or collected pursuant to the terms of this Agreement or any of the other Loan Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Loan Documents, or the exercise by Lender of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by Borrower of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrower be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of any such acceleration. Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 2.1.1 of this Agreement, and in the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by Applicable Law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Borrower in connection with any of the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower and Lender shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section 2.10 is referred to therein). All such Loan Documents and communications relating to any Interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.10.

         2.11 LIMITATION ON BORROWER'S PAYMENTS. Notwithstanding anything contained in this Agreement to the contrary, (i) Borrower shall not have any obligation to pay to Lender amounts owing under Section 2.7 or 2.8 if such amounts relate to any period which is more than one hundred eighty (180) days prior to the date (but not in any event prior to the Closing Date) upon which the request for payment therefor is delivered to Borrower, and (ii) Lender shall not be entitled to any compensation described in Sections 2.7 or 2.8 unless, at the time it requests such compensation, it is the policy or general practice of Lender to request compensation for comparable costs in similar circumstances under comparable loan agreements to which it is a party and which contains provisions substantively similar to Sections 2.7 and 2.8.

SECTION 3.        LOAN  ADMINISTRATION.

         3.1 MANNER OF BORROWING REVOLVER LOANS AND EQUIPMENT LOANS AND DISBURSEMENTS. Borrowings pursuant to Section 1.1.1 and Section 1.1.2 shall be made and funded as follows:

                  3.1.1    NOTICE OF BORROWING.

                                    (i) Whenever Borrower desires to make a
         Borrowing under Section 1.1.1 or Section 1.1.2 of this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to Section 2.1.2 hereof), Borrower shall give Lender prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of EXHIBIT C hereto and signed by an authorized officer of Borrower. Such Notice of Borrowing shall be given by Borrower no later than 11:00 o'clock a.m., Charlotte, North Carolina time, at the office of Lender designated by Lender from time to time (a) on or prior to the Business Day of the requested date of such Borrowing in the case of all Base Rate Loans and Daily LIBOR Loans, and (b) at least two (2) Business Days prior to the requested date of such Borrowing in the case of LIBOR Rate Loans. Notices received after 11:00 o'clock a.m. shall be deemed received on the next Business Day. All Loans made on the Closing Date shall be made as Daily LIBOR Loans and thereafter may be made, continued as or converted into Base Rate Loans, Daily LIBOR Loans or LIBOR Rate Loans. Each Notice of Borrowing shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), (c) whether the Borrowing is to consist of Base Rate Loans, Daily LIBOR Loans or LIBOR Rate Loans and the amount of each such Loan, and (d) in the case of LIBOR Rate Loans, the duration of the Interest Period to be applicable thereto. Borrower may not request any Daily LIBOR Loan or LIBOR Rate Loan if an Event of Default exists.

                                    (ii) Unless payment is otherwise timely made
         by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest, fees or other charges shall be deemed irrevocably to be a request by Borrower for a Revolver Loan on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of each such deemed requested Revolver Loan shall be disbursed by Lender by way of direct payment of the relevant Obligation and shall bear interest, until converted pursuant to a Notice of Conversion/Continuation, as a Daily LIBOR Loan if no Event of Default shall exist, and as a Base Rate Loan if an Event of Default shall exist. Lender shall have no obligation to Borrower to honor any deemed request for a Revolver Loan when an Overadvance Condition exists or would result therefrom, but may do so in its sole discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default. If for any reason Lender does not make a deemed requested Revolver Loan pursuant to this Section 3.1.1 to pay any installment of principal, accrued interest, fees or other charges then owing, Lender shall promptly notify Borrower of Lender's not making such Revolver Loan.

                                    (iii) As an accommodation to Borrower,
         Lender shall permit, as provided herein, telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower; PROVIDED, HOWEVER, that Borrower shall confirm each telephonic request for a Borrowing of a LIBOR Rate Loan by delivery of the required Notice of Borrowing to Lender by facsimile transmission promptly, but in no event later than 5:00 o'clock p.m. on the same day. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it.

                  3.1.2 DISBURSEMENT AUTHORIZATION. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolver Loan requested by Borrower, or deemed to be requested, pursuant to Section 3.1.1 hereof, as follows: (i) the proceeds of each Revolver Loan requested under Section 3.1.1(i) shall be disbursed by Lender, in the case of the initial Borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent Borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolver Loan requested under Section 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

         3.2      SPECIAL PROVISIONS GOVERNING LIBOR RATE LOANS.

                  3.2.1 NUMBER OF LIBOR RATE LOANS. In no event may the number of LIBOR Rate Loans outstanding at any time exceed six (6).

                  3.2.2 MINIMUM AMOUNT OF EACH LIBOR RATE LOAN. Each election of a LIBOR Rate Loan pursuant to Section 3.1.1(i), and each continuation of or conversion into a LIBOR Rate Loan pursuant to Section 2.1.3 hereof, shall be in a minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

                  3.2.3 LIBOR LENDING OFFICE. Lender's initial LIBOR Lending Office is set forth opposite its name on the signature pages hereof. Lender shall have the right at any time and from time to time to designate a different office of itself or any Affiliate as Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office. Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize the provisions of Section 2.6 or any amounts which may otherwise be payable by Borrower pursuant to Sections 2.7 and
2.8 hereof; PROVIDED, HOWEVER, that such efforts shall not cause the imposition on Lender of any additional costs or legal or regulatory burdens reasonably deemed by Lender to be material, which determination shall be conclusive and binding upon

Borrower. No designation or transfer by Lender of its LIBOR Lending Office shall result in any liability on the part of Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer that is made by Lender to minimize the amounts payable by Borrower pursuant to Sections 2.7 or 2.8 or otherwise for the purpose of complying with Applicable
Law). Increased costs for expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

SECTION 4.        PAYMENTS

         4.1 GENERAL PAYMENT PROVISIONS. All payments (including all prepayments) of the principal of, and interest on, the Loans and all of the other Obligations that are payable to Lender shall be made to Lender in Dollars without any offset or counterclaim, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds no later than 1:00 o'clock p.m., Charlotte, North Carolina time, on the due date. The failure of Borrower to make any such payment by such time shall not constitute a Default or Event of Default, provided that such payment is made on such due date, but any such payment made after 1:00 o'clock p.m., Charlotte, North Carolina time, on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest or amounts outstanding on the Loans. If any payment under this Agreement or the other Loan Documents shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

         4.2      PAYMENT OF PRINCIPAL OF LOANS.

                  4.2.1 PAYMENT OF PRINCIPAL OF REVOLVER LOANS. The outstanding principal amounts of the Revolver Loans shall be due and payable as follows:

                                    (i) Any portion of the Revolver Loans
         consisting of the principal amount of Base Rate Loans or Daily LIBOR Loans shall be paid by Borrower to Lender, unless converted to a LIBOR Rate Loan in accordance with this Agreement, immediately upon the earlier of (a) the receipt by Lender or Borrower of any Net Proceeds of any of the Rotables, Closing Date Rated Engines and, for so long as no Event of Default exists, the Eligible Accounts, and, during the existence of an Event of Default, all Accounts, in each case to the extent of such Net Proceeds or (b) the termination of this Agreement by Borrower or Lender pursuant to Section 5 hereof.

                                    (ii) Any portion of the Revolver Loans
         consisting of the principal amount of LIBOR Rate Loans shall be paid by Borrower to Lender, unless converted to a Base Rate Loan or Daily LIBOR Loan or continued as a LIBOR Rate Loan in accordance with Section 2.1.3(ii) hereof, upon the earlier of (a) the last day of the Interest Period applicable thereto or (b) the termination of this Agreement by Borrower or Lender pursuant to Section 5 hereof. If for any reason Borrower prepays any LIBOR Rate Loan prior to the last day of the Interest Period applicable thereto, Borrower shall also pay to Lender concurrently with any prepayment of a LIBOR Rate Loan the amount due Lender under Section 2.9 hereof (if any) as a result of such prepayment.

                                    (iii) Notwithstanding anything to the
         contrary contained elsewhere in this Agreement, if an Overadvance Condition shall exist, Borrower shall, no later than three (3) Business Days after demand therefor, repay the outstanding Revolver Loans that are Base Rate Loans and Daily LIBOR Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all such Revolver Loans by an amount equal to such excess; and, if such payment of Base Rate Loans and Daily LIBOR Loans is not sufficient to cure the Overadvance Condition, then Borrower shall immediately either (a) deposit with Lender, for application to any outstanding Revolver Loans bearing interest as LIBOR Rate Loans as the same become due and payable at the end of the applicable Interest Periods, cash in an amount sufficient to cure such Overadvance Condition and the amount of any such cash shall be credited by Lender to the Cash Collateral Account, pending disbursement of same to Lender, but subject to Lender's Lien therein and rights of offset with respect thereto, or (b) pay the Revolver Loans that are LIBOR Rate Loans to the extent necessary to cure such Overadvance Condition and also pay to Lender any and all amounts required by Section 2.9 hereof to be paid by reason of the prepayment of a LIBOR Rate Loan prior to the last day of the Interest Period applicable thereto.

                  4.2.2 PAYMENT OF PRINCIPAL OF TERM LOAN. Borrower shall repay the principal balance of the Term Loan in ninety-six (96) consecutive monthly installments of principal, commencing on the first (1st) day of the month following the Closing Date and continuing on the first (1st) day of each month thereafter, the first ninety-five (95) of which shall each be in an amount equal to $56,250, and the ninety-sixth (96th) and final of which shall be in an amount equal to the remaining principal balance of the Term Loan.

                  4.2.3 PAYMENT OF PRINCIPAL OF EQUIPMENT LOANS. Borrower shall repay the principal balance of each Equipment Loan in consecutive monthly installments of principal, commencing on the first day of the month following the Equipment Loan Borrowing Date for such Equipment Loan and continuing on the first day of each month thereafter, each in an amount equal to the product obtained by multiplying the amount of such Equipment Loan by a fraction, the numerator of which is one (1) and the denominator of which is, in the case of an Equipment Loan to finance Eligible Equipment consisting of Aircraft Collateral, ninety-six (96), and in the case of any other Eligible Equipment, sixty (60), with a final maturity, in the case of an Equipment Loan to finance Eligible Equipment consisting of Aircraft Collateral, on the first day of the ninety-sixth (96th) month following the month in which the Equipment Loan Borrowing Date occurs, and, in the case of an Equipment Loan to finance any other Eligible Equipment, on the first day of the sixtieth (60th) month following the month in which the Equipment Loan Borrowing Date occurs.

         4.3 PAYMENT OF INTEREST. Interest accrued on all of the Loans shall be paid upon the earlier of (i) each Interest Payment Date, or (ii) the termination of this Agreement by Borrower or Lender pursuant to Section 5 hereof.

         4.4 PAYMENT OF OTHER OBLIGATIONS. Borrower shall pay all of the costs, fees and charges provided for in Section 2.2 hereof as and when provided therein to Lender or to any other Person designated by Lender in writing. The balance of the Obligations requiring the payment of money shall be payable by Borrower to Lender as and when provided in this Agreement or the Security Documents, or, if no date of payment is otherwise specified in the Loan Documents, on demand.

         4.5 MANDATORY PREPAYMENTS OF TERM LOAN AND EQUIPMENT LOANS. In addition to the payments on the Term Loan and the Equipment Loans set forth in Sections
4.2.2 and 4.2.3 hereof and in the Term Note and each Equipment Note, Borrower shall make mandatory payments of principal on the Term Loan and the Equipment Loans as follows:

                                    (i) Upon the termination of this Agreement
         by Lender or Borrower pursuant to Section 5 hereof, Borrower shall prepay the Term Loan and the Equipment Loans in full; and

                                    (ii) If Borrower receives any Net Proceeds
         of the Saab Aircraft Collateral or of Eligible Equipment financed by the proceeds of an Equipment Loan, Borrower shall pay to Lender, unless otherwise agreed by Lender or unless otherwise provided in this Agreement, as and when received by Borrower, a sum equal to such Net Proceeds to be applied as follows: (a) in the case of Net Proceeds of the Saab Aircraft Collateral, first, to the Term Loan, and second, if no Event of Default exists, to the Revolver Loans, and, if an Event of Default exists, to such of the outstanding Loans as Lender shall determine; and (b) in the case of Net Proceeds of the Eligible Equipment financed by an Equipment Loan, first, to the Equipment Loan that was made to finance such Eligible Equipment, and second, if no Event of Default exists, to the Revolver Loans, and, if an Event of Default exists, to such of the outstanding Loans as Lender shall determine.

         Each mandatory prepayment applied to the Loans pursuant to this Section
4.5 shall be applied first to Base Rate Loans and Daily LIBOR Loans to the full extent thereof before application to any LIBOR Rate Loans; PROVIDED, HOWEVER, that, so long as no Event of Default exists, in lieu of application of such prepayment to LIBOR Rate Loans prior to the expiration of the respective Interest Periods with respect thereto and the resulting requirement to pay any charges required by Section 2.9 hereof, Borrower may, at its option, deposit with Lender cash funds equal to such prepayment to be held by Lender in the Cash Collateral Account for application to the Loans on the sooner to occur of the expiration of the Interest Period applicable thereto or the termination of this Agreement. Each such prepayment applied to the Term Loan or any Equipment Loan shall be applied ratably to the remaining installments of principal due thereon.

         4.6 OPTIONAL PREPAYMENTS OF LOANS. Borrower may, at its option, prepay the principal owing on any Loan at any time in whole and from time to time in part, but (i) any such prepayment in connection with a termination of this Agreement shall be subject to the payment of any applicable termination charge pursuant to Section 5.2.3 hereof, (ii) any prepayment of the Term Loan or any of the Equipment Loans shall be in amounts aggregating $50,000 or any greater multiple of $25,000, and (iii) if such prepayment is made of a LIBOR Rate Loan and on a date other than the last day of any applicable Interest Period, by paying any charges required by Section 2.9 hereof. Any optional prepayment of the Term Loan or any Equipment Loan shall be applied ratably to the remaining installments of principal due under the Term Note or the related Equipment Note. Borrower shall give written notice (or telephonic notice confirmed in writing) to Lender of any intended prepayment not less than one (1) Business Day prior to any prepayment of Daily LIBOR Loans or Base Rate Loans and not less than two (2) Business Days prior to any prepayment of LIBOR Rate Loans. Such notice, once given, shall be irrevocable.

         4.7 APPLICATION OF PAYMENTS AND COLLECTIONS. During the existence of an Event of Default, Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by Section 7.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not, unless otherwise directed by Borrower, be applied or be deemed to have been applied as a prepayment of the Term Loan or the Equipment Loans, and, if no Event of Default exists, shall be promptly released by Lender to Borrower. If an Event of Default exists, Lender may, at its option, offset such credit balance against any of the Obligations.

         4.8 MARSHALLING; PAYMENTS SET ASIDE. Lender shall be under no obligation to marshall any assets in favor of Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Lender or Lender receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of such setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this Section 4.8 shall survive any termination of this Agreement and payment in full of the Obligations.

         4.9 LOAN ACCOUNT. Lender shall enter all Revolver Loans as debits to Borrower's Loan Account and shall also record in the Loan Account all payments made by Borrower on the Revolver Loans and all proceeds of Collateral which are finally paid to Lender for application to the Revolver

Loans, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

         4.10 STATEMENTS OF ACCOUNT. Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement.

SECTION 5.        TERM AND TERMINATION OF AGREEMENT

         5.1 TERM OF AGREEMENT. Subject to Lender's right to cease making Loans to Borrower during the existence of any Default or Event of Default, this Agreement shall be in effect for a period of three (3) years from the last day of the month hereof, through and including December 31, 2001 (the "Original Term"), and this Agreement shall automatically renew itself for one (1) year periods thereafter (each a "Renewal Term"), unless terminated as provided in
Section 5.2 hereof.

         5.2      TERMINATION.

                  5.2.1 TERMINATION BY LENDER. Upon at least ninety (90) days prior written notice to Borrower, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and, at any time during the existence of an Event of Default, Lender may terminate this Agreement upon written notice to Borrower; PROVIDED, HOWEVER, upon the occurrence of an Event of Default specified in Section 11.1.8 hereof, this Agreement shall automatically terminate.

                  5.2.2 TERMINATION BY BORROWER. Upon at least fifteen (15) days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; PROVIDED, HOWEVER, no such termination shall be effective until Borrower has paid all of the Obligations which are then owing, or which become owing as a result of such termination, in immediately available funds and has made the necessary arrangements with respect to outstanding Letters of Credit and Letter of Credit Guaranties as set forth in Section 5.2.4 hereof. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. No section of this Agreement or Type of Loan available hereunder may be terminated singly.

                  5.2.3 TERMINATION CHARGES. On the effective date of termination of this Agreement for any reason, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the product obtained by multiplying the Average Credit Facility Balance for the immediately preceding 12-month period ending with the month immediately preceding the date of such termination (or shorter period of time this Agreement is in effect), TIMES one percent (1.0%) if termination occurs during the First Loan Year or the Second Loan Year; and zero percent (-0-%) if termination occurs at any time thereafter; PROVIDED, HOWEVER, in the event (a) Lender accelerates the Obligations or imposes the Default Rate as a result of an Event of Default under Section 11.1.4 of this Agreement, (b) Lender establishes an Availability Reserve in excess of $250,000, or (c) Lender does not grant its written approval to the use of any proceeds of the Revolver Loans to make an Acquisition as required by clause iv(a) of the definition of Permitted Acquisition, then within one hundred twenty
(120) days thereafter, Borrower may terminate this Agreement without the payment of any termination charge.

                  5.2.4 EFFECT OF TERMINATION. On the effective date of termination of this Agreement, all of the Obligations shall be immediately due and payable. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid all of the Obligations then due to Lender, in full, in the manner set forth in Section 5.2.2. hereof, and, with respect to each Letter of Credit and Letter of Credit Guaranty then outstanding, shall have either caused such Letter of Credit and Letter of Credit Guaranty to be terminated and returned to Lender or shall have paid to Lender funds equal to the undrawn face amount of such Letter of Credit and Letter of Credit Guaranty to be held by Lender in the Cash Collateral Account as security for the Obligations in accordance with the provisions of Section 11.3.7 hereof. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its Liens in the Collateral unless, with respect to any loss or damage Lender may incur as a result of the dishonor or return of any Payment Item applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage, or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 6.        SECURITY  INTERESTS

         6.1 SECURITY INTEREST IN COLLATERAL. To secure the prompt payment and performance of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                           (i)      All Accounts;

                           (ii)     All Inventory;

                           (iii)    All Equipment;

                           (iv) All Aircraft Collateral and Rated Engine Collateral;

                           (v)      All General Intangibles;


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

                           (vi)     All Documents;

                           (vii)    All Instruments;

                           (viii)   All Chattel Paper;

                           (ix)     All Deposit Accounts;

                           (x) All Securities (except any portion thereof that might constitute Margin Stock);

                           (xi)     All Investment Property;

                           (xii) All tickets, exchange orders and other billing documents for the air transportation of passengers and property, whether processed or unprocessed;

                           (xiii) All right, title and interest of Borrower in and to the Clearing Bank Account and all sums now or hereafter in, payable to or withdrawable from the Clearing Bank Account;

                           (xiv) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                           (xv) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through
         (xiv) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                           (xvi) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (xv) above.

         6.2 OTHER COLLATERAL. In addition to the items of Property referred to in Section 6.1 above, the Obligations shall also be secured by the Cash Collateral to the extent provided herein and all of the other items of Property from time to time described in any of the Security Documents to which Borrower or any of its Subsidiaries is a party as security for any of the Obligations.

         6.3 LIEN PERFECTION; FURTHER ASSURANCES. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral, and make such filings and recordings with the FAA and take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by Applicable Law, Borrower hereby authorizes Lender to execute and file any such financing statement or other filing document on

Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other required filing document and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed reasonably necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

         6.4 EXCLUSION FROM COLLATERAL. The Collateral in which Lender is granted a Lien pursuant to Section 6.1 of this Agreement shall not include any licenses, permits, contracts or other agreements to the extent that the grant of a Lien therein or assignment thereof is prohibited under, or would result in a breach of the terms of, any such license, permit, contract or other agreement, or is prohibited by Applicable Law; PROVIDED, HOWEVER, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under Section 9-318 of the Uniform Commercial Code or other Applicable Law or (ii) so as to limit, impair or otherwise affect Lender's unconditional continuing Liens in any rights or interests of Borrower in or to monies due or to become due under any such license, permit, contract or other agreement (including any Accounts).

SECTION 7.        COLLATERAL ADMINISTRATION

         7.1      GENERAL PROVISIONS

                  7.1.1 LOCATION OF COLLATERAL. All tangible items of Collateral, other than Inventory in transit or Spare Parts located on any Aircraft owned or leased by Borrower, motor vehicles, Aircraft Collateral, Rated Engine Collateral, and other items of Equipment having a value of less than $250,000 in the aggregate, shall at all times be kept by Borrower at one or more of the business locations set forth in SCHEDULE 7.1.1 hereto and shall not, without the prior written approval of Lender, be moved therefrom or located at any other location except for:

                   (i) sales of Inventory in the ordinary course of business and dispositions that are authorized by Section 9.2.8 hereof;

                  (ii) the location of such Collateral at locations within the continental United States or Canada other than those shown in SCHEDULE
         7.1.1 hereto if, (a) Borrower gives Lender written notice of such a location at least thirty (30) days prior to moving or locating any such Collateral at such location, (b) Lender's Lien in such Collateral is and continues to be a duly perfected Lien thereon (and Borrower shall have taken such action as may be required pursuant to Section 6.3 hereof to perfect Lender's Lien thereon, including, without limitation, in the case of Spare Parts, the execution and recordation in the registry of the FAA of an amendment or supplement to the Spare Parts Supplement designating such new location) subject to no other Lien thereon except for Permitted Liens, and (c) neither Borrower's nor Lender's right of entry upon the premises where such Collateral is stored, or its right to remove the Collateral therefrom, is restricted in any material respect; and

                  (iii) temporary transfers (for a period not to exceed 3 months in any event) of such Collateral from any location set forth in
         SCHEDULE 7.1.1 hereto to another location if done for the limited purpose of repairing, refurbishing or overhauling such Collateral in the ordinary course of Borrower's business.

                  7.1.2 INSURANCE OF COLLATERAL. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver the originals or certified copies of such policies to Lender with satisfactory lender's loss payable endorsements naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement, except for policies or endorsements insuring against war risk and allied perils, shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. Each policy affording coverage against war risk and allied perils shall contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least seven (7) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after seven (7) days prior written notice thereof having been given to Lender. If Borrower fails to provide and pay for such insurance and such insurance is commercially available, Lender may, at its option, but shall not be required to, procure the same at commercially reasonable rates and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. In addition to the insurance required herein with respect to the Collateral, Borrower shall maintain, with financially sound and reputable insurers, insurance with respect to its Property and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrower, or as otherwise reasonably required by Lender. Reimbursement under any liability insurance maintained by Borrower pursuant to this Section 7.1.2 may be paid directly to the Person who shall have incurred the liability covered by such liability insurance. All proceeds of insurance received by Borrower or Lender on account of any casualty to the Collateral or other insured risk (except liability) shall be applied as follows:

                                    (i) if an Event of Default exists, all such
         insurance proceeds shall, at Lender's option, be deemed Net Proceeds and paid to Lender as a mandatory prepayment of the Loans pursuant to
         Section 4.5 hereof; and

                                    (ii) if no Event of Default exists, all such
         insurance proceeds of any claim of less than $250,000 shall be released to Borrower for the purpose of Borrower's repairing, replacing or restoring the damaged or destroyed Collateral (and, if replaced, the replacement Collateral shall be subject to Lender's duly perfected Lien therein and no other

         Liens other than Permitted Liens that are not Purchase Money Liens), and all such insurance proceeds of any claim of more than $250,000 shall be remitted to Lender and, at Borrower's option, either (a) applied to the Revolver Loans outstanding and added to the Availability Reserve or (b) credited to the Cash Collateral Account, and thereafter in each case released to Borrower from time to time, but not more often than monthly, against such evidence of repair, replacement or restoration as Lender may reasonably require (subject, as aforesaid, in the case of replacement Collateral).

                  7.1.3 PROTECTION OF COLLATERAL. All reasonable expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, all Taxes imposed by any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Lender to any Person to realize upon the Collateral, shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

         7.2      ADMINISTRATION OF ACCOUNTS.

                  7.2.1 RECORDS AND SCHEDULES OF ACCOUNTS. Borrower shall keep accurate and complete records of its Accounts in accordance with standard air carrier industry practice and all payments and collections thereon and shall submit to Lender:

                                    (i) On such periodic basis as Lender shall
         reasonably request, but no less frequently than weekly, a Borrowing Base Certificate;

                                    (ii) Copies of each recap sheet submitted to
         the ACH under the ACH Procedure Manual concurrently with the sending thereof to ACH;

                                    (iii) Copies of each monthly settlement
         sheet received from ACH pursuant to the ACH Procedure Manual, no later than the third (3rd) Business Day after the receipt thereof;

                                    (iv) Upon Lender's request therefor, copies
         of all interline invoices submitted to, or received from, ACH under the ACH Procedure Manual, and such other matters and information relating to the Accounts of Borrower included on any Borrowing Base Certificate as Lender shall from time to time reasonably request;

                                    (v) Upon Lender's request therefor, copies
         of proof of delivery, invoices or invoice registers and the original copies of all documents, including, without limitation, repayment histories and present status reports, relating to the Accounts so scheduled and such other matters and information relating to the Accounts as Lender shall reasonably request.

         In addition, if Accounts owing by any Account Debtor in an aggregate amount in excess of $50,000 cease to be an Eligible Account in whole or in part, Borrower shall notify Lender by telephone promptly confirmed in writing of such occurrence no later than the second (2nd) Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence.

                  7.2.2 DISCOUNTS, ALLOWANCES, DISPUTES. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Eligible Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Borrowing Base Certificate. In the event any amounts due and owing on an Eligible Account in excess of $50,000 are in dispute, Borrower shall provide Lender with written notice thereof at the time of submission of the next Borrowing Base Certificate, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                  7.2.3 TAXES. If an Account includes a charge for any Tax payable to any governmental taxing authority, Lender, during the existence of an Event of Default, is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor; PROVIDED, HOWEVER, that Lender shall not be liable for any Taxes that may be due by Borrower.

                  7.2.4 ACCOUNT VERIFICATION. Lender shall have the right, at any time if an Event of Default exists and upon not less than five (5) Business Days notice to Borrower if no Event of Default exists, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Eligible Accounts of Borrower by verbal or written communications. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                  7.2.5 TRANSMISSION OF FUNDS. Borrower shall cause all funds credited to its Clearing Bank Account to be sent by federal funds wire transfer to the account of Lender referred to in Section 2.3 of this Agreement for application, for so long as no Event of Default exists, to the outstanding Revolver Loans and corresponding credit to the Loan Account, and, if an Event of Default exists, to the Obligations in such order and against such particular Obligations as Lender shall, in its discretion, determine.

                  7.2.6 COLLECTION OF ACCOUNTS AND OTHER PROCEEDS OF COLLATERAL. All Eligible Accounts of Borrower shall be cleared and collected for payment by ACH pursuant to the ACH Procedure Manual. After the occurrence of an Event of Default, all funds, items of payment or other remittances received by Borrower on account of, or with respect to, its Accounts or the proceeds of any other Collateral shall be held as Lender's property by Borrower as trustee of an express trust for

Lender's benefit and, no later than the first (1st) Business Day after receipt, Borrower shall immediately forward the same in kind to Lender for application to the Obligations. All funds credited to the Clearing Bank Account shall immediately become the property of Lender, and Borrower shall obtain the agreement by the Clearing Bank in favor of Lender to waive any offset rights the Clearing Bank may otherwise have against the funds so credited. Lender assumes no responsibility for the Clearing Bank Account or its maintenance or operation, including, without limitation, any claim of accord and satisfaction or release with respect to deposits made by the Clearing Bank thereto.

         7.3 ADMINISTRATION OF ROTABLES, CLOSING DATE RATED ENGINES AND OTHER EQUIPMENT.

                  7.3.1 RECORDS AND SCHEDULES OF ROTABLES, CLOSING DATE RATED ENGINES AND OTHER EQUIPMENT. Borrower shall keep accurate records itemizing and describing the kind, type, quantity and book value of its Rotables, Closing Date Rated Engines and material items of other Equipment and all dispositions made in accordance with Section 9.2.8 hereof, and shall furnish Lender with a current schedule containing the foregoing information (i) in the case of Rotables and Closing Date Rated Engines, monthly no later than the tenth (10th) day of the month as of the end of the preceding month, and (ii) in the case of all other Equipment, on at least an annual basis and more often if reasonably requested by Lender. Borrower shall also keep accurate and complete logs, manuals, books and records relating to the Equipment, and provide Lender with copies of reports and information relating to the Equipment as Lender may reasonably require from time to time. Promptly after request therefor by Lender, Borrower shall deliver to Lender copies of any and all evidence of ownership, if any, of any Equipment having a cost in excess of $50,000.

                  7.3.2 CONDITION OF ROTABLES, CLOSING DATE RATED ENGINES AND OTHER EQUIPMENT. Borrower shall maintain its Rotables, Closing Date Rated Engines and each other material item of its Equipment in good operating condition and repair, and make all necessary replacements of and repairs thereto so that the value and operating efficiency of the Rotables, Closing Date Rated Engines and other material items of its Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrower shall maintain all Eligible Equipment for which Lender has made an Equipment Loan and all Aircraft Collateral and Rated Engine Collateral airworthy at all times, except when such items of Collateral are being repaired or replaced in accordance with the provisions of this Agreement. Borrower will not permit any material item of its Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form reasonably acceptable to Lender.

                  7.3.3 SUPPLEMENT. Borrower shall comply with each Supplement that is hereafter executed by Borrower pursuant to this Agreement.

         7.4 PAYMENT OF CHARGES. All amounts chargeable to Borrower under
Section 7 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolver Loans that are Base Rate Loans from time to time.

SECTION 8.                 REPRESENTATIONS AND WARRANTIES

         8.1 GENERAL REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement and to make Loans hereunder, Borrower warrants, represents and covenants to Lender that:

                  8.1.1 ORGANIZATION AND QUALIFICATION. Each of Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or similar concepts under Applicable Law). Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on SCHEDULE 8.1.1 hereto and in all other states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary or in which the failure of Borrower or any of its Subsidiaries to be so qualified would have a Material Adverse Effect. Borrower is an air carrier holding a certificate issued by the FAA under 49 U.S.C. ss.44705.

                  8.1.2 CORPORATE POWER AND AUTHORITY. Each of Borrower and its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents by Borrower and its Subsidiaries that are parties thereto have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of its Subsidiaries which has not been obtained; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected that may reasonably be expected to have a Material Adverse Effect; or
(v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

                  8.1.3 LEGALLY ENFORCEABLE AGREEMENT. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and its Subsidiaries enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or in law.

                  8.1.4 CAPITAL STRUCTURE. As of the date hereof, SCHEDULE 8.1.4 hereto states (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by Borrower, (ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, and (iii) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. As of the date hereof, Borrower has no Subsidiaries.

                  8.1.5 CORPORATE NAMES. As of the date hereof, neither Borrower nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on SCHEDULE 8.1.5 hereto. As of the date hereof, except as set forth on SCHEDULE 8.1.5, neither Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

                  8.1.6 BUSINESS LOCATIONS; AGENT FOR PROCESS. As of the date hereof, each of Borrower's and its Subsidiaries' chief executive office and other places of business are as listed on SCHEDULE 7.1.1 hereto. During the preceding five-year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on SCHEDULE 7.1.1 hereto.

                  8.1.7 TITLE TO PROPERTIES; PRIORITY OF LIENS. Each of Borrower and its Subsidiaries has good and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 6 hereof are first priority Liens, subject only to Permitted Liens and such additional Liens securing Indebtedness not to exceed $250,000 in the aggregate outstanding at any one time.

                  8.1.8 ACCOUNTS. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account listed on a Borrowing Base Certificate:

                                    (i) It is genuine and in all respects what
         it purports to be, and it is not evidenced by a judgment, Instrument, Document or Chattel Paper;

                                    (ii) It arises out of a completed, BONA FIDE
         sale of airline transportation services rendered by Borrower in the ordinary course of its business;

                                    (iii) It is for a liquidated amount maturing
         as stated in the duplicate invoice covering such sale, a copy of which has been furnished or is available to Lender;

                                    (iv) To the best knowledge of Borrower, such
         Account, and Lender's Lien therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, deduction, defense, dispute, counterclaim or any other adverse condition except for, in the case of Accounts owing by USAir, USAir's right of offset for current amounts owing under the USAir Operating Agreement, and in the case of all other Accounts, offsets arising in the ordinary course of business for settlement through the ACH under the ACH Agreement in accordance with the ACH Procedure Manual, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                                    (v) Borrower has made no agreement with any
         Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except for the right of offset arising in the ordinary course of business for settlement through the ACH under the ACH Agreement, and except for discounts or allowances reported to Lender pursuant to Section 7.2.2 hereof;

                                    (vi) To the best knowledge of Borrower,
         there are no facts, events or occurrences which in any way impair the validity or enforceability of such Account;

                                    (vii) To the best of Borrower's knowledge,
         the Account Debtor thereunder (a) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (b) such Account Debtor is Solvent;

                                    (viii) To the best of Borrower's knowledge,
         there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account; and

                                    (ix) Any contract under which such Account
         arose does not condition or restrict Borrower's right to assign to Lender the right to payment thereunder unless Borrower has obtained the Account Debtor's consent to such collateral assignment or complied with conditions to such assignment (regardless of whether under the Code or other Applicable Law any such restrictions are ineffective to prevent the grant of a Lien upon such Account in favor of Lender).

                  8.1.9    FINANCIAL STATEMENTS; FISCAL YEAR.

                                    (i) The Consolidated and consolidating
         balance sheets of Borrower and its Subsidiaries as of December 31, 1997, and August 31, 1998, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial position of Borrower and its Subsidiaries at such dates and the results of operations of Borrower and its Subsidiaries for such periods. Since August 31, 1998, except as otherwise disclosed in writing to Lender before the Closing Date, there has been no material adverse change in the financial condition of Borrower and its Subsidiaries as shown on the Consolidated balance sheet as of such date, and the related statements of income, changes in stockholder's equity, and changes in financial position for the period then ending, or any material adverse change in the value of the Collateral; and

                                    (ii) The fiscal year of Borrower and each of
         Borrower's Subsidiaries ends on December 31 of each year.

                  8.1.10 FULL DISCLOSURE. The financial statements referred to in Section 8.1.9 hereof do not, nor does this Agreement or any other written statement of Borrower delivered to Lender, taken as a whole with all other information delivered to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading in any material respect. To the best of Borrower's knowledge, there is no fact (other than matters of a general economic nature) which Borrower has failed to disclose to Lender in writing which Borrower reasonably expects may materially affect adversely the financial condition or operations of Borrower and its Subsidiaries, taken as a whole, or the ability of Borrower and its Subsidiaries, taken as a whole, to perform this Agreement or the other Loan Documents.

                  8.1.11 SOLVENT FINANCIAL CONDITION. Each of Borrower and its Subsidiaries is now and, after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

                  8.1.12 SURETY OBLIGATIONS. As of the date hereof, except as set forth on SCHEDULE 8.1.12 attached hereto, neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

                  8.1.13 TAXES. As of the date hereof, the federal tax identification numbers of Borrower and each of its Subsidiaries are shown on
SCHEDULE 8.1.13 hereto. Borrower and each of its Subsidiaries have filed all federal, and all material state and local tax returns and other material reports it is required by law to file and has paid, or made provision for the payment of, all Taxes upon it, its income and Properties as and when such Taxes are due and payable, except to the extent being Properly Contested. The provision for Taxes on the books of Borrower and each of its Subsidiaries is adequate in all material respects for all years not closed by applicable statutes, and for its current fiscal year.

                  8.1.14 BROKERS. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

                  8.1.15 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. Each of Borrower and its Subsidiaries owns or possesses all material patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights owned by Borrower and its Subsidiaries as of the date hereof are listed on SCHEDULE 8.1.15 hereto.

                  8.1.16 GOVERNMENTAL CONSENTS. Each of Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it except where the failure to obtain any such consents, approvals, licenses, authorizations, permits, certificates, inspections or franchises is not reasonably expected to have a Material Adverse Effect.

                  8.1.17 COMPLIANCE WITH LAWS. Each of Borrower and its Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation where such non-compliance is reasonably expected to have a Material Adverse Effect. Each of Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it.

                  8.1.18 RESTRICTIONS. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its material Properties. Except as set forth on SCHEDULE 8.1.18 hereto, neither Borrower nor any of its Subsidiaries is a party or subject to any material contract or agreement which restricts its right or ability to incur Indebtedness, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

                  8.1.19 LITIGATION. Except as set forth on SCHEDULE 8.1.19 hereto, there are no actions, suits, proceedings or investigations pending on the date hereof, or to the knowledge of Borrower, threatened on the date hereof, against or affecting Borrower or any of its Subsidiaries, or the business, operations, or financial condition of Borrower or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default on the date hereof with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal which is reasonably expected to have a Material Adverse Effect.

                  8.1.20 NO DEFAULTS. As of the date hereof, no event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed in excess of $250,000.

                  8.1.21 LEASES. SCHEDULE 8.1.21 hereto is a complete listing of all capitalized and operating leases of Borrower and its Subsidiaries on the date hereof involving the payment of more than $25,000 during any consecutive twelve (12) month period. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases where non-compliance is reasonably expected to have a Material Adverse Effect.

                  8.1.22 PENSION PLANS. Except as disclosed on SCHEDULE 8.1.22 hereto, neither Borrower nor any of its Subsidiaries has any Plan on the date hereof. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a Material Adverse Effect exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                  8.1.23 LABOR RELATIONS. Except as described on SCHEDULE 8.1.23 hereto, neither Borrower nor any of its Subsidiaries is a party on the date hereof to any collective bargaining agreement. As of the date hereof, there are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

                  8.1.24 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. Borrower is not an "investment company" or "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, or a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

                  8.1.25 MARGIN STOCK. Neither Borrower nor any of its Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

         8.2 CONTINUOUS NATURE OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower in this Agreement and the other Loan Documents shall be true and correct in all material respects on the Closing Date, and on the date of each Borrowing under this Agreement except for any representation and warranty relating to any period before the date of such Borrowing. Each request for a Loan made by Borrower pursuant to this Agreement shall constitute (i) an automatic representation and warranty by Borrower to Lender that there does not then exist any Default or Event of Default and (ii) a reaffirmation as of the date of such request that all of the representations and warranties of Borrower and its Subsidiaries contained in this Agreement and the other Loan Documents are true and correct in all material respects, except for any representations and warranties relating to any period before the date of such request and except for changes in the nature of Borrower's or any of its Subsidiary's business or operations after the date of this Agreement, so long as Lender has consented to such changes or such changes are not prohibited by this Agreement.

         8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9.        COVENANTS AND CONTINUING AGREEMENTS

         9.1 AFFIRMATIVE COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                  9.1.1 VISITS AND INSPECTIONS. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours upon reasonable advance notice, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and, after first affording Borrower an opportunity to participate, its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

                  9.1.2 NOTICES. Notify Lender in writing (i) promptly, but in any event within five (5) Business Days after Borrower's obtaining actual knowledge thereof, of the commencement of any litigation affecting Borrower or any of its Subsidiaries or any of its Properties, whether or not the claim is considered by Borrower to be covered by insurance, and of the institution of any administrative proceeding which, in either case, if adversely determined, is reasonably expected to have a Material Adverse Effect; (ii) at least thirty (30) days prior thereto, of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business; (iii) promptly, but in any event within five (5) Business Days after Borrower's obtaining actual knowledge thereof, of any organized labor dispute to which Borrower may become a party, any strikes or walkouts by organized labor relating to any of its plants or other facilities, and the expiration of any collective bargaining agreement to which it is a party or by which it is bound; (iv) promptly, but in any event within five (5) Business Days after Borrower's obtaining actual knowledge thereof, of any material default by Borrower under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness of Borrower exceeding $100,000;
(v) promptly, but in any event within five (5) Business Days after Borrower's obtaining actual knowledge thereof, of any Default or Event of Default; (vi) promptly, but in any event within five (5) Business Days after Borrower's obtaining actual knowledge thereof, of any default by any obligor under any note or other evidence of Indebtedness in excess of $250,000 payable to Borrower;
(vii) promptly, but in any event within five (5) Business Days after the rendition thereof, of any judgment rendered against Borrower in an amount exceeding $100,000 which is not fully covered by insurance; (viii) promptly, but in any event within five (5) Business Days after Borrower's obtaining actual knowledge thereof, of any default or event of default by Borrower or USAir under the USAir Operating Agreement; and (ix) promptly after the execution of any amendment or modification to the USAir Operating Agreement that would extend the USAir Termination Date and send Lender a copy thereof.

                  9.1.3 FINANCIAL STATEMENTS AND OTHER INFORMATION. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender financial statements (all to be prepared in accordance with GAAP applied on a consistent basis, subject in the case of interim financial statements to changes from audit and year-end adjustments and the absence of notes, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP, and to include statements of cash flow) and other information as follows:

                                    (i) not later than one hundred twenty (120)
         days after the close of each fiscal year of Borrower, audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but reasonably acceptable to Lender, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification;

                                    (ii) not later than forty-five (45) days
         after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's financial year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                                    (iii) promptly after the sending or filing
         thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                                    (iv) upon Lender's request, not later than
         15 days after the end of each month hereafter, an accurate and complete report of the accounts payable of Borrower and its Subsidiaries, in form and substance reasonably satisfactory to Lender;

                                    (v) no less frequently than once a week, a
         copy of the daily performance report submitted to USAir for the preceding day, and no later than five (5) Business Days after the end of each month, a copy of the performance report submitted to USAir for the month then ended;

                                    (vi) promptly upon the giving or receiving
         thereof, copies of all material notices sent to or received from USAir under the USAir Operating Agreement or the FAA;

                                    (vii) promptly after the filing thereof,
         copies of any annual report to be filed with ERISA in connection with each Plan; and

                                    (viii) such other data and information
         (financial and otherwise) as Lender, from time to time, may reasonably request, with respect to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

                  Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default resulting from Borrower's failure to comply with the provisions of Section 9.3 hereof, or, if they are aware of such Default or Event of Default, specifying the nature thereof. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this Section 9.1.3, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of EXHIBIT D hereto executed by the Chief Financial Officer of Borrower.

                  9.1.4 PROJECTIONS. No later than 30 days prior to the end of each fiscal year of Borrower, deliver to Lender Projections of Borrower for the forthcoming fiscal year, month by month.

                  9.1.5 TAXES AND LIENS. Pay and discharge, and cause each Subsidiary to pay and discharge, all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and only to the extent that such Taxes are being Properly Contested. Borrower shall also pay, discharge or provide a bond with respect to, any lawful claims which, if unpaid or unbonded, might become a Lien against any of Borrower's Property except for Permitted Liens; PROVIDED, HOWEVER, Borrower and its Subsidiaries shall not be required to pay any Taxes payable by

Persons other than Borrower and its Subsidiaries unless such amount is due and payable by a Person under the control of Borrower or any of its Subsidiaries or such amount has become a Lien on any of the Collateral.

                  9.1.6 TAX RETURNS. File, and cause each Subsidiary to file, all federal, and all material state and local tax returns and other material reports Borrower or such Subsidiary is required by Applicable Law to file and maintain adequate reserves for the payment of all Taxes imposed upon it, its income or its profits, or upon any Property belonging to it, which may be required by GAAP.

                  9.1.7 COMPLIANCE WITH APPLICABLE LAWS. Comply, and cause each Subsidiary to comply, with all Applicable Laws, and obtain and keep in force any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business, which violation or failure to obtain is reasonably expected to have a Material Adverse Effect.

                  9.1.8 SUBORDINATIONS. Provide Lender with a debt subordination agreement, in form and substance satisfactory to Lender, executed by Borrower and any Person who is an officer, director or Affiliate of Borrower to whom Borrower is or hereafter becomes indebted for Money Borrowed, subordinating in right of payment and claim all of such Indebtedness to the full and final payment and performance of the Obligations.

                  9.1.9 COMPUTER SOFTWARE. Establish by no later than December 31, 1998 an action plan, and cause such action plan to be implemented by no later than June 30, 1999, to assure that the essential items of the computer software of Borrower and its Subsidiaries is able to be used and operated before, during and after calendar year 2000 A.D. without error functions relating to date data, specifically including any error relating to, or the conduct of, date data which represents or references different centuries or more than one century, and provide Lender, and cause each Subsidiary to provide Lender, with assurances reasonably satisfactory to Lender that after June 30, 1999 the essential items of the computer software of Borrower and its Subsidiaries will be able to recognize and perform without error functions relating to date data before, during and after calender year 2000 A.D.

         9.2. NEGATIVE COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

                  9.2.1 FUNDAMENTAL CHANGES. Liquidate, dissolve or merge or consolidate with, or permit any Subsidiary of Borrower to liquidate, dissolve, merge or consolidate with, any Person, except for the following:

                                    (i) a Subsidiary of Borrower may liquidate
         or dissolve or merge with and into Borrower, with Borrower as the surviving corporation, and any

         Subsidiary of Borrower may merge with and into another Subsidiary of Borrower, with either of such Subsidiaries as the survivor; and

                                    (ii) Any Person may merge with and into
         Borrower or any of its Subsidiaries, with Borrower or such Subsidiary of Borrower, as the case may be, as the surviving corporation, in connection with a Permitted Acquisition;

         PROVIDED, HOWEVER, none of the foregoing transactions otherwise permitted by clauses (i) and (ii) shall be permitted if, immediately after giving effect thereto, any Default or Event of Default shall exist.

                  9.2.2 LOANS. Make, or permit any Subsidiary of Borrower to make, any loans or other advances of money, except for the following:

                                    (i) advances for travel, relocation and
         moving, advances against commissions and other similar advances to employees in the ordinary course of business;

                                    (ii) loans or advances to employees to
         finance the acquisition of stock of Borrower;

                                    (iii) loans or advances consisting of the
         extension of trade credit by Borrower and its Subsidiaries in the ordinary course of business;

                                    (iv) without duplication, loans and advances
         permitted as Investments pursuant to Section 9.2.9 of this Agreement;

                                    (v) without duplication, guaranties
         otherwise permitted pursuant to Section 9.2.11 hereof;

                                    (vi) subject to clause (iv) of the
         definition of Permitted Acquisition, loans or advances from Borrower to a Subsidiary, from a Subsidiary to Borrower, or from a Subsidiary to another Subsidiary, provided in each case any instrument evidencing such loan or advance is endorsed to the order of, delivered to, and pledged and assigned to Lender as additional security for the Obligations; and

                                    (vii) other loans and advances not to exceed
         $250,000 in the aggregate at any one time outstanding.

                  9.2.3 AFFILIATE TRANSACTIONS. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower or stockholder, except for:

                                    (i) transactions entered into in the
         ordinary course of business and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of Borrower or such Subsidiary, and, if such transaction involves the payment of money of more than $50,000 during any fiscal year, is fully disclosed in writing to Lender; and

                                    (ii) the transactions set forth on SCHEDULE
         9.2.3 hereto.

                  9.2.4 LIMITATION ON LIENS. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                                    (i) Liens at any time granted in favor of
         Lender;

                                    (ii) Liens for taxes (excluding any Lien
         imposed pursuant to any of the provisions of ERISA) not yet due or that are being Properly Contested;

                                    (iii) Liens of carriers, warehousemen,
         mechanics, repairmen, materialmen and landlords or other statutory Liens incurred in the ordinary course of Borrower's or such Subsidiary's business, but only if the payment in respect of any such Lien is not more than thirty (30) days past due or such Liens are being Properly Contested;

                                    (iv) Purchase Money Liens;

                                    (v) Liens securing Indebtedness of one of
         Borrower's Subsidiaries to Borrower or another such Subsidiary or of Borrower to any of its Subsidiaries, but only if such Liens are expressly by their terms made junior and subordinate to the Liens of Lender and, together with the Indebtedness secured thereby, are assigned to Lender as security for the Obligations;

                                    (vi) reservations, exceptions, easements,
         rights-of-way and other similar encumbrances affecting the real Property of Borrower and its Subsidiaries that do not interfere with the ordinary conduct of the business of Borrower and its Subsidiaries, taken as a whole;

                                    (vii) Liens incurred or deposits made in the
         ordinary course of business in connection with workmen's compensation, unemployment insurance, social security or other forms of governmental insurance or benefits, statutory obligations, trade contracts, leases, insurance contracts, surety and appeal bonds and performance bonds and other similar obligations, in each case arising in the ordinary course of business;

                                    (viii) attachment or judgment Liens to the
         extent not constituting an Event of Default;

                                    (ix) Liens arising from the filing of
         Uniform Commercial Code financing statements for precautionary purposes relating solely to operating leases under which Borrower or any of its Subsidiaries is a lessee, and any interest or title of a lessor of Property leased to Borrower or any Subsidiary, or any Lien on any such interest or title of such lessor;

                                    (x) Liens in Cash and Cash Equivalents as
         security for Hedging Obligations of Borrower and its Subsidiaries incurred in the ordinary course of business;

                                    (xi) Liens in Aircraft and engines (but in
         no other Property) of a Subsidiary of Borrower in existence at the time of a Permitted Acquisition of such Subsidiary;

                                    (xii) such other Liens as appear on SCHEDULE
         9.2.4 hereto;

                                    (xiii) Liens (other than Purchase Money
         Liens) in Property (other than the Collateral) as security for Indebtedness having an aggregate outstanding principal amount not to exceed $500,000 at any one time outstanding;

                                    (xiv) any extension, renewal or replacement
         (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to the foregoing clauses; PROVIDED that such extension, renewal or replacement Lien shall be limited to all or a part of the Property which secured the Lien so extended, renewed or replaced (plus improvements on such Property); and

                                    (xv) such other Liens as Lender may
         hereafter approve in writing.

                  9.2.5 INDEBTEDNESS FOR MONEY BORROWED. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness for Money Borrowed, except for the following:

                                    (i)    Obligations owing to Lender;

                                    (ii)   Subordinated Debt;

                                    (iii)  Purchase Money Indebtedness;

                                    (iv) Indebtedness for Money Borrowed
         existing on the Closing Date as described on SCHEDULE 9.2.5 hereto, and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

                                    (v) Indebtedness for Money Borrowed
         consisting of guaranties of Indebtedness of employees for moving, entertainment, travel and other similar expenses, to the extent incurred in the ordinary course of business;

                                    (vi) without duplication, guaranties
         otherwise permitted pursuant to Section 9.2.11 hereof;

                                    (vii) unsecured Indebtedness for Money
         Borrowed payable to the sellers of stock or assets acquired by Borrower in connection with a Permitted Acquisition;

                                    (viii) Hedging Obligations of Borrower and
         its Subsidiaries entered into in the ordinary course of business;

                                    (ix) without duplication, Indebtedness for
         Money Borrowed permitted as a loan and advance pursuant to Section
         9.2.2 of this Agreement;

                                    (x) Indebtedness for Money Borrowed of a
         Subsidiary of Borrower in existence at the time of a Permitted Acquisition of such Subsidiary to the extent, but only to the extent, secured by a Permitted Lien of the kind described in Section 9.2.4(xi) hereof, and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension; and

                                    (xi) other unsecured Indebtedness for Money
         Borrowed in an aggregate outstanding principal amount not to exceed $500,000 at any one time outstanding.

                  9.2.6 SUBORDINATED DEBT. Make, or permit any Subsidiary of Borrower to make, any payment of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the agreement relative to such Subordinated Debt.

                  9.2.7 DISTRIBUTIONS. Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions while any Default or Event of Default exists.

                  9.2.8 DISPOSITION OF COLLATERAL. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell, lease or otherwise dispose any of, its Collateral, including any disposition of Collateral as part of a sale and leaseback transaction, to or in favor of any Person, except for the following:

                                    (i) sales of Inventory in the ordinary
         course of business;

                                    (ii) for so long as no Default or Event of
         Default exists, (a) a transfer of cash, Spare Parts or Inventory by Borrower to a Subsidiary of Borrower, and (b) a transfer of Collateral from one Subsidiary to another Subsidiary, provided that in each case Lender shall continue to have a perfected Lien in the transferred Collateral and Borrower and its Subsidiaries shall have taken the necessary steps pursuant to Section 6.3 of this Agreement and the corresponding section of each Subsidiary Agreement to continue the perfection of Lender's Lien upon the transferred Collateral;

                                    (iii) dispositions in the ordinary course of
         business of Rotables, Closing Date Rated Engines and other items of Equipment (other than any item of the Saab Aircraft Collateral or any Eligible Equipment financed by an Equipment Loan) of Borrower and its Subsidiaries; PROVIDED THAT (a) in the case of a disposition of any of the Closing Date Rated Engines, Borrower shall give Lender prior written notice of such disposition and, immediately after giving effect to such disposition and the resulting reduction in the Rotables/Rated Engines Borrowing Base, Availability shall be positive, and (b) in the case of Rotables and other items of such Equipment (other than the Closing Date Rated Engines), the Rotables/Rated Engines Borrowing Base is adjusted accordingly and the Rotables and other items of such Equipment which are disposed of are replaced with Rotables and other items of such Equipment of like kind, function and value acquired prior to, concurrently with or within ninety (90) days after, any disposition of such Rotables and other items of such Equipment that is to be replaced, and the replacement Rotables and other items of such Equipment shall be free and clear of Liens other than Permitted Liens;

                                    (iv) for so long as no Default or Event of
         Default shall exist, dispositions of Eligible Equipment financed by an Equipment Loan for a purchase price, payable in cash, for an amount not less than such Equipment Loan and applied as a mandatory prepayment of such Equipment Loan pursuant to Section 4.5 of this Agreement;

                                    (v) redemptions, conversions, rollovers and
         other similar types of dispositions of those Investments consisting of Cash and Cash Equivalents;

                                    (vi) dispositions otherwise permitted by the
         terms of this Agreement (including dispositions in connection with or resulting from a casualty to, or a condemnation of, the Collateral or any portion thereof); and

                                    (vii) the issuance by any Subsidiary of
         Borrower of any capital stock, provided any such capital stock issued to Borrower or any Subsidiary of Borrower is pledged and assigned to Lender pursuant to a Stock Pledge Agreement and, after giving effect to such issuance, such Subsidiary remains a Subsidiary of Borrower or any of Borrower's other Subsidiaries.

         If Borrower or any of its Subsidiaries sells, transfers or otherwise disposes of any Collateral in a transaction either permitted by the terms of this Section 9.2.8 or consented to in writing by Lender, Lender shall, at Borrower's expense, promptly execute, deliver and record such termination statements, instruments, documents and other agreements as Borrower or any of its Subsidiaries may reasonably request to release Lender's Lien in such Collateral.

                  9.2.9 ACQUISITIONS AND INVESTMENTs. Make or have, or permit any Subsidiary of Borrower to make or have, any Investment, or make, or permit any Subsidiary of Borrower to make, any Acquisition, except for the following:

                                    (i) Investments in one or more Subsidiaries
         of Borrower created after the Closing Date in accordance with the provisions of Section 9.2.14 hereof;

                                    (ii) Investments arising from liquidations
         and dissolutions permitted by Section 9.2.1 of this Agreement;

                                    (iii) Permitted Acquisitions;

                                    (iv) Investments arising from dispositions
         of Property permitted by Section 9.2.8 of this Agreement;

                                    (v) Cash and Cash Equivalents;

                                    (vi) without duplication, Investments
         permitted as loans and advances pursuant to Section 9.2.2 of this Agreement and Investments permitted as Indebtedness for Money Borrowed pursuant to Section 9.2.5 of this Agreement;

                                    (vii) Investments made in exchange for
         Accounts arising in the ordinary course of business which are not Eligible Accounts and which are, in the good faith judgment of Borrower, substantially uncollectible, provided that the Instrument evidencing such Investment is delivered to Lender to be held as security for the Obligations pursuant to the terms of this Agreement;

                                    (viii) Investments in evidence of
         Indebtedness, securities or other Property received from another Person by Borrower or any of its Subsidiaries in connection with any bankruptcy case or by reason of a composition or a readjustment of debt or reorganization of such Person as a result of foreclosure, perfection or enforcement of any Lien in exchange for evidence of Indebtedness, securities or other Property of such Person; and

                                    (ix) to the extent constituting an
         Investment, Hedging Obligations of Borrower and its Subsidiaries;

         PROVIDED, HOWEVER, no Investment or Acquisition otherwise permitted by clauses (i), (ii), (iii) and (iv) shall be permitted to be made if, immediately after giving effect thereto, any Default or Event of Default shall exist.

                  9.2.10 FISCAL YEAR. Change its fiscal year from a calendar year.

                  9.2.11 GUARANTIES. Become liable upon the obligations of any Person, by assumption, endorsement or guaranty thereto or otherwise (other than to Lender), except for the following:

                                    (i) the endorsement of checks in the
         ordinary course of business;

                                    (ii) guaranties arising from performance,
         surety, appeal or similar bonds obtained by Borrower or any of its Subsidiaries in the ordinary course of business;

                                    (iii) without duplication, guaranties
         permitted as Indebtedness for Money Borrowed pursuant to Section 9.2.5 of this Agreement;

                                    (iv) guaranties by Borrower of any
         Indebtedness of a Subsidiary, or by a Subsidiary of any Indebtedness of Borrower, or of a Subsidiary of any Indebtedness of another Subsidiary, but only to the extent that such Indebtedness guaranteed thereby is not prohibited by this Agreement;

                                    (v) guaranties of Indebtedness incurred by
         employees for travel, relocation and moving expenses in the ordinary course of business; and

                                    (vi) guaranties in existence on the Closing
         Date and described on SCHEDULE 9.2.11 hereto.

                  9.2.12 USAIR OPERATING AGREEMENT. Enter into, or agree to, any amendment, modification, supplement or termination of the USAir Operating Agreement subsequent to the date of this Agreement, except for adjustments made from time to time to the service charges per passenger boarded pursuant to
Section 8.01(d) thereof, if the effect of such amendment, modification, supplement or termination would (i) shorten the USAir Termination Date, (ii) increase the amount of any fees, charges or other Indebtedness owing by Borrower to USAir thereunder, or (iii) provide for terms more burdensome or restrictive upon Borrower in any material respect.

                  9.2.13 ACH MEMBERSHIP. Withdraw from being an associate member of the ACH.

                  9.2.14 CREATION OF SUBSIDIARIES. Create any Subsidiary after the Closing Date, and, no later than thirty (30) days after the creation of such Subsidiary, Borrower and such Subsidiary shall furnish the following documents to Lender, each to be in form and substance reasonably satisfactory to Lender and its counsel:

                                    (i) a Subsidiary Agreement, a Spare Parts
         Supplement, and such other documents as may be necessary to create in favor of Lender a Lien in all of such Subsidiary's assets (except for its aircraft and Rated Engines), each duly executed by such Subsidiary;

                                    (ii) certified copies of casualty insurance
         policies of such Subsidiary, together with loss payable endorsements on Lender's standard form of Loss Payee Endorsement naming Lender as loss payee as its interests may appear, and certified copies of the liability insurance policies of such Subsidiary, together with endorsements naming Lender as a coinsured;

                                    (iii) Copies of all filing receipts or
         acknowledgments issued by any governmental authority (including, without limitation, the FAA) to evidence any filing or recordation necessary to perfect the Liens of Lender in the collateral encumbered in favor of Lender under the Subsidiary Agreement and evidence in a form acceptable to Lender that such Liens constitute valid and perfected first priority security interests and Liens, subject only to Permitted Liens;

                                    (iv) copies of the certificate of
         incorporation of such Subsidiary, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

                                    (v) good standing certificates for such
         Subsidiary issued by the Secretary of State or other appropriate official of such Subsidiary's jurisdiction of incorporation and each jurisdiction where the conduct of such Subsidiary's business activities necessitates qualification and in which the failure of such Subsidiary to be so qualified would have a Material Adverse Effect;

                                    (vi) certificates of the Secretary or an
         Assistant Secretary of such Subsidiary certifying (a) that attached thereto is a true and complete copy of the Bylaws of such Subsidiary, as in effect on the date of such certification, (b) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of such Subsidiary, authorizing the execution, delivery and performance of the Subsidiary Agreement and the other Loan Documents to which such Subsidiary is a party, and (c) as to the incumbency and genuineness of the signature of each officer of such Subsidiary executing the Subsidiary Agreement or any of the Loan Documents;

                                    (vii) the favorable, written opinion of
         counsel to such Subsidiary as to the Subsidiary Agreement and the other Loan Documents executed by such Subsidiary, to be substantially in the same form as the opinions of Borrower's counsel delivered to Lender pursuant to Section 9.1.1; and

                                    (viii) a Stock Pledge Agreement, together
         with stock powers executed in blank and the original stock certificates issued by such Subsidiary to Borrower or any of its other Subsidiaries that is the parent company of such Subsidiary, and, if such Subsidiary is an air carrier within the meaning of 49 U.S.C. ss.40102(a)(2), evidence of such filings, notices and approvals as may be required by Applicable Law to permit the pledge and assignment contemplated thereby.

         9.3 SPECIFIC FINANCIAL COVENANTS. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall comply with the following financial covenants:

                  9.3.1 CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Borrower and its Subsidiaries shall maintain a Consolidated Fixed Charge Coverage Ratio as of the end of each Testing Period of not less than the ratio shown below for the Testing Period corresponding thereto:


                  Testing Period Ending                                         Ratio
                  ---------------------                                         -----
                  December 31, 1998, March 31, 1999,
                   TESTING PERIOD ENDING                                        RATIO

                  June 30, 1999, September 30, 1999 and
                  December 31, 1999                                             1.05 to 1.0

                  March 31, 2000, June 30, 2000,
                  September 30, 2000 and
                  December 31, 2000                                             1.10 to 1.0

                  March 31, 2001, June 30, 2001,
                  September 30, 2001, December 31, 2001
                  and the Testing Period ending with
                  each Fiscal Quarter thereafter                                1.15 to 1.0

         9.3.2 CONSOLIDATED LEVERAGE RATIO. Borrower and its Subsidiaries shall maintain at all times a Consolidated Leverage Ratio of no greater than 3.0 to 1.0.

SECTION 10.       CONDITIONS  PRECEDENT

         10.1. CONDITIONS PRECEDENT TO TERM LOAN AND INITIAL REVOLVER LOAN ON CLOSING DATE. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, it is understood and agreed that Lender will have no obligation to make the Term Loan or the initial Revolver Loan under Section 1 of this Agreement on the Closing Date unless and until, in addition to each of the conditions set forth in Section 10.3 hereof, each of the following conditions has been satisfied:

                  10.1.1 DOCUMENTATION. Lender shall have received the following documents, each to be in form and substance reasonably satisfactory to Lender and its counsel:

                                    (i) Certified copies of casualty insurance
         policies of Borrower, together with loss payable endorsements on Lender's standard form of Loss Payee Endorsement naming Lender as loss payee as its interests may appear, and certified copies of the liability insurance policies of Borrower, together with endorsements naming Lender as a coinsured;

                                    (ii) Copies of all filing receipts or
         acknowledgments issued by any governmental authority (including, without limitation, the FAA) to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence in a form reasonably acceptable to Lender that such Liens constitute valid and perfected first priority security interests and Liens, subject only to those Permitted Liens which are expressly stated to have priority over the Liens of Lender;

                                    (iii) Copies of the Articles of
         Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State of New York;

                                    (iv) Good standing certificates for Borrower
         issued by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities necessitates qualification and in which the failure of Borrower to be so qualified would have a Material Adverse Effect;

                                    (v) A closing certificate signed by an
         authorized officer of Borrower, dated as of the Closing Date, stating that (a) the representations and warranties set forth in Section 8 hereof are true and correct in all material respects on and as of such date, (b) Borrower is on such date in compliance in all material respects with all the terms and provisions set forth in this Agreement and the other Loan Documents and (c) on such date no Default or Event of Default exists;

                                    (vi) The Aircraft Supplement with respect to
         the Saab Aircraft Collateral, a Rated Engine Supplement with respect to any Rated Engines owned by Borrower as of the Closing Date, the Spare Parts Supplement, and each of the other Security Documents duly executed, accepted and acknowledged by or on behalf of each of the signatories thereto;

                                    (vii) The other Security Documents duly
         executed and delivered by Borrower;

                                    (viii) The favorable, written opinions of
         Schulte Roth & Zabel LLP and special FAA counsel to Lender as to the transactions contemplated by this Agreement and the other Loan Documents;

                                    (ix) Written instructions from Borrower
         directing the application of proceeds of the Term Loan and the initial Revolver Loan made to Borrower pursuant to this Agreement on the Closing Date;

                                    (x) Certificates of the Secretary or an
         Assistant Secretary of Borrower certifying (a) that attached thereto is a true and complete copy of the Bylaws of Borrower, as in effect on the date of such certification, (b) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of Borrower, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which Borrower is a party and the consummation of the transactions contemplated hereby and thereby, and (c) as to the incumbency and genuineness of the signature of each officer of Borrower executing this Agreement or any of the Loan Documents;

                                    (xi) Written confirmation from Congress of
         the balance due on the Indebtedness owed to it as of the Closing Date and that simultaneously with the receipt thereof Congress will execute and deliver to Lender such releases and terminations as may be necessary to release and cancel of record its Liens in any Collateral;

                                    (xii) Agreement duly executed by Borrower
         and the Clearing Bank providing irrevocable instructions for the wire transfer by the Clearing Bank to Lender of all funds credited to the Clearing Bank Account, in form and substance reasonably satisfactory to Lender, together with the termination duly executed by Congress of any payment instructions to the contrary;

                                    (xiii) A true, accurate and complete copy of
         the USAir Operating Agreement, certified by the chief executive officer of Borrower; and

                                    (xiv) Such other documents, instruments and
         agreements as Lender shall reasonably request in connection with the foregoing matters.

                  10.1.2 NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the Loan Documents or the consummation of the transactions contemplated hereby or which, in Lender's sole judgment, would have a Material Adverse Effect.

                  10.1.3 CONSENTS. All approvals, licenses, consents and filings necessary to permit the transactions contemplated by this Agreement shall have been obtained and made.

                  10.1.4 MATERIAL ADVERSE CHANGE. There shall not have occurred any material adverse change in the financial condition, results of operations or business of Borrower or the value of the Collateral from June 30, 1998 to the Closing Date, or any event, condition or state of facts which is expected to have a Material Adverse Effect, as reasonably determined by Lender.

                  10.1.5 NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing.

                  10.1.6 LIENS. Lender shall be satisfied that this Agreement and the other Loan Documents create or will create, as security for the Obligations, a valid and enforceable perfected first priority security interest in and Lien upon all of the Collateral in favor of Lender, subject to no other Liens other than Permitted Liens which are expressly stated to have priority over the Liens of Lender.

         10.2. CONDITIONS PRECEDENT TO EQUIPMENT LOANS. Notwithstanding any of the provisions of this Agreement or the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, it is understood and agreed that Lender will have no obligation to make any Equipment Loan on any Equipment Loan Borrowing Date, unless and until, in addition to the conditions set forth in Sections 10.1 and 10.3, each of the following conditions has been and continues to be satisfied:

                  10.2.1 DOCUMENTATION. Lender shall have received the following documents, each to be in form and substance reasonably satisfactory to Lender and its counsel:

                                    (i) An Equipment Note duly executed by
         Borrower, with blanks suitably completed in accordance with the provisions of this Agreement;

                                    (ii) A copy of all purchase orders issued by
         Borrower pertaining, in whole or in part, to the Eligible Equipment financed by the proceeds of the requested Equipment Loan, together with a copy of the invoice from the vendor(s) thereof indicating that the amount set forth on such invoice is the full amount owing to such vendor(s) with respect to such Eligible Equipment;

                                    (iii) If requested by Lender, a certificate
         signed by an officer of Borrower, dated as of the Equipment Loan Borrowing Date, stating that (a) the representations and warranties set forth in Section 8 hereof are true and correct in all material respects on and as of such date, except for any warranties and representations relating to a prior date and except for changes in the nature of Borrower's or any of its Subsidiary's business or operations after the date of this Agreement, so long as Lender has consented to such changes or such changes are not prohibited by this Agreement, (b) Borrower is on such date in compliance in all material respects with all the terms and provisions set forth in this Agreement and the other Loan Documents and (c) on such date, no Default or Event of Default has occurred and is continuing;

                                    (iv) Each of the following: (1) a copy of
         the full warranty bill of sale for the Eligible Equipment, in form and substance reasonably satisfactory to Lender, specifically referring to such Eligible Equipment which shall contain, among other things, a statement that such bill of sale thereby conveys to Borrower good and marketable title to such Eligible Equipment described therein, free and clear of all Liens, duly recorded in the registry of the FAA; (2) a Supplement covering such Eligible Equipment, duly executed by Borrower with the blanks suitably filled in, and recorded at the expense of Borrower in the registry of the FAA, (3) an opinion of title from special FAA counsel, selected by Borrower and reasonably acceptable to Lender, certifying to Lender that Borrower has, in the case of Eligible Equipment consisting of Aircraft Collateral, good and marketable title to the Aircraft Collateral and, in the case of all Eligible Equipment, that Lender has a first priority Lien in such Eligible Equipment, and
         (4) copies of all filing receipts or acknowledgments issued by any governmental authority (including, without limitation, the FAA) to evidence any filing necessary under the Uniform Commercial Code to perfect the Liens of Lender in the Eligible Equipment and evidence in a form reasonably acceptable to Lender that such Liens constitute valid and perfected first priority Liens; and

                                    (v) Such other documents, certificates,
         opinions or assurances as Lender or its counsel may reasonably request in connection with the making of such Equipment Loan or to evidence or confirm compliance by Borrower with the conditions of this Agreement.

                  10.2.2 TITLE TO ELIGIBLE EQUIPMENT. Borrower shall have or acquire upon the payment of the Equipment Purchase Price, good, indefeasible and merchantable title to the Eligible Equipment being acquired with the proceeds of such Equipment Loan, free and clear of all Liens, except those held by Lender and Permitted Liens, and the Liens of Lender therein shall be and remain a first Lien therein as security for all Obligations of Borrower to Lender.

                  10.2.3 APPRAISAL. If requested by Lender, Lender shall have received an appraisal of the Eligible Equipment to be acquired by Borrower with the requested Equipment Loan conducted at Borrower's expense by an appraiser reasonably acceptable to Lender and such appraisal shall reflect a value acceptable to Lender in its sole discretion.

                  10.2.4 AMOUNT OF EQUIPMENT LOAN. The amount of the requested Equipment Loan shall not exceed one hundred percent (100%) of the Equipment Purchase Price of the Eligible Equipment being financed with the proceeds of such Equipment Loan.

                  10.2.5 AIRWORTHINESS. If requested by Lender, Lender shall have received satisfactory evidence that such Eligible Equipment has been duly certificated by the FAA as to type and airworthiness.

                  10.2.6 WORK STOPPAGE. Borrower or USAir has not ceased a substantial portion of its scheduled air transportation services for any reason, unless (i) such Eligible Equipment had been previously ordered by Borrower, (ii) Borrower had previously provided Lender with a copy of such purchase order (and all other information with respect thereto reasonably requested by Lender) promptly upon Borrower's execution of such purchase order, and (iii) such purchase order is not cancelable by Borrower without penalty.

         10.3 CONDITIONS PRECEDENT TO ALL LOANS, LETTERS OF CREDIT AND LETTER OF CREDIT GUARANTIES. Notwithstanding any of the provisions of this Agreement or the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, it is understood and agreed that Lender will have no obligation to make any Loan (including the Term Loan and the initial Revolver Loan) or issue any Letter of Credit or Letter of Credit Guaranty unless and until, in addition to the conditions set forth in Section 10.1, each of the following conditions has been and continues to be satisfied:

                  10.3.1 EVENTS OF DEFAULT. No Default, Event of Default or Overadvance Condition shall exist.

                  10.3.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 8 of this Agreement and in the Loan Documents shall be true and correct in all material respects except to the extent expressly relating to an earlier date, and except for changes in the nature of Borrower's or any of its Subsidiary's business or operations after the date of this Agreement, so long as Lender has consented to such changes or such changes are not prohibited by this Agreement.

         10.4 WAIVER OF CONDITIONS PRECEDENT. If Lender makes any Loan or issues any Letter of Credit or Letter of Credit Guaranty prior to the fulfillment of any of the conditions precedent set forth in Sections 10.1, 10.2 and 10.3 hereof, the making of such Loan or the issuance of such Letter of Credit or Letter of Credit Guaranty shall constitute only an extension of time for the fulfillment of such condition and not a waiver thereof, and Borrower shall thereafter use its best efforts to fulfill such condition promptly.

SECTION 11.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         11.1 EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an "Event of Default":

                  11.1.1 PAYMENT OF LOANS. Borrower shall fail to make any payment of principal owing on the Loans on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise), or fail to make any payment of interest owing on the Loans within two (2) Business Days of the due date thereof.

                  11.1.2 PAYMENT OF OTHER OBLIGATIONS. Borrower shall fail to pay any of the other Obligations (other than those dealt with specifically in Section 11.1.1 hereof) on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) and such failure shall continue for a period of five (5) Business Days after Lender's giving Borrower written notice thereof.

                  11.1.3 MISREPRESENTATIONS. Any representation, warranty or other statement made or furnished to Lender by or on behalf of Borrower or any Subsidiary of Borrower in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or deemed remade and reaffirmed pursuant to Section 8.2 hereof.

                  11.1.4 BREACH OF SPECIFIC COVENANTS. Borrower or any Subsidiary shall fail or neglect to perform, keep or observe any covenant contained in Sections 6.3, 7.1.1, 7.2.5, 9.1.1, 9.1.3, 9.2 or 9.3 hereof on the date that Borrower or such Subsidiary is required to perform, keep or observe such covenant.

                  11.1.5 BREACH OF LOAN DOCUMENTS. Borrower or any Subsidiary shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 11.1 hereof) or the other Loan Documents and the breach of such other covenant or the other Loan Documents is not cured within thirty (30) days after Lender's giving Borrower written notice thereof.

                  11.1.6 OTHER DEFAULTS. There shall occur any event of default on the part of Borrower or any of its Subsidiaries under any agreement, document or instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of its respective Property is bound, creating or relating to any Indebtedness for Money Borrowed in excess of $250,000 (other than the Obligations) and such event of default shall continue uncured or unwaived beyond any grace period applicable thereto, if the effect of such event of default shall permit the holder of such Indebtedness for Money Borrowed to accelerate the maturity thereof prior to its stated maturity date.

                  11.1.7 INSOLVENCY AND RELATED PROCEEDINGS. Borrower or any of its Subsidiaries shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower or any of its Subsidiaries under the Federal Bankruptcy Code (if against Borrower or any of its Subsidiaries, the continuation of such proceeding for more than 60 days), or Borrower or any of its Subsidiaries shall make any offer of settlement, extension or composition to its unsecured creditors generally.

                  11.1.8 BUSINESS DISRUPTION. If Borrower or any of its Subsidiaries shall suffer the final, unappealable loss or final, unappealable revocation of any material license or permit now held or hereafter acquired by Borrower or any of its Subsidiaries which is necessary to the continued or lawful operation of its business.

                  11.1.9 CHANGE OF CONTROL. A Change of Control shall occur.

                  11.1.10 ERISA. A Reportable Event shall occur which constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower or any Subsidiary of Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's or such Subsidiary's complete or partial withdrawal from such Plan.

                  11.1.11 CHALLENGE TO AGREEMENT. Borrower or any Subsidiary of Borrower shall challenge or contest in writing in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

                  11.1.12 JUDGMENTS. One or more money judgments, writs of attachment or similar process is entered against Borrower or any Subsidiary of Borrower or any of their respective Property which require the payment of money in excess of $250,000 in the aggregate (after excluding from such aggregate amount that portion of any judgment, if any, covered by insurance from a responsible insurance company that is not denying its liability with respect thereto), and the same is not paid, released, discharged, bonded or otherwise stayed within thirty (30) days after the same becomes a Lien.

                  11.1.13 ACH PROCEDURE MANUAL. Borrower shall cease scheduled air transportation services (other than on a temporary basis for a work stoppage) and, in consequence thereof, ACH shall have directed the Clearing Bank to withhold twenty-five percent (25%) of the net funds due Borrower in any subsequent settlement in which Borrower is a net creditor, pursuant to paragraph 8 of the settlement regulations set forth in Section B of the ACH Procedure Manual.

                  11.1.14 WITHDRAWAL AS MEMBER. Borrower shall give notice of withdrawal from the ACH Agreement.

                  11.1.15 NOTICE OF TERMINATION, TERMINATION OR BREACH OF THE USAIR OPERATING AGREEMENT. The giving of notice of termination for any reason of the USAir Operating Agreement by USAir or Borrower; or the termination for any reason of the USAir Operating Agreement (other than in connection with the simultaneous entry of a replacement USAir Operating Agreement that complies with the provisions of Section 9.2.12 of this Agreement); or Borrower shall default in the payment (beyond the applicable grace period with respect thereto, if any) with respect to any Indebtedness owing under the USAir Operating Agreement.

         11.2 ACCELERATION OF THE OBLIGATIONS. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 4.4 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender, upon written notice to Borrower, but without further presentment, demand, protest or notice by Lender, become at once due and payable and Borrower shall forthwith pay to Lender the full amount of such Obligations, PROVIDED, that upon the occurrence of an Event of Default specified in Section
11.1.8 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

         11.3 OTHER REMEDIES. Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:


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

                  11.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                  11.3.2 The right to terminate this Agreement as provided in
Section 5.2.1 hereof.

                  11.3.3 The right to notify Account Debtors to make remittance to Lender of all sums due on Accounts of Borrower, collect such Accounts directly from the Account Debtors, and take such other and further action with respect thereto as set forth in Section 12.1.2 hereof.

                  11.3.4 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).

                  11.3.5 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first, to the reasonable costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, enforcing the rights of Lender under the Loan Documents and collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral; second, to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor. Any surplus shall be paid to Borrower or such other Person legally entitled thereto.

                  11.3.6 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.


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

                  11.3.7 With respect to the face amount of all Letters of Credit and Letter of Credit Guaranties then outstanding, Lender may, at its option, require Borrower to deposit with Lender funds equal to such undrawn face amount, and if Borrower fails promptly to make such deposit, Lender may advance such amount as a Revolver Loan. Any such deposit or advance shall be held by Lender in the Cash Collateral Account as a reserve to fund future payments on such Letters of Credit or Letter of Credit Guaranties. At such time as all Letters of Credit and Letter of Credit Guaranties have expired or have been canceled or terminated and Lender and its Affiliates released from all liability thereunder, any amounts remaining in such reserves shall be applied against any outstanding Obligations, or, to the extent all Obligations have been indefeasibly paid in full, returned to Borrower.

         11.4 REMEDIES CUMULATIVE; NO WAIVER. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 12.       MISCELLANEOUS

         12.1 POWER OF ATTORNEY. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the reasonable cost and expense of Borrower:

                           12.1.1 At such time or times as Lender or said agent,
in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

                           12.1.2 At such time or times upon or after the
occurrence of an Event of Default as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery thereof to such address as Lender may designate;
(vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

         12.2 INDEMNITY. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's or any of its Subsidiary's failure to observe, perform or discharge Borrower's duties hereunder or under any of the Loan Documents. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral; PROVIDED, HOWEVER, Borrower shall have no obligation to indemnify Lender in respect of any such claims arising out of the gross negligence or willful misconduct of Lender, as determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured by the net income of Lender, but including, without limitation, any intangibles tax, stamp tax or recording tax) shall be payable by Lender or by Borrower or any of its Subsidiaries on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Obligations, by reason of any Applicable Law now or hereafter in effect, Borrower will pay (or will promptly reimburse Lender for the payment of) all such Taxes, including, without limitation, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against all liability in connection therewith.

         12.3 SURVIVAL OF INDEMNITIES. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower with respect to each indemnity given by it in this Agreement or any of the other Loan Documents shall survive the payment in full of the Obligations and the termination of this Agreement.

         12.4 MODIFICATION OF AGREEMENT; SALE OF INTEREST. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. With the prior written consent of Borrower (which shall not be unreasonably withheld or delayed), Lender may sell, assign, grant participations in, transfer or otherwise dispose of, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder; PROVIDED, HOWEVER, no such consent shall be necessary in the case of a sale or assignment by Lender in connection with a sale of all or substantially all of its assets or in the case of a participation in which event Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, but such assignee shall not, unless Borrower shall otherwise agree in writing, be entitled to the benefits of Sections 2.7 and 2.8 hereof; AND PROVIDED FURTHER no participation shall be permitted without the prior written consent of Borrower if the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or any installment thereon in which such participant is participating, or reduce the stated rate or extend the time of payment of interest or fees payable hereunder (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect, (ii) release Borrower or any of its Subsidiaries from their obligations under this Agreement or any of the Loan Documents, or
(iii) release all or a substantial portion of the Collateral except as provided by this Agreement or any of the other Loan Documents. In the case of a permitted assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such permitted assignments. Borrower agrees that it will use reasonable efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee, PROVIDED such potential participant or assignee agrees in writing to be bound of the provisions of Section 12.12 of this Agreement. Notwithstanding anything contained in this Section 12.4 to the contrary, in no event shall Lender assign or grant a participation in this Agreement and the other Loan Documents to any Person that is a competitor or an Affiliate of a competitor of Borrower or any of its Subsidiaries in the airline transportation business.

         12.5 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.6 SUCCESSORS AND ASSIGNS. This Agreement and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender.

         12.7 CUMULATIVE EFFECT; CONFLICT OF TERMS. The provisions of the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

         12.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         12.9 NOTICE. All notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt), addressed as follows:

         If to Lender:              Fleet Capital Corporation
                                    6100 Fairview Road, Suite 200
                                    Charlotte, North Carolina 28210
                                    Attention:  Southeast Loan Administration
                                    Facsimile No.: 704-553-6738

         With a copy to:            Carruthers & Roth, P.A.
                                    235 North Edgeworth Street
                                    Greensboro, North Carolina 27401
                                    Attention:  Kenneth M. Greene, Esq.
                                    Facsimile No.: 336-273-7885

         If to Borrower:            Chautauqua Airlines, Inc.
                                    2500 South High School Road
                                    Box 160
                                    Indianapolis, Indiana 46241

                                    Attention: President
                                    Facsimile No.: 317-484-6040

         With copies to:            Wexford Management LLC
                                    411 West Putnam Avenue
                                    Greenwich, Connecticut 06830
                                    Attention: Jay L. Maymudes
                                    Facsimile No.: 203-862-7350

                                            and

                                    Schulte Roth & Zabel LLP
                                    900 Third Avenue
                                    New York, New York 10022
                                    Attention: Lawrence S. Goldberg, Esq.
                                    Facsimile No.: 212-593-5955

or to such other address as each party may designate for itself by notice given in accordance with this Section 12.9; PROVIDED, HOWEVER, that any notice, request or demand to or upon Lender pursuant to Section 3.1.1 or 5.2.2 hereof shall not be effective until received by Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

         12.10 LENDER'S CONSENT. Except as otherwise expressly provided in this Agreement or in any of the Security Documents, whenever Lender's consent is required to be obtained under this Agreement or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion.

         12.11 CREDIT INQUIRIES. Borrower hereby authorizes and permits Lender, at its discretion and without any obligation to do so, to respond to credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

         12.12 CONFIDENTIALITY. Lender agrees that it will use reasonable efforts to keep confidential any information from time to time supplied to it by Borrower and its Subsidiaries in accordance with its customary procedures for handling confidential information of this nature; PROVIDED, HOWEVER, nothing herein shall restrict or otherwise affect the right of Lender to disclose any such information (a) in any action, suit or other legal proceeding or arbitration involving Lender or to the extent required by Applicable Law or judicial process, but Lender shall use reasonable efforts to provide Borrower with prior notice of any such intended disclosure and to render reasonable assistance to Borrower, at Borrower's expense, in Borrower's reasonable efforts to prevent or limit such disclosure, (b) to counsel for Lender, or Lender's accountants, (c) to bank examiners and auditors of Lender, (d) to any participant or prospective participant of Lender, so long as such prospective participant agrees to be bound by the provisions of this Section 12.12 or (e) to the extent such information has theretofore been disclosed by Borrower or any other Person without restrictions as to confidentiality.

         12.13 ENTIRE AGREEMENT; APPENDIX A AND EXHIBITS. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A and each of the exhibits attached hereto are incorporated into this Agreement and by this reference made a part hereof.

         12.14 INTERPRETATION. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         12.15 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN CHARLOTTE, NORTH CAROLINA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NORTH CAROLINA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY

SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         12.16 WAIVERS BY BORROWER. BORROWER WAIVES (I) TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL;
(II) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (III) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (V) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION,

THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, this Agreement has been duly executed under seal on the day and year specified at the beginning of this Agreement.

ATTEST:                                  CHAUTAUQUA AIRLINES, INC.
                                         ("BORROWER")


                                         By: /s/ Robert H. Cooper
----------------------------------          ------------------------------------
Secretary                                   Title: Executive Vice President
                                                   and CFO
                                                  ------------------------------

         [CORPORATE SEAL]
                                         ACCEPTED IN CHARLOTTE, NORTH CAROLINA

                                         FLEET CAPITAL CORPORATION
                                         ("LENDER")


                                         By: /s/ W. Reed Paden
                                            ------------------------------------
                                            Title: V.P.
                                                  ------------------------------


                                         LIBOR LENDING OFFICE:

                                         6100 Fairview Road, Suite 200
                                         Charlotte, North Carolina 28210

                                   APPENDIX A

                               GENERAL DEFINITIONS


                  When used in the Loan and Security Agreement, dated of even date herewith, by and between FLEET CAPITAL CORPORATION and CHAUTAUQUA AIRLINES, INC., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                  ACH - Airline Clearing House, Inc., a Delaware corporation.

                  ACH AGREEMENT - the Associate Membership Agreement, dated January 3, 1992, which incorporates by reference the Agreement Relating to the Settlement of Interline Accounts through Airlines Clearing House, Inc. dated as of February 1, 1948, as amended from time to time, each among ACH, certain air carriers that are and may become party thereto, and Borrower.

                  ACH PROCEDURE MANUAL - the Manual of Procedure for the clearing and settlement functions of ACH as in effect from time to time.

                  ACCOUNT - shall have the meaning ascribed to the term "account" under the Code.

                  ACCOUNT DEBTOR - any Person who is obligated under or on account of an Account.

                  ACCOUNTS BORROWING BASE - at any date of determination thereof, a sum equal to ninety percent (90%) of the net amount of Eligible Accounts outstanding at such date. For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on the shortest terms), sales taxes, credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time (including current amounts owing by Borrower to USAir under the USAir Operating Agreement).

                  ACQUISITION - any transaction, or any series of related transactions, by which Borrower or any of its Subsidiaries directly or indirectly (i) acquires any ongoing business or all or substantially all of the Property of any Person or division thereof, whether through purchase of assets, merger or otherwise, (ii) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the Securities of a Person which have ordinary voting power for the election of directors, or (iii) otherwise acquires control of a 50% or more ownership interest in such Person.

                  ADJUSTED LIBOR RATE - with respect to each Interest Period for a LIBOR Rate Loan, an interest rate per annum (rounded to the nearest ten thousandth of 1%) equal to the quotient of (i) the LIBOR Rate in effect for such Interest Period divided by
         (ii) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.

                  ADJUSTED TANGIBLE ASSETS - all assets except: (i) any surplus resulting from any write-up of assets subsequent to the Closing Date;
         (ii) deferred assets, other than prepaid insurance and prepaid taxes;
         (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) goodwill, including any amounts, however designated on a Consolidated balance sheet of a Person or its Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of such Person; (v) Restricted Investments; and (vi) unamortized debt discount and expense.

                  AFFILIATE - as to any Person, any other Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person; (ii) which beneficially owns or holds 20% or more of any class of the Voting Stock of such Person; or (iii) 20% or more of the Voting Stock (or in the case of a Person which is not a corporation, 20% or more of the equity interest) of which is beneficially owned or held by such Person or a Subsidiary of such Person; PROVIDED, HOWEVER, no Person shall be an Affiliate solely by reason of his or her being a director, officer or employee of Borrower or any of its Subsidiaries.

                  AGREEMENT - the Loan and Security Agreement referred to in the first sentence of this Appendix A, as the same may hereafter be amended, modified, supplemented or restated from time to time, all exhibits hereto and this Appendix A.

                  AIRCRAFT - an aircraft, together with the avionics and other related Property installed in or affixed to such aircraft.

                  AIRCRAFT COLLATERAL - Aircraft and other Property in which Borrower, pursuant to a duly executed Aircraft Supplement, grants Lender a Lien as security for the Obligations.

                  AIRCRAFT SUPPLEMENT - a Supplement to this Agreement substantially in the form of EXHIBIT E to the Agreement.

                  APPLIANCE - an instrument, equipment, apparatus, a part, an appurtenance, or an accessory used, capable of being used, or intended to be used, in operating or controlling aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to aircraft during flight, and not a part of an aircraft, aircraft engine, or propeller.

                  APPLICABLE LAW - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, but not limited to, all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

                  AVAILABILITY - the amount of money which Borrower is entitled to borrow from time to time as Revolver Loans, such amount being the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is zero (0).

                  AVAILABILITY RESERVE - on any date of determination thereof, an amount equal to the sum of (i) all amounts of past due rent or other charges owing at such time by Borrower or any of its Subsidiaries to any landlord of any premises where any material items of the Collateral is located; (ii) any amounts which Borrower or any of its Subsidiaries is obligated to pay pursuant to the provisions of the Loan Documents but does not pay when due and which Lender elects to pay pursuant to any of the Loan Documents for the account of Borrower and its Subsidiaries and which has not been reimbursed to Lender (whether by the proceeds of a Revolver Loan or otherwise); (iii) an amount equal to the Letter of Credit Obligations outstanding on such date; and (iv) such additional reserves established in good faith by Lender in such amounts, and with respect to such matters, events, conditions or contingencies as to which Lender, in its good faith credit judgment, based upon its usual and customary credit and collateral considerations, determines reserves should be established from time to time, including, without limitation, with respect to or as a result of
         (1) improper billings, other billing and settlement errors which occur from time to time under the ACH Procedures Manual, (2) negative trends in the maintenance by Borrower of minimum operations in the markets established under the USAir Operating Agreement, or a flight completion factor or arrival performance factor, that if uncorrected may, in Lender's good faith judgment, give rise to a right of termination of the USAir Operating Agreement by USAir in accordance with the provisions thereof, or (3) other sums chargeable against Borrower's Loan Account as Revolver Loans under any section of the Agreement.

                  AVERAGE CREDIT FACILITY BALANCE - the amount obtained by adding the aggregate unpaid balance of all Loans and Letter of Credit Obligations owing by Borrower to Lender at the end of each day during the period in question and by dividing that sum by the number of days in such period.

                  BANK - Fleet National Bank, a national banking association and its successors and assigns.

                  BASE RATE - the rate of interest generally announced or quoted by Bank from time to time as its base rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such base rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

                  BASE RATE LOAN - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the Base Rate.

                  BOARD OF GOVERNORS - the Board of Governors of the Federal Reserve System of the United States.

                  BORROWING - a borrowing of one or more Loans made on the same day by Lender.

                  BORROWING BASE - as at any date of determination thereof, an amount equal to the sum of:

                            (i)     the Accounts Borrowing Base at such date;

                                             PLUS

                            (ii) the Rotables/Rated Engines Borrowing Base at such date;

                                             MINUS

                            (iii)   the Availability Reserve.


                  BUSINESS DAY - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of North Carolina or is a day on which banking institutions located in such state is closed, PROVIDED, HOWEVER, that when used with reference to a LIBOR Rate Loan (including the making, continuing, prepaying or repaying of any LIBOR Rate Loan for an Interest Period), the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits on the London interbank market.

                  CAPITAL EXPENDITURES - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations; PROVIDED, HOWEVER, the term "Capital Expenditures" shall not include (i) expenditures made in connection with the replacement, substitution or restoration of Property (a) to the extent financed from insurance proceeds paid on account of the loss of or damage to the Property being replaced or restored or (b) with awards of compensation arising from the taking by eminent domain or condemnation of the Property being replaced, (ii) the purchase price of fixed assets consisting of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) the purchase of any replacement fixed asset made within ninety (90) days of the sale of the fixed asset being replaced with the proceeds of such sale, and (iv) expenditures financed by Purchase Money Indebtedness.

                  CAPITALIZED LEASE OBLIGATION - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  CASH COLLATERAL - cash or Cash Equivalents, and interest earned thereon, deposited with Lender in accordance with the Agreement as security for the Obligations to the extent provided in the Agreement.

                  CASH COLLATERAL ACCOUNT - an account established by Lender on its books and to which Lender shall credit all Cash Collateral deposited with Lender in accordance with the Agreement, together with interest earned thereon at a rate equal to the Federal Funds Rate.

                  CASH EQUIVALENTS - (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or any agency or instrumentality thereof and backed by the full faith and credit of the United States Government having maturities of not more than twelve (12) months from the date of acquisition ("Government Obligations"); (ii) domestic certificates of deposit and time deposits having maturities of not more than twelve (12) months from the date of acquisition, banker's acceptances having maturities of not more than twelve (12) months from the date of acquisition and overnight bank deposits, in each case issued by or guaranteed by or placed with, and money market deposit accounts issued or offered by, any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 or better by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor thereto, or P-1 or better by Moody's Investors Services, Inc., or any successor thereto, and (unless issued by Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than ninety (90) days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii); (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 or better by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor thereto, or P-1 or better by Moody's Investors Services, Inc., or any successor thereto, and having a maturity within nine (9) months after the date of acquisition thereof; (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to the principal and interest at the times and amounts sufficient to provide such payment; and (vi) auction preferred stock rated in the highest short-term credit rating category by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor thereto, or by Moody's Investors Services, Inc., or any successor thereto.

                  CHANGE OF CONTROL - the failure of Wexford and its Affiliates to own and control less than fifty-one percent (51%) of the Voting Stock of Borrower on a fully diluted basis.

                  CHATTEL PAPER - shall have the meaning ascribed to "chattel paper" under the Code.

                  CLEARING BANK - The Chase Manhattan Bank, and any successor clearing bank under the ACH Procedure Manual.

                  CLEARING BANK ACCOUNT - the account maintained by Borrower at the Clearing Bank in which, pursuant to the ACH Procedure Manual, all funds due and payable to Borrower are credited.

                  CLOSING DATE - the date on which all of the conditions precedent in Section 10 of this Agreement are satisfied and the initial Loan is made under the Agreement.

                  CLOSING DATE RATED ENGINES - those Rated Engines owned by Borrower on the Closing Date and more particularly described on
         SCHEDULE I to the Agreement.

                  CODE - the Uniform Commercial Code as adopted and in force in the State of North Carolina, as from time to time in effect.

                  COLLATERAL - all of the Property and interests in Property described in Section 6 of the Agreement, all Aircraft Collateral, all Rated Engine Collateral, and all other Property and interests in Property of Borrower or any of its Subsidiaries that now or hereafter secure the payment and performance of any of the Obligations.

                  CONGRESS - Congress Financial Corporation.

                  CONSOLIDATED - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

                  CONSOLIDATED ADJUSTED NET EARNINGS FROM OPERATIONS - with respect to any fiscal period, means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrower and its Subsidiaries, as reflected on the financial statement of Borrower supplied to Lender pursuant to Section 9.1.3 of the Agreement, but excluding:

                                    (i) any gain or loss arising from the sale
                  of capital assets;

                                    (ii) any gain arising from any write-up of
                  assets;

                                    (iii) earnings of any Subsidiary of Borrower
                  accrued prior to the date it became a Subsidiary;

                                    (iv) earnings of any corporation,
                  substantially all the assets of which have been acquired in any manner by Borrower, realized by such corporation prior to the date of such acquisition;

                                    (v) net earnings of any business entity
                  (other than a Subsidiary of Borrower) in which Borrower has an ownership interest unless such net earnings shall have actually been received by Borrower in the form of cash distributions;

                                    (vi) any portion of the net earnings of any
                  Subsidiary of Borrower which for any reason is legally unavailable for payment of dividends to Borrower;

                                    (vii) the earnings of any Person to which
                  any assets of Borrower shall have been sold, transferred or disposed of, or into which Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction;

                                    (viii) any gain or loss arising from the
                  acquisition of any Securities (excluding Hedging Obligations) of Borrower; and

                                    (ix) any gain or loss arising from
                  extraordinary or non-recurring items.

                  CONSOLIDATED ADJUSTED TANGIBLE NET WORTH - at any date means a sum equal to:

                                    (i) the book value at which the Adjusted
                  Tangible Assets of each Person and its Subsidiaries would be shown on a Consolidated balance sheet at such date in accordance with GAAP, MINUS

                                    (ii) the amount at which the liabilities of
                  such Person and its Subsidiaries (other than capital stock and surplus) would be shown on such Consolidated balance sheet in accordance with GAAP, PLUS

                                    (iii) Subordinated Debt.

                  CONSOLIDATED EBITDA - with respect to any period, the sum of
         (i) Consolidated Adjusted Net Earnings From Operations for such fiscal period, PLUS (ii) interest, taxes, depreciation and amortization expenses of Borrower and its Subsidiaries for such fiscal period which were subtracted from earnings in calculating Consolidated Adjusted Net Earnings From Operations for such fiscal period.

                  CONSOLIDATED EBITDAR - with respect to any fiscal period, the sum of (i) Consolidated EBITDA for such fiscal period, PLUS (ii) rental expenses of Borrower and its Subsidiaries for such fiscal period which were subtracted from earnings in calculating Consolidated Adjusted Net Earnings From Operations for such fiscal period.

                  CONSOLIDATED FIXED CHARGES - with respect to any period, the sum of (i) interest expense of Borrower and its Subsidiaries for such period in respect of all Indebtedness for Money Borrowed, PLUS (ii) tax expense of Borrower and its Subsidiaries for such period, PLUS

         (iii) regularly scheduled payments of principal on Indebtedness for Money Borrowed required to be paid by Borrower and its Subsidiaries during such period, PLUS (iv) rentals for aircraft leased by Borrower or any of its Subsidiaries required to be paid by Borrower and its Subsidiaries during such period, PLUS (v) Distributions paid by Borrower during such period, PLUS (vi) Capital Expenditures not financed by Purchase Money Indebtedness paid during such period.

                  CONSOLIDATED FIXED CHARGES COVERAGE RATIO - on the determination thereof at the end of each Testing Period, the ratio of
         (i) Consolidated EBITDAR for such Testing Period to (ii) Consolidated Fixed Charges required to be paid by Borrower and its Subsidiaries during such Testing Period.

                  CONSOLIDATED LEVERAGE RATIO - at any date means the ratio of
         (i) Indebtedness for Money Borrowed of Borrower and its Subsidiaries at such date to (ii) Consolidated Adjusted Tangible Net Worth of Borrower and its Subsidiaries at such date.

                  DAILY LIBOR LOAN - a Loan, or any portion thereof, during any period in which it bears interest at a rate based upon the Daily LIBOR Rate.

                  DAILY LIBOR RATE - for each day that such rate is in effect under the Agreement, an interest rate per annum equal to the quotient of (a) the Fleet Bank Posted LIBOR Rate in effect for such day divided by (b) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.

                  DEFAULT - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default unless timely cured or waived.

                  DEFAULT RATE - as defined in Section 2.1.7 of the Agreement.

                  DEPOSIT ACCOUNTS - all of a Person's demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Person with any bank, savings and loan association, credit union or other depository institution.

                  DISTRIBUTION - in respect of any corporation means and includes: (i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities (or any warrant or option for the purchase of any such Securities) issued by such corporation unless made contemporaneously from the net proceeds of the sale of Securities.

                  DOCUMENT - shall have the meaning ascribed to the term "document" under the Code.

                  DOLLARS - and the sign $ shall refer to currency of the United States of America.

                  ELIGIBLE ACCOUNT - an inter-airline Account of Borrower arising and created in the ordinary course of Borrower's business from the rendition of air transportation and related services which Lender, in its good faith credit judgment, based upon its usual and customary credit and collateral considerations, deems to be an Eligible Account. To be an Eligible Account, such Account must be subject to Lender's perfected Lien and no other Lien other than a Permitted Lien, must be cleared and collected through the Clearing Bank pursuant to the ACH Procedure Manual, and must be billed monthly by a recap sheet submitted to ACH, no later than the nineteenth (19th) day of each month, for all air transportation and related services rendered and revenues earned during the preceding month. Without limiting the generality of the foregoing, no Account of Borrower shall be an Eligible Account if:

                                    (i) it arises out of air transportation and
                  related services rendered by Borrower to a Subsidiary, or an Affiliate of Borrower, or to a Person controlled by an Affiliate of Borrower; or

                                    (ii) payment of such Account is not received
                  from the ACH within fifteen (15) days after the Settlement Date for such Account; or

                                    (iii) any covenant, representation or
                  warranty contained in the Agreement with respect to such Account has been breached; or

                                    (iv) the Account Debtor is also Borrower's
                  creditor or supplier, or the Account Debtor has disputed liability or made a claim with respect to such Account, or the Account otherwise is subject to any right of setoff by the Account Debtor except for the right of setoff arising in the ordinary course of business for settlement through the ACH under the ACH Agreement; or

                                    (v) the Account Debtor has commenced a
                  voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                                    (vi) the Account is evidenced by Chattel
                  Paper or an Instrument of any kind, or has been reduced to judgment; or

                                    (vii) the Account is contingent in any
                  respect or for any reason; or

                                    (viii) the Account Debtor is the United
                  States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Lender, in a manner reasonably satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. ss.203 ET SEQ., as amended); or

                                    (ix) the Account is subject to a Lien other
                  than a Permitted Lien; or

                                    (x) the air transportation and related
                  services giving rise to such Account have not been performed by Borrower or the Account otherwise does not represent a final sale; or

                                    (xi) Borrower has made any agreement with
                  the Account Debtor for any deduction therefrom, except for the right of setoff arising in the ordinary course of business for settlement through the ACH under the ACH Agreement, and except for discounts or allowances reported to Lender; or

                                    (xii) Borrower has made an agreement with
                  the Account Debtor to extend the time of payment thereof; or

                                    (xiii) It is not based upon or evidenced by
                  passenger tickets, exchange orders or other passenger billing documents which have been separated and put into batches in accordance with the requirements of the ACH Procedure Manual.

                  ELIGIBLE EQUIPMENT - New or used Equipment consisting of aircraft or Rated Engines which (i) have been purchased by Borrower after the Closing Date, (ii) have been delivered to and accepted by Borrower and (iii) are subject to Lender's duly perfected first priority Lien and no other Lien that is not a Permitted Lien.

                  ELIGIBLE ROTABLE - a Rotable of Borrower which Lender, in its good faith credit judgment, based upon its usual and customary credit and collateral considerations, deems to be an Eligible Rotable. Without limiting the generality of the foregoing, no Rotable shall be an Eligible Rotable unless:

                                    (i) it is in airworthy condition in
                  accordance with all Applicable Laws, including all applicable FAA rules and regulations;

                                    (ii) it meets all standards imposed by any
                  applicable governmental agency or authority;

                                    (iii) it conforms in all respects to the
                  warranties and representations set forth in the Agreement;

                                    (iv) it is subject to Lender's duly
                  perfected Lien and no other Lien except a Permitted Lien that is not a Purchase Money Lien;

                                    (v) it is situated at a location in
                  compliance with the Agreement; and

                                    (vi) it is owned outright by Borrower and
                  not held by Borrower on consignment or other sale or return basis.

                  ENVIRONMENTAL LAWS - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

                  EQUIPMENT - all aircraft engines (including the Closing Date Rated Engines), propellers, Spare Parts, and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and all other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest; PROVIDED, HOWEVER, Equipment shall not include any Aircraft now owned or hereafter acquired by Borrower or any Rated Engines acquired by Borrower after the Closing Date unless such Aircraft or Rated Engine is the subject of a Supplement executed and delivered by Borrower pursuant to the Agreement.

                  EQUIPMENT LOAN - Loans made by Lender to Borrower pursuant to
         Section 1.1.3 of the Agreement.

                  EQUIPMENT LOAN BORROWING DATE - the date on or after the Closing Date on which all of the conditions set forth in the Agreement are satisfied and Lender makes an Equipment Loan to Borrower.

                  EQUIPMENT FACILITY AMOUNT - the sum of $5,000,000.

                  EQUIPMENT NOTE - each Secured Promissory Note to be executed by Borrower on or about each Equipment Loan Borrowing Date in favor of Lender to evidence a Equipment Loan, which shall be in the form of EXHIBIT A-2 to the Agreement.

                  EQUIPMENT PURCHASE PRICE - the invoice price, exclusive of any applicable sales tax, inspection, installation, transportation or freight costs, of Eligible Equipment purchased by Borrower after the Closing Date for which Lender, upon Borrower's request, provides an Equipment Loan in accordance with the Agreement.

                  ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

                  EUROCURRENCY LIABILITIES - shall have the meaning ascribed thereto in Regulation D issued by the Board of Governors.

                  EVENT OF DEFAULT - as defined in Section 11.1 of the
         Agreement.

                  FAA - the Federal Aviation Administration, an agency of the United States of America.

                  FEDERAL FUNDS RATE - for any period, a fluctuating interest rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in Charlotte, North Carolina, by the Federal Reserve Bank of Charlotte, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Lender from three (3) federal funds brokers of recognized standing selected by Lender.

                  FISCAL QUARTER - one of the fiscal quarters of each fiscal year of Borrower and its Subsidiaries.

                  GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

                  GENERAL INTANGIBLES - all general intangibles of Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

                  HEDGING OBLIGATIONS - with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, foreign exchange contracts, currency swap agreements, commodity swap agreements for those commodities used or consumed by such Person in the ordinary course of business, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or prices of commodities used by such Person in the ordinary course of business.

                  IATA - International Air Transport Association.

                  INDEBTEDNESS - as applied to a Person means, without duplication

                                    (i) all items which in accordance with GAAP
                  would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                                    (ii) all obligations of other Persons which
                  such Person has guaranteed,

                                    (iii) all reimbursement obligations in
                  connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

                                    (iv) in the case of Borrower and its
                  Subsidiaries (without duplication), the Obligations.

                                    In determining the amount of outstanding
                  Indebtedness at any time for the purposes of the Agreement,
                  (a) the amount of any Indebtedness described in clause (ii) shall be the lower of (1) the stated or determinable amount of the primary obligation in respect of which such contingent obligation is made and (2) the maximum amount for which such Person may be liable pursuant to the terms of the agreement embodying such contingent obligation unless such primary obligation and the maximum amount for which such Person may be liable are not stated or determinable, in which case the amount of such contingent obligation shall be such Person's maximum, reasonably anticipated liability in respect thereof as determined by such Person in good faith, (b) the principal amount of Indebtedness under any Hedging Obligation at any time shall be equal to the amount payable as a result of the termination of such Hedging Obligation at such time, and (c) Indebtedness owing by Borrower to any of its Subsidiaries, or by any Subsidiary of Borrower to Borrower or to another Subsidiary of Borrower shall be excluded.

                  INSTRUMENT - shall have the meaning ascribed to the term "instrument" under the Code.

                  INTEREST PERIOD - as defined in Section 2.1.4 of the Agreement.

                  INTEREST PAYMENT DATE - as to (i) any Daily LIBOR Loan and Base Rate Loan, the first day of each month, commencing on the first day of the month following the Closing Date, (ii) any LIBOR Rate Loan having an Interest Period of ninety (90) days or less, the last day of such Interest Period, and (iii) any LIBOR Rate Loan having an Interest Period longer than ninety (90) days, the day which is ninety (90) days after the first day of such Interest Period, each day which is ninety
         (90) days after the previous Interest Payment Date, and the last day of such Interest Period.

                  INTERNAL REVENUE CODE - the Internal Revenue Code of 1986, as amended from time to time.

                  INVENTORY - shall have the meaning ascribed to the term "inventory" in the Code.

                  INVESTMENT - with respect to any Person, means (i) any direct or indirect loan, advance or other extension of credit made by such Person to any other Person, except for Accounts, and (ii) any ownership, voting or similar equity interest (however designated, whether capital stock, partnership interests, membership interests or limited liability company interests or other ownership interests) held by such Person in any other Person.

                  INVESTMENT PROPERTY - shall have the meaning ascribed to "investment property" under the Code.

                  LETTER OF CREDIT - any letter of credit issued by Lender or any of Lender's Affiliates for the account of Borrower.

                  LETTER OF CREDIT AMOUNT - at any time, the aggregate undrawn face amount of all Letters of Credit and Letter of Credit Guaranties then outstanding.

                  LETTER OF CREDIT GUARANTY - any guaranty issued by Lender pursuant to which Lender shall guarantee the payment or performance by Borrower of its reimbursement obligations under a Letter of Credit.

                  LETTER OF CREDIT OBLIGATIONS - at any time, the sum of (i) the maximum amount available to be drawn under the outstanding Letters of Credit and Letter of Credit Guaranties, PLUS (ii) the aggregate amount of all drawings under Letters of Credit and Letter of Credit Guaranties but not theretofore reimbursed by Borrower.

                  LIBOR LENDING OFFICE - with respect to Lender, the office designated as the LIBOR Lending Office for Lender on the signature pages hereof and such other office of Lender or any of its Affiliates that is hereafter designated by notice to Borrower.

                  LIBOR RATE - with respect to an Interest Period, the rate per annum determined by Lender at which deposits of Dollars of amounts equal to or comparable to the amount of the LIBOR Rate Loan to which such Interest Period relates and for a term comparable to such Interest Period are offered to Bank by prime banks in the London interbank foreign currency deposits market at approximately 11:00 o'clock a.m., London time, two (2) Business Days prior to the first day of such Interest Period. Each determination by Lender of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

                  LIBOR RATE LOAN - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

                  LIEN - any mortgage, pledge, hypothecation, assignment, security deposit, encumbrance, lien (statutory or other), charge or other security interest or any other security agreement of any kind or nature whatsoever (including, without limitation, any Capitalized Lease Obligation and any other conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  LOAN - a Revolver Loan, the Term Loan, an Equipment Loan or all or any of them as the context may require.

                  LOAN ACCOUNT - the loan account established on the books of Lender pursuant to Section 4.9 of the Agreement.

                  LOAN DOCUMENTS - the Agreement and the Security Documents.

                  LOAN YEAR - the twelve-month period commencing on December 1 of each year and ending on November 30 of the following year, except that the first Loan Year shall commence on the Closing Date and end on November 30, 1999. References to a numerical Loan Year shown below shall mean the period corresponding thereto:


                     Loan Year                          Period
                     ---------                          ------

                  First Loan Year         Closing Date through December 31, 1999

                  Second Loan Year        January 1, 2000 through December 31, 2000

                  Third Loan Year         January 1, 2001 through December 31, 2001

                  MARGIN STOCK - shall have the meaning ascribed to it in Regulation U of the Board of Governors.

                  MATERIAL ADVERSE EFFECT - the effect of any event or condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has or may be reasonably expected to have a material adverse effect upon the business, operations or financial condition of Borrower and its Subsidiaries, taken as a whole; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan Documents;
         (iii) has or may be reasonably expected to have any material adverse effect upon a material portion of the Collateral, the Liens of Lender with respect to a material portion of the Collateral or the priority of such Liens; or (iv) materially impairs the ability of Borrower or any of its Subsidiaries to perform its respective obligations under the Agreement or any of the other Loan Documents or of Lender to enforce or collect the Obligations or realize upon a material portion of the Collateral in accordance with the Loan Documents and Applicable Law.

                  MAXIMUM RATE - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness in question or, to the extent permitted by Applicable Law, under such Applicable Law that may hereafter be in effect and which allow a higher maximum non-usurious interest rate than Applicable Law now allows. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may
         be).

                  MONEY BORROWED - means (i) Indebtedness arising from the lending of money by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (a) which is represented by notes payable or drafts accepted that evidence extensions of credit,
         (b) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (c) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower.

                  MULTIEMPLOYER PLAN - has the meaning set forth in Section 4001(a)(3) of ERISA.

                  NET PROCEEDS - with respect to any Property, cash proceeds (including cash when received by way of deferred payment) received by Borrower from the sale, lease, transfer or other disposition of such Property, including, without limitation, insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Property, net of: (i) the reasonable costs of such sale, lease, transfer or other disposition;
         (ii) any tax liability arising from such transaction; and (iii) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Permitted Lien on such Property disposed of that is senior to Lender's Liens.

                  NOTICE OF BORROWING - as defined in Section 3.1.1(i) of the Agreement.

                  NOTICE OF CONVERSION/CONTINUATION - as defined in Section 2.1.3(ii) of the Agreement.

                  OBLIGATIONS - collectively, (i) the Loans and all other sums loaned or advanced by Lender to or on behalf of Borrower pursuant to the Agreement or the other Loan Documents, (ii) all liabilities, indebtedness and obligations now or any time hereafter owing by Borrower or any Subsidiary of Borrower to Lender under the Agreement or any of the other Loan Documents, (iii) Hedging Obligations in respect of the Loans owing to Lender or an Affiliate thereof (unless Lender or such Affiliate otherwise agrees in writing), and (iv) all other liabilities, indebtedness and obligations of any and every kind now or hereafter owing or to become due from Borrower or any Subsidiary of Borrower in respect of the Loans.

                  ORIGINAL TERM - as defined in Section 5.1 of the Agreement.

                  OVERADVANCE - a Revolver Loan made by Lender when an Overadvance Condition exists or would result from the making of such Revolver Loan.

                  OVERADVANCE CONDITION - at any date, a condition such that the principal amount of the Revolver Loans outstanding to Borrower on such date exceeds the Borrowing Base on such date.

                  PAYMENT ACCOUNT - an account maintained by Lender to which all funds credited to Borrower's Clearing Bank Account shall be transferred from time to time and all other payments to be made by Borrower pursuant to the Agreement shall be sent in immediately available federal funds.

                  PAYMENT ITEM - all checks, drafts or other items of payment payable to Borrower, including proceeds of any of the Collateral.

                  PERMITTED ACQUISITION - an Acquisition consummated by Borrower or any of its Subsidiaries for which each of the following conditions precedent shall have been satisfied: (i) immediately after giving effect to such Acquisition, no Default or Event of Default shall exist;
         (ii) the general nature, type or character of the business being acquired as a result of such Acquisition does not materially differ from that conducted by Borrower as of the Closing Date or is related thereto; (iii) in the event that the Permitted Acquisition involves the acquisition by Borrower or a Subsidiary of Borrower of the Securities of another Person which, upon the consummation of such Permitted Acquisition, shall become a Subsidiary of Borrower or a Subsidiary of a Subsidiary of Borrower, or involves the acquisition of assets other than the Securities of another Person by Borrower or a Subsidiary of Borrower formed for that purpose, Lender shall have received all documents required by Sections 6.3 and 9.2.14 of the Agreement or similar provisions of any Subsidiary Agreement then in effect; and (iv) either (a) Lender shall have approved such Acquisition or (b) none of the proceeds of the Loans shall be used, in whole or in part, to pay the purchase price of such Acquisition or, in the case of an Acquisition by a Subsidiary of Borrower, to provide working capital financing thereafter to such Subsidiary.

                  PERMITTED LIENS - any Lien of a kind specified in Section
         9.2.4 of the Agreement.

                  PERSON - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  PLAN - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

                  PROJECTIONS - Borrower's forecasted Consolidated and consolidating (i) balance sheets, (ii) profit and loss statements, and
         (iii) cash flow statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                  PROPERLY CONTESTED - in the case of any Indebtedness of Borrower or any of its Subsidiaries (including, but not limited to, any Taxes) that is not paid as and when due or payable by reason of Borrower's or any Subsidiary's bona fide dispute concerning its liability to pay same or concerning the amount thereof, that (i) such Indebtedness is being properly contested in good faith by appropriate proceedings timely instituted and diligently conducted,

         (ii) Borrower has established appropriate reserves as shall be required in conformity with GAAP; (iii) no Lien is imposed upon Borrower's or any Subsidiary's Property with respect to such Indebtedness unless the enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (iv) if the Indebtedness results in the entry, rendition or issuance against Borrower or any of its Subsidiaries or any of their respective assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed or bonded pending a timely appeal or other judicial review within thirty
         (30) days after the entry thereof (unless such Indebtedness is covered by insurance from a responsible insurance company that is not denying its liability with respect thereto); and (v) if such contest is abandoned, settled or determined adversely to Borrower or any of its Subsidiaries, within thirty (30) days Borrower or any of its Subsidiaries pays such Indebtedness and all penalties and interest in connection therewith (unless such Indebtedness is covered by insurance from a responsible insurance company that is not denying its liability with respect thereto).

                  PROPERTY - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  PURCHASE MONEY INDEBTEDNESS - means and includes (i) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets or Spare Parts, and improvements, replacements, substitutions and additions thereto, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within ninety (90) days prior to or after the acquisition of any fixed assets or Spare Parts for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                  PURCHASE MONEY LIEN - a Lien upon fixed assets (and improvements, replacements, substitutions and additions thereto) or Spare Parts which secures Purchase Money Indebtedness, but only if such Lien shall be (i) at all times be confined solely to such fixed assets or Spare Parts the purchase price of which (or, in the case of fixed assets, improvements, replacements, substitutions and additions thereto) was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and shall not extend to any other Property of Borrower and (ii) in the case of a Purchase Money Lien in Spare Parts, the subject of an intercreditor agreement to be executed by Lender, Borrower and the holder of such Purchase Money Lien, in form and substance reasonably satisfactory to Lender, which, among other things, contains provisions that provide for (a) the superiority of such Purchase Money Lien in the Spare Parts that are subject to such Purchase Money Lien to the Lien of Lender therein, (b) the superiority of the Lien of Lender in all other Spare Parts of Borrower, and (c) the segregation and identication of the Spare Parts that are the subject of such Purchase Money Lien from all of Borrower's other Spare Parts.

                  RATED ENGINE - an aircraft engine having at least 750 rated takeoff horsepower or its equivalent or an aircraft propeller capable of absorbing at least 750 rated takeoff horsepower.

                  RATED ENGINE COLLATERAL - the Closing Date Rated Engines and all other Rated Engines and other related Property in which Borrower, pursuant to a duly executed Rated Engine Supplement, grants Lender a Lien as security for the Obligations.

                  RATED ENGINE SUPPLEMENT - a Supplement to this Agreement substantially in the form of EXHIBIT F to the Agreement.

                  REGULATION D - Regulation D of the Board of Governors.

                  RENEWAL TERM - as defined in Section 5.1 of the Agreement.

                  REPORTABLE EVENT - any of the events set forth in Section 4043(b) of ERISA.

                  REVOLVER FACILITY AMOUNT - During the period from May 1 through and including October 31 in each year, the sum of $15,000,000, as such amount may be reduced by Borrower pursuant to Section 1.4 of the Agreement, and during the period from November 1 in each year through and including April 30 of the following year, sixty-six and two- thirds percent (66.67%) of the foregoing amount.

                  REVOLVER LOAN - a Loan made by Lender as provided in Section
         1.1.1 of the Agreement.

                  ROTABLE - a Spare Part which in accordance with GAAP is classified as a fixed asset on the balance sheet of the Person that owns such Spare Part and is depreciated over the economic life of such Spare Part.

                  ROTABLES/RATED ENGINES BORROWING BASE - at any date of determination thereof, the lesser of (a) $3,000,000 or (b) fifty percent (50%) of the aggregate value of Borrower's Eligible Rotables and the Closing Date Rated Engines at such date, in each case calculated on the basis of lower of book value or market value, with book value calculated on the basis of original cost less accumulated depreciation in accordance with GAAP.

                  SAAB AIRCRAFT COLLATERAL - the Aircraft Collateral consisting of two Saab aircraft, together with the aircraft engines and aircraft propellers installed thereon, and related avionics and other Property, all of which is more particularly described on SCHEDULE II to the Agreement.

                  SECURITY - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                  SECURITY DOCUMENTS - each Supplement, each Subsidiary Agreement, each Stock Pledge Agreement, and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                  SETTLEMENT DATE - in the case of ACH transactions between Borrower and an Account Debtor, the twenty-eighth (28th) calendar day of the month following the month in which the air transportation services are rendered and revenues earned, and, in the case of IATA transactions between Borrower and an Account Debtor, the fifteenth
         (15th) calendar day of the second month following the month in which the air transportation services are rendered and revenues earned, and, if such calendar day falls on a Saturday, Sunday or legal holiday observed by the Clearing Bank, the Settlement Date shall be the next working day.

                  SOLVENT - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and
         (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

                  SPARE PART - (a) an accessory, appurtenance or part of (i) an aircraft (except an aircraft engine or propeller), (ii) aircraft engine (except a propeller), or (iii) propeller, or (b) an Appliance, that is to be installed at a later time in an aircraft, aircraft engine, propeller or Appliance.

                  SPARE PARTS SUPPLEMENT - a Supplement to this Agreement substantially in the form of EXHIBIT G to the Agreement.

                  STATUTORY RESERVES - on any date, the percentage (expressed as a decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including, but not limited to, any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include, without limitation, those imposed pursuant to said Regulation D. The Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in such percentage.

                  STOCK PLEDGE AGREEMENT - the Stock Pledge Agreement to be executed by Borrower or a Subsidiary of Borrower as a condition to a Subsidiary becoming a Subsidiary of Borrower or a Subsidiary of a Subsidiary of Borrower, pursuant to which Borrower or such Subsidiary shall pledge to Lender all of the issued and outstanding stock of such Subsidiary, which shall be in the form of EXHIBIT I to the Agreement with blanks suitably completed.

                  SUBORDINATED DEBT - any Indebtedness of Borrower or any of its Subsidiaries that is subordinated to the Obligations in a manner and upon terms satisfactory to Lender.

                  SUBSIDIARY - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

                  SUBSIDIARY AGREEMENT - the Subsidiary Guaranty and Security Agreement to be executed by a Subsidiary of a Borrower as a condition to such Subsidiary's becoming a Subsidiary of Borrower, pursuant to which such Subsidiary shall unconditionally guarantee the payment and performance of the Obligations and shall grant Lender a Lien in all of its Property (except for its aircraft and Rated Engines), which shall be in the form of EXHIBIT H to the Agreement with the blanks suitably completed.

                  SUPPLEMENT - each Aircraft Supplement, Rated Engine Supplement and Spare Parts Supplement to the Agreement, as amended, modified, supplemented or restated from time to time.

                  TAXES - any present or future taxes, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of Lender, taxes imposed on, based upon or measured by Lender's income, net worth or capital, and franchise taxes, branch taxes, doing business taxes or minimum taxes imposed on Lender by the jurisdiction under the laws of which Lender is organized or in which it has its applicable lending office or any political subdivision thereof.

                  TERM LOAN - the loan to Borrower described in Section 1.1.2 of the Agreement.

                  TERM NOTE - the Secured Promissory Note to be executed by Borrower on or about the Closing Date in favor of Lender to evidence the Term Loan, which shall be in the form of EXHIBIT A-1 to the Agreement.

                  TESTING PERIOD - each period of four (4) consecutive Fiscal Quarters.

                  TYPE - the type of Loan, which shall either be a LIBOR Rate Loan or a Base Rate Loan.

                  USAIR - USAir, Inc., a Delaware corporation, and its successors and assigns.

                  USAIR OPERATING AGREEMENT - the Agreement between USAir and Borrower, dated February 9, 1994, as the same is amended, modified, supplemented or restated from time to time, pursuant to which, among other things, Borrower has acquired a non-exclusive license to use trademarks, service marks, trade names, and logos and related intellectual property rights in the operations of Borrower's business.

                  USAIR TERMINATION DATE - the termination date of the USAir Operating Agreement as set forth therein.

                  VOTING STOCK - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                  WEXFORD - Wexford Management, LLC, a Connecticut limited liability company.

                  ACCOUNTING TERMS - Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent (except for changes concurred in by Borrower's independent public accountants) with the most recent audited consolidated financial statements of Borrower and its Subsidiaries delivered to Lender; PROVIDED, HOWEVER, if Borrower shall notify Lender that it wishes to amend any of the financial covenants in Section 9.3 of the Agreement to eliminate the effect of any change in GAAP on the operation of such financial covenants (or if Lender notifies Borrower that Lender wishes to amend any of the financial covenants of Section
9.3 for such purpose), then compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such financial covenant is amended in a manner satisfactory to both Borrower and Lender. Borrower shall deliver to Lender at the same time as the delivery of any annual or monthly financial statements given in accordance with the provisions of
Section 9.1.3 (i) or (ii) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding monthly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.

                  OTHER TERMS. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

                  CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof. All references to any Person shall mean and include successors and permitted assigns of such Person. All references to "including" and "include" shall be understood to mean "including, without limitation".

             [Signatures to this Appendix A begin on the next page]

         IN WITNESS WHEREOF, the parties have caused this Appendix to be duly executed by their duly authorized officers on December 9, 1998.

ATTEST:                                  CHAUTAUQUA AIRLINES, INC.
                                         ("BORROWER")


__________________________________       By:____________________________________
Secretary                                   Title:______________________________

         [CORPORATE SEAL]


                                         ACCEPTED IN CHARLOTTE, NORTH CAROLINA


                                         FLEET CAPITAL CORPORATION
                                         ("LENDER")


                                         By:____________________________________
                                            Title:______________________________

                         LIST OF EXHIBITS AND SCHEDULES


Exhibit A-1                         Form of Term Note
Exhibit A-2                         Form of Equipment Note
Exhibit B                           Form of Notice of Conversion/Continuation
Exhibit C                           Form of Notice of Borrowing
Exhibit D                           Form of Compliance Certificate
Exhibit E                           Aircraft Supplement
Exhibit F                           Rated Engine Supplement
Exhibit G                           Spare Parts Supplement
Exhibit H                           Subsidiary Agreement
Exhibit I                           Stock Pledge Agreement
Schedule 2.2.3                      Letter of Credit Fees
Schedule 7.1.1                      Business Locations
Schedule 8.1.1                      Jurisdictions in which Borrower and each
                                    Subsidiary is Authorized to do Business
Schedule 8.1.4                      Capital Structure of Borrower
Schedule 8.1.5                      Corporate Names
Schedule 8.1.12                     Surety Obligations
Schedule 8.1.13                     Tax Identification Numbers of Borrower and
                                    Subsidiaries
Schedule 8.1.15                     Patents, Trademarks, Copyrights and Licenses
Schedule 8.1.18                     Contracts Restricting Borrower's Right to
                                    Incur Debts
Schedule 8.1.19                     Litigation
Schedule 8.1.21                     Capitalized and Operating Leases
Schedule 8.1.22                     Pension Plans
Schedule 8.1.23                     Labor Contracts
Schedule 9.2.3                      Affiliate Transactions
Schedule 9.2.4                      Permitted Liens
Schedule 9.2.5                      Permitted Indebtedness
Schedule 9.2.11                     Permitted Guaranties
Schedule I                          Closing Date Rated Engines
Schedule II                         Saab Aircraft Collateral

                                   EXHIBIT A-1

                             SECURED PROMISSORY NOTE


$5,400,000                                             December 9, 1998
                                                       Charlotte, North Carolina

         FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of Five Million Four Hundred Thousand Dollars ($5,400,000), together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates of interest in effect from time to time pursuant to Section 2.1 of the Loan Agreement (as such term is defined below).

         This Secured Promissory Note (the "Note") is the Term Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                  (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the date hereof, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

                  (b) Principal shall be due and payable monthly commencing on the first day of the month following the date hereof, and continuing on the first day of each month thereafter to and including December 1, 2006, in installments of $56,250 each; and

                  (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on January 1, 2007.

         If, prior to the date on which this Note is required to be paid in full in accordance with the foregoing provisions, the Loan Agreement is terminated pursuant to Sections 5.2.1 or 5.2.2 thereof, then the entire unpaid principal balance and accrued interest on this Note shall be immediately due and payable in full and shall be paid on the effective date of such termination.

         Borrower shall prepay this Note as provided in Section 4.5 of the Loan Agreement and may prepay this Note in whole at any time or in part from time to time as provided in Section 4.6 of the Loan Agreement. All partial prepayments, whether mandatory or voluntary, shall be applied ratably to the remaining installments of principal due hereon.

         Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 11 of the Loan Agreement.

         To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, except as otherwise expressly provided in the Loan Agreement.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina and is intended to take effect as an instrument under seal.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Charlotte, North Carolina, on the date first above written.

ATTEST:                                  CHAUTAUQUA AIRLINES, INC.
                                         ("BORROWER")

___________________________________      By:____________________________________
Secretary                                   Title:______________________________

         [CORPORATE SEAL]

                                   EXHIBIT A-2

                             SECURED PROMISSORY NOTE

$[Amount of Equipment Loan]                      [Equipment Loan Borrowing Date]
                                                 Charlotte, North Carolina

         FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of _________________________ Dollars ($____________), together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates of interest in effect from time to time pursuant to Section 2.1 of the Loan Agreement (as such term is defined below).

         This Secured Promissory Note (the "Note") is one of the Equipment Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated December 9, 1998 (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                  (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the date hereof, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

                  (b) Principal shall be due and payable monthly commencing on the first day of the month following the date hereof, and continuing on the first day of each month thereafter to and including the first day of ___________, _____ [IF THIS NOTE EVIDENCES AN EQUIPMENT LOAN TO FINANCE ELIGIBLE EQUIPMENT CONSISTING OF AIRCRAFT COLLATERAL, THE 95TH MONTH AFTER THE MONTH IN WHICH THE EQUIPMENT LOAN BORROWING DATE FOR THE EQUIPMENT LOAN EVIDENCED BY THIS NOTE OCCURS, AND IF THIS NOTE EVIDENCES AN EQUIPMENT LOAN TO FINANCE ELIGIBLE EQUIPMENT CONSISTING OF RATED ENGINE COLLATERAL, THE 59TH MONTH AFTER THE MONTH IN WHICH THE EQUIPMENT LOAN BORROWING DATE FOR THE EQUIPMENT LOAN EVIDENCED BY THIS NOTE OCCURS], in installments of $__________ each [THE AMOUNT OF THE EQUIPMENT LOAN EVIDENCED BY THIS NOTE DIVIDED BY, IN THE CASE OF AN EQUIPMENT LOAN TO FINANCE ELIGIBLE EQUIPMENT CONSISTING OF AIRCRAFT COLLATERAL, NINETY-SIX (96), AND, IN THE CASE OF ELIGIBLE EQUIPMENT CONSISTING OF RATED ENGINE COLLATERAL, SIXTY (60)]; and

                  (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the first day of ____________, _____ [IF THIS NOTE EVIDENCES AN EQUIPMENT LOAN TO FINANCE ELIGIBLE EQUIPMENT CONSISTING OF AIRCRAFT COLLATERAL, THE 96TH MONTH AFTER THE MONTH IN WHICH THE EQUIPMENT LOAN BORROWING DATE FOR THE EQUIPMENT LOAN EVIDENCED BY THIS NOTE OCCURS, AND IF THIS NOTE EVIDENCES AN EQUIPMENT LOAN TO FINANCE ELIGIBLE EQUIPMENT CONSISTING OF RATED ENGINE COLLATERAL, THE 60TH MONTH AFTER THE MONTH IN WHICH THE EQUIPMENT LOAN BORROWING DATE FOR THE EQUIPMENT LOAN EVIDENCED BY THIS NOTE OCCURS].

         If, prior to the date on which this Note is required to be paid in full in accordance with the foregoing provisions, the Loan Agreement is terminated pursuant to Sections 5.2.1 or 5.2.2 thereof, then the entire unpaid principal balance and accrued interest on this Note shall be immediately due and payable in full and shall be paid on the effective date of such termination.

         Borrower shall prepay this Note as provided in Section 4.5 of the Loan Agreement and may prepay this Note in whole at any time or in part from time to time as provided in Section 4.6 of the Loan Agreement. All partial prepayments, whether mandatory or voluntary, shall be applied ratably to the remaining installments of principal due hereon.

         Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 11 of the Loan Agreement.

         To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, except as otherwise expressly provided in the Loan Agreement.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina and is intended to take effect as an instrument under seal.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Charlotte, North Carolina, on the date first above written.

ATTEST:                                 CHAUTAUQUA AIRLINES, INC.
                                        ("BORROWER")

___________________________________     By:_____________________________________
Secretary                                  Title:_______________________________

         [CORPORATE SEAL]

                                    EXHIBIT B

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                           Date ________________, ____



Fleet Capital Corporation
6100 Fairview Road, Suite 200
Charlotte, North Carolina 28210
Attention: Southeast Loan Administration

         RE: Loan and Security Agreement dated December 9, 1998, by and between Chautauqua Airlines, Inc. ("Borrower") and Fleet Capital Corporation (as at any time amended, the "Loan Agreement")

Gentlemen:

         This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.1.3(ii) of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement. Borrower hereby gives notice of its request as follows:

Check as applicable:

         |_| A conversion of Loans from one Type to another, as follows:

                  (i) The requested date of the proposed conversion is _______________, 19___ (the "Conversion Date");

                  (ii) The Type of Loans to be converted pursuant hereto are presently ____________ _____________________ [SELECT
                           EITHER LIBOR RATE LOANS, DAILY LIBOR LOANS OR BASE RATE LOANS] in the principal amount of $_________________ outstanding as of the Conversion Date;

                  (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $________________ (the "Conversion Amount");

                  (iv) The Conversion Amount is to be converted into a __________________ [SELECT EITHER A LIBOR RATE LOAN, A DAILY LIBOR LOAN OR A BASE RATE LOAN] (the "Converted Loan") on the Conversion Date.

                  (v) [IN THE EVENT BORROWER SELECTS A LIBOR RATE LOAN:] Borrower hereby requests that the Interest Period for such Converted Loan be for a duration of ________ [INSERT LENGTH OF INTEREST PERIOD].

         |_| A continuation of LIBOR Rate Loans for a new Interest Period, as follows:

                  (i) The requested date of the proposed continuation is _______________, 19___;

                  (ii) The aggregate amount of the LIBOR Rate Loans subject to such continuation is $_______________;

                  (iii) The duration of the selected Interest Period for the LIBOR Rate Loans which are the subject of such continuation is ________________ [SELECT DURATION OF APPLICABLE INTEREST PERIOD].

         Borrower hereby certifies that no Default or Event of Default exists on the date hereof.

         Borrower has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized officer, this ____ day of __________________, 19___.

                                        CHAUTAUQUA AIRLINES, INC.
                                        ("BORROWER")

                                        By:_____________________________________
                                           Title:_______________________________

                                    EXHIBIT C

                           FORM OF NOTICE OF BORROWING

                           Date ________________, ____



Fleet Capital Corporation
6100 Fairview Road, Suite 200
Charlotte, North Carolina 28210
Attention: Southeast Loan Administration

         RE: Loan and Security Agreement dated December 9, 1998, by and between Chautauqua Airlines, Inc. ("Borrower") and Fleet Capital Corporation (as at any time amended, the "Loan Agreement")

Gentlemen:

         This Notice of Borrowing is delivered to you pursuant to Section 3.1.1(i) of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement. Borrower hereby requests a ____________ Loan [INSERT NAME OF LOAN] in the aggregate principal amount of $______________ to be made on ________________, ____, and to consist of:

         Check as applicable:  |_|  Base Rate Loans in the aggregate principal
                                    amount of $______________.

                               |_| Daily LIBOR Loans in the aggregate principal amount of $______________.

                               |_|  LIBOR Rate Loans in the aggregate
                                    principal amount of $______________,
                                    with Interest Periods as follows:

                                     (i)    As to $_____________, an Interest
                                            Period of _______________ month(s);

                                     (ii)   As to $_____________, an Interest
                                            Period of _______________ month(s);

                                     (iii)  As to $_____________, an Interest
                                            Period of _______________ month(s).

         Borrower hereby certifies that no Default or Event of Default exists on the date hereof.

         Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer, this ____ day of ________________,
_____.

                                          CHAUTAUQUA AIRLINES, INC.

                                          ("BORROWER")

                                          By:___________________________________
                                             Title:_____________________________

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]




                                                        __________________, 19__




Fleet Capital Corporation
6100 Fairview Road, Suite 200
Charlotte, North Carolina 28210
Attention: Southeast Loan Administration

                  The undersigned, the chief financial officer of Chautauqua Airlines, Inc., a New York corporation ("Borrower"), gives this certificate to Fleet Capital Corporation ("Lender") in accordance with the requirements of
Section 9.1.3 of that certain Loan and Security Agreement dated December 9, 1998, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                         1. Based upon my review of the Consolidated balance
sheets and statements of income of Borrower and its Subsidiaries for the Testing Period ending __________________, 19__, copies of which are attached hereto, I hereby certify that:

                           (a) Consolidated Fixed Charges Coverage Ratio for such Testing Period is ____ to 1.0; and

                           (b) The Consolidated Leverage Ratio as of the end of such Testing Period is _____ to 1.

                         2. No Default exists on the date hereof, other than:
________________ __________________________________________________ [if none, so state]; and

                         3. No Event of Default exists on the date hereof, other
than ____________________________________________________________ [if none, so state].


                                        CHAUTAUQUA AIRLINES, INC.
                                        ("BORROWER")


                                        By: ____________________________________
                                                 Chief Financial Officer

                                    EXHIBIT E

                           AIRCRAFT CHATTEL MORTGAGE,
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         THIS AIRCRAFT CHATTEL MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS (this "Agreement"), made and entered into as of the 9th day of December, 1998, by and between CHAUTAUQUA AIRLINES, INC., a New York corporation ("Borrower"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender");

                                   WITNESSETH:
                                   ----------

         In consideration of the terms and conditions contained herein, and of any extension of credit heretofore, now or hereafter made by Lender to Borrower, the parties hereto hereby agree as follows:

 1.      DEFINITIONS.

         As used in this Agreement, the following terms shall have the following definitions:

                  "Agreement" means and includes this Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents, any concurrent or subsequent exhibits or schedules hereto, and any extensions, supplements, amendments or modifications hereto or to any such exhibit or schedule.

                  "Aircraft" means and includes: (a) the Airframe; (b) the Engines; (c) the Propellers; (d) all Buyer-Furnished Equipment; and (e) any and all manuals, log books, flight records, maintenance records and other historical records or information of Borrower relating to the foregoing items (a), (b), (c) and (d).

                  "Airframe" means and includes those certain Airframes identified on EXHIBIT A attached hereto and incorporated herein by this reference, together with any and all parts, appliances, components, instruments, accessories, accessions, attachments, equipment or avionics (including, without limitation, radio, radar, navigation systems or other electronic equipment) installed in, appurtenant to, or delivered with or in respect of such airframes.

                  "Borrower" means and refers to Chautauqua Airlines, Inc., a New York corporation, with its chief executive office located at 2500 South High School Road, Box 160, Indianapolis, Indiana 46241.

                  "Buyer-Furnished Equipment" means and includes all equipment owned by Borrower and incorporated or installed in or attached to the Aircraft prior to, on or after delivery of such Aircraft to Borrower, including attachments, accessories, replacements and added parts and components now or hereafter installed or attached thereto and all substitutions and replacements thereof.

                  "Code" means and refers to the Uniform Commercial Code as enacted by the State of North Carolina, and any and all terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code.

                  "Collateral" means and includes each and all of the following:
         (a) the Airframe; (b) the Engines; (c) the Propellers; (d) all Buyer-Furnished Equipment; (e) all right, title and interest of Borrower in and to any lease, rental agreement, charter agreement or other agreements respecting the Airframe, the Engines, the Propellers or the Buyer-Furnished Equipment, including, without limitation, Borrower's right to receive, either directly or indirectly, from any Person, any rents or other payments due under such agreements; (f) the records, logs, manuals, drawings and data, inspection, maintenance, modification and overhaul records maintained with respect to the Airframe, the Engines, the Propellers and the Buyer-Furnished Equipment; and (g) the proceeds of any of the foregoing items (a) through (f), including, but not limited to, unearned insurance premiums and proceeds of insurance covering the Airframe, the Engines, the Propellers and any other portion of Collateral, and any and all accounts, general intangibles, contract rights, inventory, equipment, money, drafts, instruments, deposit accounts or other tangible or intangible property of Borrower resulting from the sale (authorized or unauthorized) or other disposition of the Collateral, or any portion thereof, and the proceeds of such proceeds.

                  "Engines" means those engines identified on EXHIBIT B attached hereto and incorporated herein by this reference, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines. The term "Engines" shall also refer to any replacement aircraft engine which Borrower is required or permitted, under this Agreement, to install upon the Airframe and as to which Borrower complies with each of the applicable requirements contained in this Agreement.

                  "Event of Default" means and includes the occurrence of any one or more of the events or conditions set forth in Section 4.1 of this Agreement.

                  "FAA" means and refers to the United States Federal Aviation Administration, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

                  "Geneva Convention" means and refers to the Convention on the International Recognition of Rights in Aircraft made at Geneva, Switzerland on June 19, 1948

         (effective September 17, 1953), together with the necessary enactment rules and regulations promulgated by any particular signatory country.

                  "Judicial Officer or Assignee" means and includes any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other Person having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, custodian or assignee for the benefit of creditors.

                  "Lender" means and refers to Fleet Capital Corporation, a Rhode Island corporation, with an office and place of business located at 6100 Fairview Road, Suite 200, Charlotte, North Carolina 28210, and its successors and assigns.

                  "Lender Expenses" means and includes: (a) all reasonable costs and expenses which Borrower is required to pay or cause to be paid under this Agreement or any of the other Loan Documents and which are paid or advanced by Lender pursuant to the provisions of this Agreement or any of the other Loan Documents; (b) all taxes and insurance premiums of every kind and nature which Borrower is required to pay or cause to be paid under this Agreement or any of the other Loan Documents and which are paid or advanced by Lender pursuant to the provisions of this Agreement or any of the other Loan Documents; (c) all necessary or advisable filing, recording, publication and search fees paid or incurred by Lender in connection with the transactions contemplated by this Agreement; (d) all reasonable costs and expenses paid or incurred by Lender (with or without suit) to correct any default or enforce any provisions of this Agreement or any of the other Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, refurbishing, appraising, selling, preparing for sale and advertising to sell the Collateral, whether or not a sale is consummated; (e) all reasonable costs and expenses paid or incurred by Lender in enforcing or defending this Agreement, any of the other Loan Documents or any portion of any thereof; and (f) reasonable attorneys' fees and expenses paid or incurred by Lender in enforcing or defending this Agreement, any of the other Loan Documents or any provision of any thereof, whether or not suit is brought, and including any action brought in any bankruptcy or insolvency proceeding.

                  "Loan Agreement" means and refers to that certain Loan and Security Agreement between Borrower and Lender, dated December 9, 1998, as the same may be supplemented, modified or amended from time to time and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

                  "Loan Documents" shall have the meaning ascribed to such term in the Loan Agreement and shall include this Agreement.

                  "Obligations" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Permitted Liens" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Person" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Propellers" means those propellers identified on EXHIBIT C attached hereto and incorporated herein by this reference, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such propellers. The term "Propellers" shall also refer to any replacement aircraft propeller which Borrower is required or permitted, under this Agreement, to install upon the Airframe and as to which Borrower complies with each of the applicable requirements contained in this Agreement.

         All other capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

 2.      CREATION OF SECURITY INTERESTS.

         2.1 SECURITY INTEREST IN COLLATERAL. In order to secure prompt repayment of any and all Obligations owed by Borrower to Lender and in order to secure prompt performance of any and all other Obligations to be performed by Borrower, Borrower hereby grants to Lender a continuing security interest in and lien upon the Collateral, whether now owned or existing or at any time hereafter acquired, arising or created by Borrower, wherever located, subject to Permitted Liens. Lender's security interest in and lien upon the Collateral shall attach to all of the Collateral upon the execution and delivery of this Agreement, without further act being required of either Lender or Borrower.

         2.2 SECURITY INSTRUMENTS; FURTHER ASSURANCES. Borrower will perform, or will cause to be performed, upon the reasonable request of Lender, each and all of the following:

                  (a) Record, register and file this Agreement, as well as such notices, financing statements and other documents or instruments as may from time to time be reasonably requested by Lender to fully carry out the intent of this Agreement, with the FAA in Oklahoma City, Oklahoma, and such other administrations or governmental agencies, whether domestic or foreign, as may be reasonably determined by Lender to be necessary or advisable in order to perfect, establish, confirm, maintain and perfect the security interest and lien created hereunder, as a legal, valid and binding security interest and lien upon the Collateral;

                  (b) Furnish to Lender evidence of every such recording, registering and filing; and

                  (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments and acts as Lender reasonably determines are necessary or required to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation: (i) any and all acts and things which may be reasonably requested by Lender with respect to complying with or remaining subject to the Geneva Convention, the laws and regulations of the FAA, or the laws and regulations of any of the various states or countries in which the Aircraft is or may fly over, operate in, or become located in; and (ii) defending the title of Borrower to the Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every Person claiming an interest therein contrary or adverse to Borrower's title to same.

         2.3 POWER OF ATTORNEY. Borrower hereby irrevocably appoints Lender as its attorney- in-fact and agent with full power of substitution and re-substitution for Borrower and in its name to do, at Lender's option, any one or more of the following acts, upon the occurrence and during the continuance of an Event of Default: (a) to receive, open and examine all mail addressed to Borrower and to retain any such mail relating to the Collateral and to return to Borrower only that mail which is not so related; (b) to endorse the name of Borrower on any checks or other instruments or evidence of payment or other documents, drafts or instruments arising in connection with or pertaining to the Collateral, to the extent that any such items come into the possession of Lender; (c) to compromise, prosecute or defend any action, claim or proceeding concerning the Collateral; (d) to do any and all acts which Borrower is obligated to do under this Agreement or under any of the other Loan Documents;
(e) to exercise such rights as Borrower might exercise relative to the Collateral, including, without limitation, the leasing, chartering or other utilization thereof; (f) to give notice of Lender's security interest in and lien upon the Collateral, including, without limitation, notification to lessees and other account Borrowers of Lender's security interest in the rents and other payments due to Borrower relative to the Collateral, and the collection of any such rents or other payments; and (g) to execute in Borrower's name and file any notices, financing statements and other documents or instruments Lender determines are necessary or required to fully carry out the intent and purpose of this Agreement or to perfect Lender's security interest and lien in and upon the Collateral. The appointment of Lender as Borrower's attorney-in-fact, and each and every one of Lender's rights and powers in connection therewith, being coupled with an interest, are and shall remain irrevocable until all of the Obligations have been fully paid and performed.

 3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

         By executing and delivering this Agreement, and continually thereafter until each and all of the Obligations have been fully paid and performed, Borrower represents, warrants and covenants to Lender as follows:

         3.1 COMPLIANCE WITH LAWS. Borrower will neither use the Collateral, nor permit the Collateral to be used, for any unlawful purpose or contrary in any material respect to any statute, law, ordinance or regulation relating to the registration, use, operation or control of the Collateral that may reasonably be expected to have a Material Adverse Effect. Borrower will comply in all material respects with, or cause to be complied in all material respects with, at all times and in all respects, all statutes, laws, ordinances and regulations of the United States (including, without limitation, the FAA), and of all other governmental, regulatory or judicial bodies applicable to the use, operation, maintenance, overhauling or condition of the Collateral, or any part thereof, and with all requirements under any licenses, permits, or certificates of a material nature relating to the use or operation of the Collateral which are issued to Borrower or to any other Person having operational control of the Collateral where such non-compliance is reasonably expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that Borrower may, in good faith and by appropriate legal or other proceedings, contest the validity of any such statutes, laws, ordinances or regulations, or the requirements of any such licenses, permits or certificates, and pending the determination of such contest may postpone compliance therewith, unless the rights of Lender hereunder are or are reasonably expected to be materially adversely affected thereby. Without limiting the generality of the foregoing, Borrower agrees that at no time during the effectiveness of this Agreement shall the Aircraft be operated in, located in, or relocated to any jurisdiction outside of the United States of America unless the Geneva Convention (or some like treaty and regulations or other similar law reasonably satisfactory to Lender) shall be in effect in such jurisdiction and any notices, financing statements, documents or instruments necessary or required, in the opinion of counsel for Lender, to be filed in such jurisdiction shall have been filed and file stamped copies thereof shall have been furnished to Lender. The foregoing authority to use the Aircraft to the contrary notwithstanding, at no time shall the Borrower or any Person under the Borrower's control and supervision knowingly operate the Aircraft in or over any area which may expose Lender to any penalty, fine, sanction or other liability, whether civil or criminal, under any applicable law, rule, treaty or convention, nor may the Aircraft be used in any manner which is or is declared to be illegal and which may thereby render the Aircraft liable to confiscation, seizure, detention or destruction.

         3.2      MAINTENANCE AND REPAIR.

                  (a) During the effectiveness of this Agreement, Borrower shall, at its expense, do or cause to be done each and all of the following:

                      (i) Maintain and keep each material item of the Collateral in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

                      (ii) Maintain and keep the Aircraft in good order and
                  repair and airworthy condition in accordance with the requirements of each of the manufacturers' manuals and mandatory service bulletins and each of the manufacturers' non-mandatory service bulletins which relate to airworthiness;

                      (iii) Replace in or on the Airframe, any and all Engines,
                  Propellers, parts, appliances, instruments or accessories which may be worn out, lost, destroyed or otherwise rendered unfit for use; and

                      (iv) Without limiting the foregoing, cause to be
                  performed, on all parts of the Aircraft, all applicable mandatory FAA airworthiness directives, all FAA regulations, and all manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement.

                  (b) Borrower shall be responsible for all required inspections of the Aircraft and licensing or re-licensing of the Aircraft in accordance with all applicable FAA and other governmental requirements. Borrower shall at all times cause the Aircraft to have, on board and in a conspicuous location, a current Certificate of Airworthiness issued by the FAA;

                  (c) All inspections, maintenance, modifications, repairs, and overhauls of the Aircraft (including those performed on the Airframe, the Engines, the Propellers, and/or any components, appliances, accessories, instruments, or equipment) shall be performed by personnel authorized by the FAA to perform such services;

                  (d) If any Engine, any Propeller, component, appliance, accessory, instrument, Buyer-Furnished Equipment, equipment or part of the Aircraft shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards for maintenance and other provisions set forth in this Agreement, Borrower may:

                           (i) Install on the Aircraft such items of
                  substantially the same type in temporary replacement of those then installed on the Aircraft, pending overhaul or repair of the unsatisfactory item; PROVIDED, HOWEVER, that such replacement items must be in such a condition as to be permissible for use upon the Aircraft in accordance with the standards for maintenance and other provisions set forth in this Agreement; and PROVIDED, FURTHER, that Borrower must, at all times, retain title to any and all items temporarily removed subject to no liens other than Permitted Liens; or

                      (ii) Install on the Aircraft such items of substantially
                  the same type in permanent replacement of those then installed on the Aircraft; PROVIDED, HOWEVER, that such replacement items must be in such condition as to be permissible for use upon the Aircraft in accordance with the standards for maintenance and other provisions set forth in this Agreement; and PROVIDED, FURTHER, that Borrower must first comply with each of the requirements of subsection 3.2(e) below.

                  (e) In the event that during the effectiveness of this Agreement, Borrower shall be required or permitted to install upon the Airframe, any Engine, any Propeller or any Buyer-Furnished Equipment, components, appliances, accessories, instruments, engines, equipment or parts in permanent replacement of those then installed on the Airframe or such Engine or Propeller, Borrower may do so provided that, in addition to any other requirements provided for in this Agreement:

                      (i) Lender is not divested of its security interest in and lien upon any item removed from the Aircraft and that no such removed item shall be or become subject to the lien or claim of any Person other than Permitted Liens, unless and until such item is replaced by an item of the type and condition required by this Agreement, title to which, upon its being installed or attached to the Airframe, is validly vested in Borrower, free and clear of any Liens of any kind or nature of any Person other than Permitted Liens;

                      (ii) Borrower's title to every substituted item shall
                  immediately be and become subject to the security interest and lien of Lender, and each of the provisions of this Agreement, and each such item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute in the manner permitted herein, and Borrower shall take such action, including the execution, delivery and recordation in the registry of the FAA, of a supplement to this Agreement and the filing of any necessary financing or other statements or amendments thereto, as may be required to subject the substitute items to the perfected lien and security interest in favor of Lender created by this Agreement; and

                      (iii) If an item is removed from the Aircraft and replaced in accordance with the requirements of this Agreement, including the terms and conditions of subsections 3.2(e)(i) and (ii) above, then the item which is removed shall thereupon, and only thereupon, be free and clear of the security interest and lien of Lender created under this Agreement.

         3.3 INSURANCE. Borrower will at all times, at its own cost and expense, maintain, or cause to be maintained, a policy or policies of insurance with respect to the Collateral, in accordance with the following provisions:

                  (a) With respect to the use and operation of the Aircraft, a policy or policies of insurance covering such risks, providing such degree of protection in such amounts and with such insurers as are reasonably acceptable to the Lender;

                  (b) Borrower will name Lender or cause Lender to be named as a lender's loss payee on all policies of casualty insurance and an additional insured party on all policies of liability insurance. Borrower shall obtain or deliver to Lender, from the issuer of each insurance policy, and will cause all parties who may have an interest in the proceeds of such policies to acknowledge, in writing, that Lender has a prior interest in such proceeds. Each and every such policy, except for policies insuring against war risk and allied perils, shall also contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least thirty
         (30) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after thirty (30) days prior written notice thereof having been given to Lender. Each policy affording coverage against war risk and allied perils shall contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least seven (7) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after seven (7) days prior written notice thereof having been given to Lender;

                  (c) Borrower shall provide Lender with insurer's certifications with respect to the types, amounts and policy numbers of insurance in effect as of the date of execution and delivery of this Agreement;

                  (d) In the event that Borrower should, for any reason, fail to renew or cause to be renewed any such policy or contract of insurance, Lender shall have the option to pay the premiums on any such policy or contract of insurance, or to take out new insurance in such amounts, types, coverages, and terms as Lender may reasonably determine, and any sums paid therefore shall constitute Lender Expenses, shall be payable by Borrowers on demand, and shall be added to and be a part of and included in the Obligations; and

                  (e) Borrower shall not use or permit the Collateral to be used in any manner or for any purpose excepted from or contrary to the requirements of any insurance policy or policies required to be carried and maintained hereunder or for any purpose excepted or exempted from or contrary to said insurance policies, and do any other act or permit anything to be done which could reasonably be expected to invalidate or limit any such insurance policy or policies.

         3.4 CHIEF EXECUTIVE OFFICE. Borrower represents that its chief executive office is located at the address indicated in the definition of "Borrower" set forth in Section 1 of this Agreement and agrees that such chief executive office will not be changed without prior written notice to Lender.

         3.5 FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower further represents, warrants and covenants with Lender as follows:

                  (a) During normal business hours upon reasonable advance notice, to cause the Collateral (including the logs, books, manuals and records comprising the Collateral) to be exhibited to Lender (or Persons designated by Lender) for purposes of inspection and copying; PROVIDED, HOWEVER, in exercising the foregoing right of inspection and copying, Lender shall use its best efforts to minimize any disruption of the operations of Borrower;

                  (b) Borrower is the registered owner of the Aircraft pursuant to a proper registration under the Federal Aviation Act, 49 U.S.C.ss.40101 ET SEQ, and Borrower qualifies in all respects as a citizen of the United States as defined in said Act and is a certificated air carrier pursuant to 49 U.S.C.ss.44705;

                  (c) To keep accurate and complete logs, manuals, books and records relating to the Collateral, and provide Lender with copies of reports and information relating to the Collateral as Lender may reasonably require from time to time;

                  (d) Borrower shall not sell or otherwise dispose of or transfer the Collateral, or any right or interest of Borrower therein, except in accordance with Section 9.2.8 of the Loan Agreement;

                  (e) Suffer or permit any Lien other than Permitted Liens to attach to or exist relative to the Collateral, whether voluntarily or involuntarily, and whether by issuance of judicial process, levy or otherwise, until all of the Obligations have been completely discharged; and

                  (f) Indemnify Lender and hold it harmless from and against all liabilities, claims and demands arising from any cause whatsoever, including the doctrine of strict liability, in connection with this Agreement or Lender's rights herein or in the Collateral or the use, sale, operation or possession of the Collateral by the Borrower, by any Person under the control of the Borrower or by any Person using the Collateral with the consent of the Borrower; PROVIDED, HOWEVER, Borrower shall have no obligation to indemnify Lender in respect of any such liabilities and claims arising out of the gross negligence or willful misconduct of Lender, as determined by a court of competent jurisdiction.

         3.6 INSIGNIA. No later than ninety (90) days after the date hereof, Borrower agrees to affix and maintain on the Airframe a nameplate bearing an inscription that it is subject to the lien and security interest of Lender, and shall not permit the name of any Person other than Borrower and, for so long as the USAir Operating Agreement is in effect, USAir, to be placed on the Airframe as a designation that may reasonably be interpreted as a claim of ownership.

 4.      EVENTS OF DEFAULT AND REMEDIES.

         4.1 EVENTS OF DEFAULT. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.

         4.2 REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Lender shall have, in addition to any other rights and remedies contained in this Agreement or in the Loan Agreement or any other Loan Documents, all the rights and remedies of a Lender under the Code, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other Event of Default shall then be continuing, Lender shall have the right without further notice to Borrower (except as required by the Loan Agreement or by Applicable Law) to appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as Lender shall in its sole discretion determine, to enforce payment of any of the Collateral, to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Borrower or Lender, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, for cash, upon credit or otherwise, at Lender's sole option and discretion and Lender may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Borrower agrees that the giving of ten (10) days notice by Lender, sent by certified mail, return receipt requested postage prepaid, to the Borrower's address set forth in Section 12.9 of the Loan Agreement, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Lender to the payment of the Obligations, after allowing two (2) Business Days for collection, in such order as Lender may elect, and Borrower shall remain liable to Lender for any deficiency, together with interest thereon at the rate provided in the Loan Agreement and any other Loan Documents, and the reasonable costs and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements, which reasonable costs and expenses shall constitute Lender Expenses. Any surplus shall be paid to Borrower or such other Person legally entitled thereto. During the existence of an Event of Default, Lender shall have the right to require Borrower to assemble the Collateral and make it reasonably available to Lender at one or more places to be designated by Lender that are reasonably convenient to both parties, and to take possession of the Collateral, and to use the same, together with materials, supplies, books and records of Borrower for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise.

         4.3 WAIVER. To the extent permitted by applicable law, Borrower waives any right it may have to a hearing prior to the disposition of any of the Collateral by Lender following the occurrence of an Event of Default, or to the exercise of Lender's right of setoff as herein provided.

         4.4 EXERCISE OF REMEDIES. Each right, power and remedy herein granted Lender is cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing under or by virtue of the provisions of any other agreement between Borrower and Lender or in equity, at law or by virtue of statute or otherwise. No failure to exercise, and no delay in exercising, any right, power or remedy held by Lender hereunder or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy held hereunder or otherwise, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         4.5 TERMINATION. At such time as the Loan Agreement is terminated and all of the conditions set forth in Section 5.2.4 to a release of Lender's Liens in the Collateral shall be satisfied, Lender shall, upon the request and at the expense of Borrower, execute and deliver to Borrower proper instruments terminating its Liens in the Collateral.

 5.      MISCELLANEOUS PROVISIONS.

         5.1 SUCCESSORS AND ASSIGNS. All the covenants, promises, stipulations and agreements contained herein shall bind each party and its successors and assigns, and shall inure to the benefit of the other party and its respective successors and assigns.

         5.2 ENTIRE AGREEMENT. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. This Agreement cannot be changed or terminated orally.

         5.3 CAPTIONS. Captions to the Articles and Sections of this Agreement are for the convenience of the parties, are not a part of this Agreement, and shall not be used for the interpretation of any provision hereof.

         5.4 NOTICES. Any notice given with respect to this Agreement shall be given in the manner and to the address as set forth in Section 12.9 of the Loan Agreement.

         5.5 SEVERABILITY. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision hereof.

         5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts taken together shall consitute but one and the same instrument.

         5.7 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         5.8 WAIVER OF JURY TRIAL. BORROWER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH THE LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE LENDER'S ENTERING INTO THE LOAN AGREEMENT AND EXTENDING CREDIT TO THE BORROWER THEREUNDER AND THAT THE LENDER IS RELYING UPON THIS WAIVER IN ITS FUTURE DEALINGS WITH THE BORROWER. THE BORROWER WARRANTS AND REPRESENTS THAT

IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.

                                         BORROWER:

                                         CHAUTAUQUA AIRLINES, INC.


                                         By: ___________________________________
                                             Title: ____________________________

                                         LENDER:

                                         FLEET CAPITAL CORPORATION


                                         By: ___________________________________
                                             Title: ____________________________

                                    EXHIBIT A
                          TO AIRCRAFT CHATTEL MORTGAGE,
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                             DESCRIPTION OF AIRCRAFT


Manufacturer                       Model                      Serial Number                      Us Reg. No.
---------------              -----------------                ----------------                   --------------
Saab-Fairchild                      340A                      340A-095                           N95CQ

                                    EXHIBIT B
                          TO AIRCRAFT CHATTEL MORTGAGE,
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                             DESCRIPTION OF ENGINES


Manufacturer                   Model                 Serial Number                      Rated Takeoff H/P
-----------------          --------------            -------------------                --------------------

General Electric           CT7-5A2                   GE-E-367357 (left)                 Each of which engines
General Electric           CT7-5A2                   GE-E-367359 (right)                has 750 or more rated
                                                                                        take off horsepower or
                                                                                        the equivalent thereof.

                                    EXHIBIT C
                          TO AIRCRAFT CHATTEL MORTGAGE,
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                            DESCRIPTION OF PROPELLERS


Manufacturer                     Model               Serial Number                      Rated Takeoff Shaft H/P
-----------------          ------------------        -------------------                -----------------------
Dowty Rotol                R389/4-123-F/25           DRG-3323/90 (left)                 Each of which propellers
                           R354/4-123-F/13           DRG-9365/87 (right)                is capable of absorbing
                                                                                        750 or more rated take
                                                                                        off shaft horsepower.

                                    EXHIBIT F

                            ENGINE CHATTEL MORTGAGE,
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

         THIS ENGINE CHATTEL MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS (this "Agreement"), made and entered into as of the 9th day of December, 1998, by and between CHAUTAUQUA AIRLINES, INC., a New York corporation ("Borrower"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender");

                                   WITNESSETH:
                                   ----------

         In consideration of the terms and conditions contained herein, and of any extension of credit heretofore, now or hereafter made by Lender to Borrower, the parties hereto hereby agree as follows:

 1.      DEFINITIONS.

         As used in this Agreement, the following terms shall have the following definitions:

                  "Agreement" means and includes this Engine Chattel Mortgage, Security Agreement and Assignment of Rents, any concurrent or subsequent exhibits or schedules hereto, and any extensions, supplements, amendments or modifications hereto or to any such exhibit or schedule.

                  "Borrower" means and refers to Chautauqua Airlines, Inc., a New York corporation, with its chief executive office located at 2500 South High School Road, Box 160, Indianapolis, Indiana 46241.

                  "Code" means and refers to the Uniform Commercial Code as enacted by the State of North Carolina, and any and all terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code.

                  "Collateral" means and includes each and all of the following:
         (a) the Engines; (b) all right, title and interest of Borrower in and to any lease, rental agreement, or other agreements respecting the Engines, including, without limitation, Borrower's right to receive, either directly or indirectly, from any Person, any rents or other payments due under such agreements; (c) all substitutions and replacements of the property described in the foregoing clause (a); (d) the records, logs, manuals, drawings and data, inspection, maintenance, modification and overhaul records maintained with respect to the Engines; and (e) the proceeds of any of the foregoing items (a) through
         (d), including, but not limited to, unearned insurance premiums and proceeds of insurance covering the Engines and the Propellers and any other portion of Collateral, and any and all accounts, general intangibles, contract rights, inventory, equipment, money, drafts, instruments, deposit accounts or other tangible or intangible property of Borrower resulting from the sale (authorized or unauthorized) or other disposition of the Collateral, or any portion thereof, and the proceeds of such proceeds.

                  "Engines" means the aircraft engines and aircraft propellers identified on EXHIBIT A attached hereto and incorporated herein by this reference, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines.

                  "Event of Default" means and includes the occurrence of any one or more of the events or conditions set forth in Section 4.1 of this Agreement.

                  "FAA" means and refers to the United States Federal Aviation Administration, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

                  "Judicial Officer or Assignee" means and includes any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other Person having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, custodian or assignee for the benefit of creditors.

                  "Lender" means and refers to Fleet Capital Corporation, a Rhode Island corporation, with an office and place of business located at 6100 Fairview Road, Suite 200, Charlotte, North Carolina 28210, and its successors and assigns.

                  "Lender Expenses" means and includes: (a) all reasonable costs and expenses which Borrower is required to pay or cause to be paid under this Agreement or any of the other Loan Documents and which are paid or advanced by Lender pursuant to the provisions of this Agreement or any of the other Loan Documents; (b) all taxes and insurance premiums of every kind and nature which Borrower is required to pay or cause to be paid under this Agreement or any of the other Loan Documents and which are paid or advanced by Lender pursuant to the provisions of this Agreement or any of the other Loan Documents; (c) all necessary or advisable filing, recording, publication and search fees paid or incurred by Lender in connection with the transactions contemplated by this Agreement; (d) all reasonable costs and expenses paid or incurred by Lender (with or without suit) to correct any default or enforce any provisions of this Agreement or any of the other Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, refurbishing, appraising, selling, preparing for sale and advertising to sell the Collateral, whether or not a sale is consummated; (e) all reasonable costs and expenses paid or incurred by Lender in enforcing or defending this Agreement, any of the other Loan Documents or any portion of any thereof; and (f) reasonable attorneys' fees and expenses paid or incurred by Lender in enforcing or defending this Agreement, any of the other Loan Documents or any provision of any thereof, whether or not suit is brought, and including any action brought in any bankruptcy or insolvency proceeding.

                  "Loan Agreement" means and refers to that certain Loan and Security Agreement between Borrower and Lender, dated December 9, 1998, as the same may be supplemented, modified or amended from time to time and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

                  "Loan Documents" shall have the meaning ascribed to such term in the Loan Agreement and shall include this Agreement.

                  "Obligations" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Permitted Liens" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Person" shall have the meaning ascribed to such term in the Loan Agreement.

         All other capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

 2.      CREATION OF SECURITY INTERESTS.

         2.1 SECURITY INTEREST IN COLLATERAL. In order to secure prompt repayment of any and all Obligations owed by Borrower to Lender and in order to secure prompt performance of any and all other Obligations to be performed by Borrower, Borrower hereby grants to Lender a continuing security interest in and lien upon the Collateral, whether now owned or existing or at any time hereafter acquired, arising or created by Borrower, wherever located, subject to Permitted Liens. Lender's security interest in and lien upon the Collateral shall attach to all of the Collateral upon the execution and delivery of this Agreement, without further act being required of either Lender or Borrower.

         2.2 SECURITY INSTRUMENTS; FURTHER ASSURANCES. Borrower will perform, or will cause to be performed, upon the reasonable request of Lender, each and all of the following:

                  (a) Record, register and file this Agreement, as well as such notices, financing statements and other documents or instruments as may from time to time be reasonably requested by Lender to fully carry out the intent of this Agreement, with the FAA in Oklahoma City, Oklahoma, and such other administrations or governmental agencies, whether domestic or foreign, as may be reasonably determined by Lender to be necessary or advisable in order to perfect, establish, confirm, maintain and perfect the security interest and lien created hereunder, as a legal, valid and binding security interest and lien upon the Collateral;

                  (b) Furnish to Lender evidence of every such recording, registering and filing; and

                  (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments and acts as Lender reasonably determines are necessary or required to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation: (i) any and all acts and things which may be reasonably requested by Lender with respect to complying with the laws and regulations of the FAA; and (ii) defending the title of Borrower to the Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every Person claiming an interest therein contrary or adverse to Borrower's title to same.

         2.3 POWER OF ATTORNEY. Borrower hereby irrevocably appoints Lender as its attorney-in-fact and agent with full power of substitution and re-substitution for Borrower and in its name to do, at Lender's option, any one or more of the following acts, upon the occurrence and during the continuance of an Event of Default: (a) to receive, open and examine all mail addressed to Borrower and to retain any such mail relating to the Collateral and to return to Borrower only that mail which is not so related; (b) to endorse the name of Borrower on any checks or other instruments or evidence of payment or other documents, drafts or instruments arising in connection with or pertaining to the Collateral, to the extent that any such items come into the possession of Lender; (c) to compromise, prosecute or defend any action, claim or proceeding concerning the Collateral; (d) to do any and all acts which Borrower is obligated to do under this Agreement or under any of the other Loan Documents;
(e) to exercise such rights as Borrower might exercise relative to the Collateral, including, without limitation, the leasing, chartering or other utilization thereof; (f) to give notice of Lender's security interest in and lien upon the Collateral, including, without limitation, notification to lessees and other account Borrowers of Lender's security interest in the rents and other payments due to Borrower relative to the Collateral, and the collection of any such rents or other payments; and (g) to execute in Borrower's name and file any notices, financing statements and other documents or instruments Lender determines are necessary or required to fully carry out the intent and purpose of this Agreement or to perfect Lender's security interest and lien in and upon the Collateral. The appointment of Lender as Borrower's attorney-in-fact, and each and every one of Lender's rights and powers in connection therewith, being coupled with an interest, are and shall remain irrevocable until all of the Obligations have been fully paid and performed.

 3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

         By executing and delivering this Agreement, and continually thereafter until each and all of the Obligations have been fully paid and performed, Borrower represents, warrants and covenants to Lender as follows:

         3.1 COMPLIANCE WITH LAWS. Borrower will neither use the Collateral, nor permit the Collateral to be used, for any unlawful purpose or contrary in any material respect to any statute, law, ordinance or regulation relating to the registration, use, operation or control of the Collateral that may reasonably be expected to have a Material Adverse Effect. Borrower will comply in all material respects with, or cause to be complied in all material respects with, at all times and in all respects, all statutes, laws, ordinances and regulations of the United States (including, without limitation, the FAA), and of all other governmental, regulatory or judicial bodies applicable to the use, operation, maintenance, overhauling or condition of the Collateral, or any part thereof, and with all requirements under any licenses, permits, or certificates of a material nature relating to the use or operation of the Collateral which are issued to Borrower or to any other Person having operational control of the Collateral where such non-compliance is reasonably expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that Borrower may, in good faith and by appropriate legal or other proceedings, contest the validity of any such statutes, laws, ordinances or regulations, or the requirements of any such licenses, permits or certificates, and pending the determination of such contest may postpone compliance therewith, unless the rights of Lender hereunder are or are reasonably expected to be materially adversely affected thereby.

         3.2      MAINTENANCE AND REPAIR.

                  (a) During the effectiveness of this Agreement, Borrower shall, at its expense, do or cause to be done each and all of the following:

                      (i) Maintain and keep each material item of the Collateral in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

                      (ii) Maintain and keep each material item of the
                  Collateral in good order and repair and airworthy condition in accordance with the requirements of each of the manufacturers' manuals and mandatory service bulletins and each of the manufacturers' non-mandatory service bulletins which relate to airworthiness;

                      (iii) Replace in or on the Engines any of its parts,
                  components, appliances and accessories which may be worn out, lost, destroyed or otherwise rendered unfit for use; and

                      (iv) Without limiting the foregoing, cause to be
                  performed, on all parts of the Engines, all applicable mandatory FAA airworthiness directives, all FAA regulations, and all manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement;

                  (b) Borrower shall be responsible for all required inspections of the Engines and licensing or re-licensing of the Engines in accordance with all applicable FAA and other governmental requirements; and

                  (c) All inspections, maintenance, modifications, repairs, and overhauls of the Engines, and/or any of its parts, components, appliances and accessories, shall be performed by personnel authorized by the FAA to perform such services.

         3.3 INSURANCE. Borrower will at all times, at its own cost and expense, maintain, or cause to be maintained, a policy or policies of insurance with respect to the Collateral, in accordance with the following provisions:

                  (a) With respect to the use and operation of the Collateral, a policy or policies of insurance covering such risks, providing such degree of protection in such amounts and with such insurers as are reasonably acceptable to the Lender;

                  (b) Borrower will name Lender or cause Lender to be named as a lender's loss payee on all policies of casualty insurance and an additional insured party on all policies of liability insurance. Borrower shall obtain or deliver to Lender, from the issuer of each insurance policy, and will cause all parties who may have an interest in the proceeds of such policies to acknowledge, in writing, that Lender has a prior interest in such proceeds. Each and every such policy, except for policies insuring against war risk and allied perils, shall also contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least thirty
         (30) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after thirty (30) days prior written notice thereof having been given to Lender. Each policy affording coverage against war risk and allied perils shall contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least seven (7) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after seven (7) days prior written notice thereof having been given to Lender;

                  (c) Borrower shall provide Lender with insurer's certifications with respect to the types, amounts and policy numbers of insurance in effect as of the date of execution and delivery of this Agreement;

                  (d) In the event that Borrower should, for any reason, fail to renew or cause to be renewed any such policy or contract of insurance, Lender shall have the option to pay the premiums on any such policy or contract of insurance, or to take out new insurance in such amounts, types, coverages, and terms as Lender may reasonably determine, and any sums paid therefore shall constitute Lender Expenses, shall be payable by Borrowers on demand, and shall be added to and be a part of and included in the Obligations; and

                  (e) Borrower shall not use or permit the Collateral to be used in any manner or for any purpose excepted from or contrary to the requirements of any insurance policy or policies required to be carried and maintained hereunder or for any purpose excepted or exempted from or contrary to said insurance policies, and do any other act or permit anything to be done which could reasonably be expected to invalidate or limit any such insurance policy or policies.

         3.4 CHIEF EXECUTIVE OFFICE. Borrower represents that its chief executive office is located at the address indicated in the definition of "Borrower" set forth in Section 1 of this Agreement and agrees that such chief executive office will not be changed without prior written notice to Lender.

         3.5 FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower further represents, warrants and covenants with Lender as follows:

                  (a) During normal business hours upon reasonable advance notice, to cause the Collateral (including the logs, books, manuals and records comprising the Collateral) to be exhibited to Lender (or Persons designated by Lender) for purposes of inspection and copying; PROVIDED, HOWEVER, in exercising the foregoing right of inspection and copying, Lender shall use its best efforts to minimize any disruption of the operations of Borrower;

                  (b) Borrower qualifies in all respects as a citizen of the United States as defined in the Federal Aviation Act, 49 U.S.C.ss.40101 ET SEQ. and is a certificated air carrier pursuant to 49
         U.S.C.ss.44705;

                  (c) To keep accurate and complete logs, manuals, books and records relating to the Collateral, and provide Lender with copies of reports and information relating to the Collateral as Lender may reasonably require from time to time;

                  (d) Borrower shall not sell or otherwise dispose of or transfer the Collateral, or any right or interest of Borrower therein, except in accordance with Section 9.2.8 of the Loan Agreement;

                  (e) Suffer or permit any Lien other than Permitted Liens to attach to or exist relative to the Collateral, whether voluntarily or involuntarily, and whether by issuance of judicial process, levy or otherwise, until all of the Obligations have been completely discharged; and

                  (f) Indemnify Lender and hold it harmless from and against all liabilities, claims and demands arising from any cause whatsoever, including the doctrine of strict liability, in connection with this Agreement or Lender's rights herein or in the

         Collateral or the use, sale, operation or possession of the Collateral by the Borrower, by any Person under the control of the Borrower or by any Person using the Collateral with the consent of the Borrower; PROVIDED, HOWEVER, Borrower shall have no obligation to indemnify Lender in respect of any such liabilities and claims arising out of the gross negligence or willful misconduct of Lender, as determined by a court of competent jurisdiction.

         3.6 LEASES. Borrower will not enter into any lease of the Engines, or permit the installation of an Engine on an airframe not owned or leased by Borrower or any of its Subsidiaries, without the prior written consent of Lender.

         3.7 INSIGNIA. No later than ninety (90) days after the date hereof, Borrower agrees to affix and maintain on each Engine a nameplate bearing an inscription that it is subject to the lien and security interest of Lender, and shall not permit the name of any Person other than Borrower to be placed on any Engine as a designation that may reasonably be interpreted as a claim of ownership.

 4.      EVENTS OF DEFAULT AND REMEDIES.

         4.1 EVENTS OF DEFAULT. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.

         4.2 REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Lender shall have, in addition to any other rights and remedies contained in this Agreement or in the Loan Agreement or any other Loan Documents, all the rights and remedies of a Lender under the Code, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other Event of Default shall then be continuing, Lender shall have the right without further notice to Borrower (except as required by the Loan Agreement or by Applicable Law) to appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as Lender shall in its sole discretion determine, to enforce payment of any of the Collateral, to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Borrower or Lender, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, for cash, upon credit or otherwise, at Lender's sole option and discretion and Lender may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Borrower agrees that the giving of ten (10) days notice by Lender, sent by certified mail, return receipt requested postage prepaid, to the Borrower's address set forth in Section 12.9 of the Loan Agreement, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Lender to the payment of the Obligations, after allowing two (2) Business Days for collection, in such order as Lender may elect, and Borrower shall remain liable to Lender for any deficiency, together with interest thereon at the rate provided in the Loan Agreement and any other Loan Documents, and the reasonable costs and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements, which reasonable costs and expenses shall constitute Lender Expenses. Any surplus shall be paid to Borrower or such other Person legally entitled thereto. During the existence of an Event of Default, Lender shall have the right to require Borrower to assemble the Collateral and make it reasonably available to Lender at one or more places to be designated by Lender that are reasonably convenient to both parties, and to take possession of the Collateral, and to use the same, together with materials, supplies, books and records of Borrower for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise.

         4.3 WAIVER. To the extent permitted by applicable law, Borrower waives any right it may have to a hearing prior to the disposition of any of the Collateral by Lender following the occurrence of an Event of Default, or to the exercise of Lender's right of setoff as herein provided.

         4.4 EXERCISE OF REMEDIES. Each right, power and remedy herein granted Lender is cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing under or by virtue of the provisions of any other agreement between Borrower and Lender or in equity, at law or by virtue of statute or otherwise. No failure to exercise, and no delay in exercising, any right, power or remedy held by Lender hereunder or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy held hereunder or otherwise, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         4.5 TERMINATION. At such time as the Loan Agreement is terminated and all of the conditions set forth in Section 5.2.4 to a release of Lender's Liens in the Collateral shall be satisfied, Lender shall, upon the request and at the expense of Borrower, execute and deliver to Borrower proper instruments terminating its Liens in the Collateral.

 5.      MISCELLANEOUS PROVISIONS.

         5.1 SUCCESSORS AND ASSIGNS. All the covenants, promises, stipulations and agreements contained herein shall bind each party and its successors and assigns, and shall inure to the benefit of the other party and its respective successors and assigns.

         5.2 ENTIRE AGREEMENT. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. This Agreement cannot be changed or terminated orally.

         5.3 CAPTIONS. Captions to the Articles and Sections of this Agreement are for the convenience of the parties, are not a part of this Agreement, and shall not be used for the interpretation of any provision hereof.

         5.4 NOTICES. Any notice given with respect to this Agreement shall be given in the manner and to the address as set forth in Section 12.9 of the Loan Agreement.

         5.5 SEVERABILITY. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision hereof.

         5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts taken together shall consitute but one and the same instrument.

         5.7 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF

LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         5.8 WAIVER OF JURY TRIAL. BORROWER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH THE LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE LENDER'S ENTERING INTO THE LOAN AGREEMENT AND EXTENDING CREDIT TO THE BORROWER THEREUNDER AND THAT THE LENDER IS RELYING UPON THIS WAIVER IN ITS FUTURE DEALINGS WITH THE BORROWER. THE BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.

                                        BORROWER:

                                        CHAUTAUQUA AIRLINES, INC.


                                        By: ____________________________________
                                            Title: _____________________________

                                        LENDER:

                                        FLEET CAPITAL CORPORATION


                                        By: ____________________________________
                                            Title: _____________________________

                                    EXHIBIT A
                           TO ENGINE CHATTEL MORTGAGE,
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS

                      DESCRIPTION OF ENGINES AND PROPELLERS



ENGINES:

Manufacturer                                   Model                            Serial Numbers
-----------------                   --------------------------                  ---------------------
Garrett                             TPE-331-10UGR-513H                          P63209
Garrett                             TPE-331-10UGR-513H                          P63210C
Garrett                             TPE-331-10UGR-513H                          P63230C
Garrett                             TPE-331-10UGR-514H                          P63267
Garrett                             TPE-331-10UGR-514H                          P63350C
General Electric                    CT7-5A2                                     GE-E-367179


Each of the foregoing engines has 750 or more rated take off horsepower or the equivalent thereof.










PROPELLERS:       None.

                                    EXHIBIT G

                          SPARE PARTS CHATTEL MORTGAGE
                             AND SECURITY AGREEMENT

         THIS SPARE PARTS CHATTEL MORTGAGE AND SECURITY AGREEMENT (this "Agreement"), made and entered into as of the 9th day of December, 1998, by and between CHAUTAUQUA AIRLINES, INC., a New York corporation ("Borrower"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender");

                                   WITNESSETH:
                                   ----------

         In consideration of the terms and conditions contained herein, and of any extension of credit heretofore, now or hereafter made by Lender to Borrower, the parties hereto hereby agree as follows:

 1.      DEFINITIONS.

         As used in this Agreement, the following terms shall have the following definitions:

                  "Agreement" means and includes this Spare Parts Chattel Mortgage and Security Agreement, any concurrent or subsequent exhibits or schedules hereto, and any extensions, supplements, amendments or modifications hereto or to any such exhibit or schedule.

                  "Appliance" mean an instrument, equipment, apparatus, a part, an appurtenance, or an accessory used, capable of being used, or intended to be used, in operating or controlling aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to aircraft during flight, and not a part of an aircraft, aircraft engine, or propeller.

                  "Borrower" means and refers to Chautauqua Airlines, Inc., a New York corporation, with its chief executive office located at 2500 South High School Road, Box 160, Indianapolis, Indiana 46241.

                  "Code" means and refers to the Uniform Commercial Code as enacted by the State of North Carolina, and any and all terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code.

                  "Collateral" means and includes each and all of the following properties, assets and interests in property of Borrower, whether now owned or hereafter acquired by Borrower: (a) all Spare Parts and Appliances which are located from time to time at one of the Spare Parts Locations; (b) all substitutions and replacements of the property described in the foregoing clause (a); (c) the records, logs, manuals, drawings and data, inspection, maintenance, modification and overhaul records maintained with respect to any of the Collateral; and (d) the proceeds of any of the foregoing items (a) through (c), including, but not limited to, unearned insurance premiums and proceeds of insurance covering the Collateral and any other portion of Collateral, and any and all accounts, general intangibles, contract rights, inventory, equipment, money, drafts, instruments, deposit accounts or other tangible or intangible property of Borrower resulting from the sale (authorized or unauthorized) or other disposition of the Collateral, or any portion thereof, and the proceeds of such proceeds.

                  "Event of Default" means and includes the occurrence of any one or more of the events or conditions set forth in Section 4.1 of this Agreement.

                  "FAA" means and refers to the United States Federal Aviation Administration, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

                  "Judicial Officer or Assignee" means and includes any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other Person having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, custodian or assignee for the benefit of creditors.

                  "Lender" means and refers to Fleet Capital Corporation, a Rhode Island corporation, with an office and place of business located at 6100 Fairview Road, Suite 200, Charlotte, North Carolina 28210, and its successors and assigns.

                  "Lender Expenses" means and includes: (a) all reasonable costs and expenses which Borrower is required to pay or cause to be paid under this Agreement or any of the other Loan Documents and which are paid or advanced by Lender pursuant to the provisions of this Agreement or any of the other Loan Documents; (b) all taxes and insurance premiums of every kind and nature which Borrower is required to pay or cause to be paid under this Agreement or any of the other Loan Documents and which are paid or advanced by Lender pursuant to the provisions of this Agreement or any of the other Loan Documents; (c) all necessary or advisable filing, recording, publication and search fees paid or incurred by Lender in connection with the transactions contemplated by this Agreement; (d) all reasonable costs and expenses paid or incurred by Lender (with or without suit) to correct any default or enforce any provisions of this Agreement or any of the other Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, refurbishing, appraising, selling, preparing for sale and advertising to sell the Collateral, whether or not a sale is consummated; (e) all reasonable costs and expenses paid or incurred by Lender in enforcing or defending this Agreement, any of the other Loan Documents or any portion of any thereof; and (f) reasonable attorneys' fees and expenses paid or incurred by Lender in enforcing or defending this Agreement, any of the other Loan Documents or any provision of any thereof, whether or not suit is brought, and including any action brought in any bankruptcy or insolvency proceeding.

                  "Loan Agreement" means and refers to that certain Loan and Security Agreement between Borrower and Lender, dated December 9, 1998, as the same may be supplemented, modified or amended from time to time and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

                  "Loan Documents" shall have the meaning ascribed to such term in the Loan Agreement and shall include this Agreement.

                  "Obligations" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Permitted Liens" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Person" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Spare Part" shall mean (a) an accessory, appurtenance, or part of (i) an aircraft (except an aircraft engine or propeller), (ii) aircraft engine (except a propeller), or (iii) propeller, or (b) an Appliance, that is to be installed at a later time in an aircraft, aircraft engine, propeller or Appliance.

                  "Spare Parts Locations" shall mean the locations set forth on EXHIBIT A attached hereto and such other locations set forth in an amendment or supplement to this Agreement that may hereafter be executed by Borrower and Lender and filed in the registry of the FAA pursuant to Section 3.6 of this Agreement.

         All other capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

 2.      CREATION OF SECURITY INTERESTS.

         2.1 SECURITY INTEREST IN COLLATERAL. In order to secure prompt repayment of any and all Obligations owed by Borrower to Lender and in order to secure prompt performance of any and all other Obligations to be performed by Borrower, Borrower hereby grants to Lender a continuing security interest in and lien upon the Collateral, whether now owned or existing or at any time hereafter acquired, arising or created by Borrower, subject to Permitted Liens. Lender's security interest in and lien upon the Collateral shall attach to all of the Collateral upon the execution and delivery of this Agreement, without further act being required of either Lender or Borrower.

         2.2 SECURITY INSTRUMENTS; FURTHER ASSURANCES. Borrower will perform, or will cause to be performed, upon the reasonable request of Lender, each and all of the following:

                  (a) Record, register and file this Agreement, as well as such notices, financing statements and other documents or instruments as may from time to time be reasonably requested by Lender to fully carry out the intent of this Agreement, with the FAA in Oklahoma City, Oklahoma, and such other administrations or governmental agencies, whether domestic or foreign, as may be reasonably determined by Lender to be necessary or advisable in order to perfect, establish, confirm, maintain and perfect the security interest and lien created hereunder, as a legal, valid and binding security interest and lien upon the Collateral;

                  (b) Furnish to Lender evidence of every such recording, registering and filing; and

                  (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments and acts as Lender reasonably determines are necessary or required to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation: (i) any and all acts and things which may be reasonably requested by Lender with respect to complying with the laws and regulations of the FAA; and (ii) defending the title of Borrower to the Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every Person claiming an interest therein contrary or adverse to Borrower's title to same.

         2.3 POWER OF ATTORNEY. Borrower hereby irrevocably appoints Lender as its attorney- in-fact and agent with full power of substitution and re-substitution for Borrower and in its name to do, at Lender's option, any one or more of the following acts, upon the occurrence and during the continuance of an Event of Default: (a) to receive, open and examine all mail addressed to Borrower and to retain any such mail relating to the Collateral and to return to Borrower only that mail which is not so related; (b) to endorse the name of Borrower on any checks or other instruments or evidence of payment or other documents, drafts or instruments arising in connection with or pertaining to the Collateral, to the extent that any such items come into the possession of Lender; (c) to compromise, prosecute or defend any action, claim or proceeding concerning the Collateral; (d) to do any and all acts which Borrower is obligated to do under this Agreement or under any of the other Loan Documents;
(e) to exercise such rights as Borrower might exercise relative to the Collateral, including, without limitation, the leasing, chartering or other utilization thereof; (f) to give notice of Lender's security interest in and lien upon the Collateral, including, without limitation, notification to lessees and other account Borrowers of Lender's security interest in the rents and other payments due to Borrower relative to the Collateral, and the collection of any such rents or other payments; and (g) to execute in Borrower's name and file any notices, financing statements and other documents or instruments Lender determines are necessary or required to fully carry out the intent and purpose of this Agreement or to perfect Lender's security interest and lien in and upon the Collateral. The appointment of Lender as Borrower's attorney-in-fact, and each and every one of Lender's rights and powers in connection therewith, being coupled with an interest, are and shall remain irrevocable until all of the Obligations have been fully paid and performed.

 3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

         By executing and delivering this Agreement, and continually thereafter until each and all of the Obligations have been fully paid and performed, Borrower represents, warrants and covenants to Lender as follows:

         3.1 COMPLIANCE WITH LAWS. Borrower will neither use the Collateral, nor permit the Collateral to be used, for any unlawful purpose or contrary in any material respect to any statute, law, ordinance or regulation relating to the registration, use, operation or control of the Collateral that may reasonably be expected to have a Material Adverse Effect. Borrower will comply in all material respects with, or cause to be complied in all material respects with, at all times and in all respects, all statutes, laws, ordinances and regulations of the United States (including, without limitation, the FAA), and of all other governmental, regulatory or judicial bodies applicable to the use, operation, maintenance, overhauling or condition of the Collateral, or any part thereof, and with all requirements under any licenses, permits, or certificates of a material nature relating to the use or operation of the Collateral which are issued to Borrower or to any other Person having operational control of the Collateral where such non-compliance is reasonably expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that Borrower may, in good faith and by appropriate legal or other proceedings, contest the validity of any such statutes, laws, ordinances or regulations, or the requirements of any such licenses, permits or certificates, and pending the determination of such contest may postpone compliance therewith, unless the rights of Lender hereunder are or are reasonably expected to be materially adversely affected thereby.

         3.2      MAINTENANCE AND REPAIR.

                  (a) During the effectiveness of this Agreement, Borrower shall, at its expense, do or cause to be done each and all of the following:

                      (i) Maintain and keep each material item of the Collateral in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

                      (ii) Maintain and keep each material item of the
                  Collateral in good order and repair and airworthy condition in accordance with the requirements of each of the manufacturers' manuals and mandatory service bulletins and each of the manufacturers' non-mandatory service bulletins which relate to airworthiness; and

                      (iii) Without limiting the foregoing, cause to be
                  performed, on all parts of the Collateral, all applicable mandatory FAA airworthiness directives, all FAA regulations, and all manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement.

                  (b) Borrower shall be responsible for all required inspections of the Collateral and licensing or re-licensing of the Collateral in accordance with all applicable FAA and other governmental requirements; and

                  (c) All inspections, maintenance, modifications, repairs, and overhauls of the Collateral, and/or any of its parts, components, appliances and accessories, shall be performed by personnel authorized by the FAA to perform such services.

         3.3 INSURANCE. Borrower will at all times, at its own cost and expense, maintain, or cause to be maintained, a policy or policies of insurance with respect to the Collateral, in accordance with the following provisions:

                  (a) With respect to the use and operation of the Collateral, a policy or policies of insurance covering such risks, providing such degree of protection in such amounts and with such insurers as are reasonably acceptable to the Lender;

                  (b) Borrower will name Lender or cause Lender to be named as a lender's loss payee on all policies of casualty insurance and an additional insured party on all policies of liability insurance. Borrower shall obtain or deliver to Lender, from the issuer of each insurance policy, and will cause all parties who may have an interest in the proceeds of such policies to acknowledge, in writing, that Lender has a prior interest in such proceeds. Each and every such policy, except for policies insuring against war risk and allied perils, shall also contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least thirty
         (30) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after thirty (30) days prior written notice thereof having been given to Lender. Each policy affording coverage against war risk and allied perils shall contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least seven (7) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after seven (7) days prior written notice thereof having been given to Lender;

                  (c) Borrower shall provide Lender with insurer's certifications with respect to the types, amounts and policy numbers of insurance in effect as of the date of execution and delivery of this Agreement;

                  (d) In the event that Borrower should, for any reason, fail to renew or cause to be renewed any such policy or contract of insurance, Lender shall have the option to pay the premiums on any such policy or contract of insurance, or to take out new insurance in such amounts, types, coverages, and terms as Lender may reasonably determine, and any sums paid therefore shall constitute Lender Expenses, shall be payable by Borrowers on demand, and shall be added to and be a part of and included in the Obligations; and

                  (e) Borrower shall not use or permit the Collateral to be used in any manner or for any purpose excepted from or contrary to the requirements of any insurance policy or policies required to be carried and maintained hereunder or for any purpose excepted or exempted from or contrary to said insurance policies, and do any other act or permit anything to be done which could reasonably be expected to invalidate or limit any such insurance policy or policies.

         3.4 CHIEF EXECUTIVE OFFICE. Borrower represents that its chief executive office is located at the address indicated in the definition of "Borrower" set forth in Section 1 of this Agreement and agrees that such chief executive office will not be changed without prior written notice to Lender.

         3.5 FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower further represents, warrants and covenants with Lender as follows:

                  (a) During normal business hours upon reasonable advance notice, to cause the Collateral (including the logs, books, manuals and records comprising the Collateral) to be exhibited to Lender (or Persons designated by Lender) for purposes of inspection and copying; PROVIDED, HOWEVER, in exercising the foregoing right of inspection and copying, Lender shall use its best efforts to minimize any disruption of the operations of Borrower;

                  (b) Borrower qualifies in all respects as a citizen of the United States as defined in the Federal Aviation Act, 49 U.S.C.ss.40101 ET SEQ. and is a certificated air carrier pursuant to 49
         U.S.C.ss.44705;

                  (c) To keep accurate and complete logs, manuals, books and records relating to the Collateral, and provide Lender with copies of reports and information relating to the Collateral as Lender may reasonably require from time to time;

                  (d) Borrower shall not sell or otherwise dispose of or transfer the Collateral, or any right or interest of Borrower therein, except in accordance with Section 9.2.8 of the Loan Agreement;

                  (e) Suffer or permit any Lien other than Permitted Liens to attach to or exist relative to the Collateral, whether voluntarily or involuntarily, and whether by issuance of judicial process, levy or otherwise, until all of the Obligations have been completely discharged; and

                  (f) Indemnify Lender and hold it harmless from and against all liabilities, claims and demands arising from any cause whatsoever, including the doctrine of strict liability, in connection with this Agreement or Lender's rights herein or in the Collateral or the use, sale, operation or possession of the Collateral by the Borrower, by any Person under the control of the Borrower or by any Person using the Collateral with the consent of the Borrower; PROVIDED, HOWEVER, Borrower shall have no obligation to indemnify Lender in respect of any such liabilities and claims arising out of the gross negligence or willful misconduct of Lender, as determined by a court of competent jurisdiction.

         3.6 SPARE PARTS LOCATIONS. All of the Collateral is, as of the date of this Agreement, maintained by or on behalf of Borrower and located at the Spare Parts Locations set forth in EXHIBIT A attached hereto and not at any other location, and, for so long as any of the Obligations are outstanding, Borrower shall not keep or maintain the Collateral or any part thereof at any other location unless: (a) Borrower gives Lender written notice of such a location at least thirty (30) days prior to moving or locating any such Collateral at such location, (b) Lender's Lien in such Collateral is and continues to be a duly perfected Lien thereon (and Borrower shall have taken such action as may be required pursuant to Section 6.3 of the Loan Agreement and this Section 3.6 to perfect Lender's Lien thereon) subject to no other Lien thereon except for Permitted Liens, and (c) Borrower shall have executed and recorded in the registry of the FAA an amendment or supplement to this Agreement designating such new Spare Part Location. Nothing contained in this Section 3.6 or any other provision of this Agreement shall prohibit Borrower from installing any of the Spare Parts into Aircraft now owned or hereafter leased by Borrower in the ordinary course of Borrower's business.

 4.      EVENTS OF DEFAULT AND REMEDIES.

         4.1 EVENTS OF DEFAULT. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.

         4.2 REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Lender shall have, in addition to any other rights and remedies contained in this Agreement or in the Loan Agreement or any other Loan Documents, all the rights and remedies of a Lender under the Code, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other Event of Default shall then be continuing, Lender shall have the right without further notice to Borrower (except as required by the Loan Agreement or by Applicable Law) to appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as Lender shall in its sole discretion determine, to enforce payment of any of the Collateral, to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Borrower or Lender, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, for cash, upon credit or otherwise, at Lender's sole option and discretion and Lender may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Borrower agrees that the giving of ten (10) days notice by Lender, sent by certified mail, return receipt requested postage prepaid, to the Borrower's address set forth in Section 12.9 of the Loan Agreement, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by Lender to the payment of the Obligations, after allowing two (2) Business Days for collection, in such order as Lender may elect, and Borrower shall remain liable to Lender for any deficiency, together with interest thereon at the rate provided in the Loan Agreement and any other Loan Documents, and the reasonable costs and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements, which reasonable costs and expenses shall constitute Lender Expenses. Any surplus shall be paid to Borrower or such other Person legally entitled thereto. During the existence of an Event of Default, Lender shall have the right to require Borrower to assemble the Collateral and make it reasonably available to Lender at one or more places to be designated by Lender that are reasonably convenient to both parties, and to take possession of the Collateral, and to use the same, together with materials, supplies, books and records of Borrower for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise.

         4.3 WAIVER. To the extent permitted by applicable law, Borrower waives any right it may have to a hearing prior to the disposition of any of the Collateral by Lender following the occurrence of an Event of Default, or to the exercise of Lender's right of setoff as herein provided.

         4.4 EXERCISE OF REMEDIES. Each right, power and remedy herein granted Lender is cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing under or by virtue of the provisions of any other agreement between Borrower and Lender or in equity, at law or by virtue of statute or otherwise. No failure to exercise, and no delay in exercising, any right, power or remedy held by Lender hereunder or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy held hereunder or otherwise, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         4.5 TERMINATION. At such time as the Loan Agreement is terminated and all of the conditions set forth in Section 5.2.4 to a release of Lender's Liens in the Collateral shall be satisfied, Lender shall, upon the request and at the expense of Borrower, execute and deliver to Borrower proper instruments terminating its Liens in the Collateral.

 5.      MISCELLANEOUS PROVISIONS.

         5.1 SUCCESSORS AND ASSIGNS. All the covenants, promises, stipulations and agreements contained herein shall bind each party and its successors and assigns, and shall inure to the benefit of the other party and its respective successors and assigns.

         5.2 ENTIRE AGREEMENT. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. This Agreement cannot be changed or terminated orally.

         5.3 CAPTIONS. Captions to the Articles and Sections of this Agreement are for the convenience of the parties, are not a part of this Agreement, and shall not be used for the interpretation of any provision hereof.

         5.4 NOTICES. Any notice given with respect to this Agreement shall be given in the manner and to the address as set forth in Section 12.9 of the Loan Agreement.

         5.5 SEVERABILITY. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision hereof.

         5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts taken together shall consitute but one and the same instrument.

         5.7 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE

JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         5.8 WAIVER OF JURY TRIAL. BORROWER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH THE LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE LENDER'S ENTERING INTO THE LOAN AGREEMENT AND EXTENDING CREDIT TO THE BORROWER THEREUNDER AND THAT THE LENDER IS RELYING UPON THIS WAIVER IN ITS FUTURE DEALINGS WITH THE BORROWER. THE BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.

                                         BORROWER:

                                         CHAUTAUQUA AIRLINES, INC.


                                         By: ___________________________________
                                             Title: ____________________________

                                         LENDER:

                                         FLEET CAPITAL CORPORATION


                                         By: ___________________________________
                                             Title: ____________________________

                                    EXHIBIT A
                                       TO
               SPARE PARTS CHATTEL MORTGAGE AND SECURITY AGREEMENT

                              SPARE PARTS LOCATIONS

1.       c/o Sierra Research
         485 Cayuga Road
         Buffalo, New York 14225

2.       5353 Massillon Road, Route 241
         Greensburg, Ohio 44232

3.       18631 Jarkey Drive
         Hagerstown, Maryland 21742

4.       c/o AMR Combs
         2600 South High School Road
         Indianapolis Airport
         Indianapolis, Indiana 46251

5.       Hangar Road
         Entrance 3
         Pittsburgh, Pennsylvania 15231

                                    EXHIBIT H

                              SUBSIDIARY AGREEMENT

         THIS SUBSIDIARY GUARANTY AND SECURITY AGREEMENT (this "Agreement") made and executed this ______ day of _________________, _____, by
________________________________, a ____________ corporation (the "Guarantor"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation (the
"Lender");

                                   WITNESSETH

         WHEREAS, Chatauqua Airlines, Inc., a New York corporation (the "Borrower") and Lender are parties to a certain Loan and Security Agreement, dated December 9, 1998 (such Loan and Security Agreement, as it may previously have been and may hereafter be amended, modified, supplemented or restated from time to time, being herein called the "Loan Agreement"), pursuant to which Lender has agreed to make loans and extend credit to Borrower, all as more particularly described therein;

         WHEREAS, the Loan Agreement prohibits Borrower from creating any Subsidiary or making any acquisition except in the case of a Permitted Acquisition, and then only if the conditions precedent set forth in the Loan Agreement are first satisfied, one of which is that the new Subsidiary created or acquired or formed in connection with such Permitted Acquisition execute and deliver this Agreement in favor of Lender;

         WHEREAS, Borrower or one of its Subsidiaries owns or, upon creation of Guarantor or the consummation of the Permitted Acquisition for which Guarantor is being acquired or formed, will own more than fifty percent (50%) of the issued and outstanding Voting Stock of Guarantor; and

         WHEREAS, Guarantor has independently determined that the execution, delivery and performance of this Agreement will directly benefit and is in the best interests of Guarantor;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Guarantor and Lender agree as follows:

 1.      GENERAL DEFINITIONS

         1.1 DEFINITIONS. Unless otherwise defined herein, all capitalized terms defined in the Loan Agreement shall have the meanings assigned to such terms in the Loan Agreement when used herein. As used in this Agreement, the following terms shall have the following meanings:

                  ACCOUNT - Shall have the meaning ascribed to the term "account" under the Code.

                  ACCOUNT DEBTOR - Any Person who is obligated under or on account of an Account.

                  AIRCRAFT - an aircraft, together with the avionics and other related Property installed in or affixed to such aircraft.

                  AGREEMENT - This Guaranty and Security Agreement, and all exhibits and schedules hereto, as the same may be hereafter amended from time to time pursuant to Section 13.1 hereof.

                  APPLIANCE - an instrument, equipment, apparatus, a part, an appurtenance, or an accessory used, capable of being used, or intended to be used, in operating or controlling aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to aircraft during flight, and not a part of an aircraft, aircraft engine, or propeller.

                  BOARD OF GOVERNORS - The Board of Governors of the Federal Reserve System of the United States.

                  BORROWER - Chatauqua Airlines, Inc., a New York corporation.

                  BORROWER COLLATERAL - Shall have the same meaning as the term "Collateral" under the Loan Agreement.

                  BUSINESS DAY - Any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of North Carolina or is a day on which banking institutions located in such state are closed.

                  CHATTEL PAPER - Shall have the meaning ascribed to the term "chattel paper" under the Code.

                  CODE - The Uniform Commercial Code as adopted and in force in the State of North Carolina, as from time to time in effect.

                  DEPOSIT ACCOUNTS - All of Guarantor's demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by Guarantor with any bank, savings and loan association, credit union or other depository institution.

                  DOCUMENT - Shall have the meaning ascribed to the term "document" under the Code.

                  EQUIPMENT - all aircraft engines, propellers, Spare Parts, and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and all other tangible personal Property (other than Inventory) of every kind and description used in Guarantor's operations or owned by Guarantor or in which Guarantor has an interest; PROVIDED, HOWEVER, Equipment shall not include any Aircraft or Rated Engines now owned or hereafter acquired by Guarantor

                  GENERAL INTANGIBLES - All general intangibles of Guarantor, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, comput er programs, all claims under guaranties, security interests or other security held by or granted to Guarantor to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification, and all other intangible property of every kind and nature (other than Accounts).

                  GUARANTOR COLLATERAL - All of the Property and interests in Property of Guarantor described in Section 7 of this Agreement, and all other Property and interests in Property of Guarantor that now or hereafter secures the payment and performance of any of the Secured Obligations. Guarantor Collateral shall not include any Aircraft or Rated Engines now or hereafter owned by Guarantor unless Guarantor and Lender shall otherwise agree in writing.

                  INSTRUMENT - Shall have the meaning ascribed to the term "instrument" under the Code.

                  INVENTORY - Shall have the meaning ascribed to the term "inventory" under the Code.

                  INVESTMENT PROPERTY - Shall have the meaning ascribed to the term "investment property" under the Code.

                  MARGIN STOCK - Shall have the meaning ascribed to it in Regulation U of the Board of Governors.

                  PERSON - An individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, unincorporated organization or a government agency or political subdivision thereof.

                  PROPERTY - Any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  RATED ENGINE - an aircraft engine having at least 750 rated takeoff horsepower or its equivalent or an aircraft propeller capable of absorbing at least 750 rated takeoff horsepower.

                  SECURED OBLIGATIONS - Collectively, (a) the Obligations and
(b) all liabilities, indebtedness and obligations now or any time hereafter owing by Guarantor to Lender under this Agreement or any other Loan Document to which Guarantor is from time to time a party.

                  SECURITY - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                  SPARE PART - an Appliance, or an accessory, appurtenance or part of an aircraft (except an aircraft engine or propeller), aircraft engine (except a propeller), propeller or Appliance that is to be installed at a later time in an aircraft, aircraft engine, propeller or Appliance.

         1.2 OTHER TERMS. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

2.       GUARANTY OF PAYMENT AND PERFORMANCE

         2.1 GUARANTY OF PAYMENT AND PERFORMANCE. Guarantor hereby irrevocably, absolutely and unconditionally guarantees and becomes surety for the full, prompt and unconditional payment and performance to Lender when due, whether by acceleration or otherwise, of all Obligations owing from time to time by Borrower to Lender, including, without limitation, all extensions, renewals, and replacements of such Obligations.

         2.2 SCOPE OF THE GUARANTY. Guarantor hereby acknowledges and agrees that:

                  (a) Although applicable bankruptcy or insolvency laws may relieve all or part of Borrower's Obligations for interest, default interest, fees, costs or expenses under the Loan Documents or otherwise, Guarantor shall continue to be liable for such Obligations as if bankruptcy or insolvency of Borrower had not occurred;

                  (b) The obligations of Guarantor under this Agreement may exceed allowable obligations of Borrower to Lender under such bankruptcy and insolvency laws; and

                  (c) To this extent, Guarantor's liability to Lender hereunder may not be co-extensive with Borrower's liability to Lender under the Loan Documents or otherwise.

3.       NATURE OF GUARANTY; TERMINATION

         3.1 NATURE OF THE GUARANTY. This Agreement is a continuing guaranty of the Obligations (irrespective of the aggregate amount thereof), independent of and in addition to any other guaranty, endorsement, surety agreement, collateral, or other agreement held by Lender for the Obligations or any part thereof, whether executed or granted by Guarantor or otherwise. The liability of Guarantor hereunder shall be absolute and unconditional irrespective of, and Guarantor waives any defense which may otherwise arise as a result of, any of the following:

                  (a) Any lack of validity or enforceability of any Loan Document or any other document, agreement, or writing creating or evidencing any of the Obligations, including, without limitation, the lack of validity or enforceability of all or any portion of any liens or security interests securing all or any part of the Obligations;

                  (b) Any non-perfection of any lien on or security interest in the Borrower Collateral or the Guarantor Collateral or any failure by Lender to protect, preserve, or insure the Borrower Collateral or the Guarantor Collateral; or

                    (c) Any event or circumstance which might operate under applicable law to discharge the liability of Guarantor hereunder or might otherwise constitute or give rise to a defense available to Borrower, Guarantor or any other guarantor of any of the Obligations, including, without limitation, any right conferred by N.C.G.S. ss. 26-7, ET. SEQ.

         3.2 NATURE OF GUARANTY. This Agreement is a guaranty of payment, not of collection.

         3.3 CONTINUING AGREEMENT. This Agreement shall remain in full force and effect until all of the Secured Obligations have been paid or performed in full and Lender has no further obligation or commitment to Borrower to make Loans under the Loan Agreement or otherwise. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set-off, or fraudulent conveyance or must otherwise be returned or disgorged by Lender, as if such rescinded, avoided, voided, or voidable payment had not been made. Upon termination of this Agreement, Lender shall, at Guarantor's expense, execute and deliver such termination statements and other documents which Guarantor shall reasonably request to release and cancel Lender's Liens in all of the Guarantor Collateral.

4.       WAIVERS OF GUARANTOR

         4.1 GENERAL WAIVERS BY GUARANTOR. Guarantor hereby agrees that Guarantor shall not have, and hereby expressly waives forever:

                  (a) Any right to require promptness and diligence on the part of Lender;

                  (b) Except as otherwise expressly provided herein, any right to receive notices, including, without limitation, notice of the acceptance of this Agreement or of the incurrence of any Obligation by Borrower, notice of any action taken by Lender or Borrower pursuant to any document, agreement or writing relating to the Obligations, or notice of the intended disposition of the Borrower Collateral; and

                  (c) Any right to require Lender to advise Guarantor of any information known to Lender regarding the financial or other condition of Borrower, Guarantor acknowledging that Guarantor is responsible for being and keeping informed regarding such condition.

         4.2 WAIVERS OF SUBROGATION BY GUARANTOR. Guarantor hereby agrees that Guarantor shall not have, and hereby expressly waives, until after all of the Secured Obligations have been irrevocably paid and satisfied in full, any right to subrogation, indemnification or contribution and any other right to payment from or reimbursement by Borrower, in connection with or as a consequence of any payment made by Guarantor hereunder, any right to enforce any right or remedy which Lender has or may hereafter have against Borrower and any benefit of, and any right to participate in, the Borrower Collateral or any other collateral securing all or any part of the

Obligations or any payment made to Lender or collection by Lender from Borrower. If Guarantor shall receive any amount or payment arising from, relating to, or in connection with such subrogation, indemnification, or contribution rights at any time when any of the Secured Obligations remain unpaid, all such amounts or payments shall be held in trust for the benefit of Lender, shall be segregated from any other funds of Guarantor, and shall immediately be delivered to Lender to be applied against the Secured Obligations.

5.       PAYMENT OF THE OBLIGATIONS

         5.1 PAYMENTS BY GUARANTOR. If any Obligation is not paid punctually when due, subject to any applicable grace period, including, without limitation, any Obligation due by acceleration of the maturity thereof, Guarantor shall, upon the demand of Lender, immediately pay such Obligation or cause such Obligation to be paid in full:

                  (a) Without deduction for any set-off, recoupment, defense, or counterclaim;

                  (b) Without requiring and notwithstanding the lack of protest or notice of nonpayment or default to Guarantor, Borrower or any other Person;

                  (c) Without demand for payment or proof of such demand; and

                  (d) Without requiring and without any obligation on the part of Lender to resort first to Borrower pursuant to N.C.G.S.ss.26-7, ET. SEQ., to the Borrower Collateral or the Guarantor Collateral, or to any other guaranty or endorsement which Lender may hold as security for payment of the Obligations.

6.       RIGHTS AND REMEDIES OF LENDER

         6.1 RIGHTS AND REMEDIES OF LENDER. Guarantor acknowledges and agrees that Lender may, without the consent of, notice or demand to, or reservation of rights against Guarantor, and without affecting Guarantor's obligations hereunder, from time to time:

                  (a) Renew, extend, increase, accelerate, or otherwise change the time for payment of, the terms of, or the rate of interest applicable to the Obligations or any part thereof;

                 (b) Accept and hold the Borrower Collateral and any other collateral securing payment of the Obligations, or any part thereof, and exchange, enforce, or release the Borrower Collateral, such other collateral, or any part thereof;

                 (c) Accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and partially or fully discharge, release, or substitute the obligations of any such endorser or guarantor, or any person or entity who has pledged any collateral as security for payment of the Obligations, or waive any rights or remedies with respect to any thereof;

                  (d) Partially or fully discharge or release, or waive any rights or remedies with respect to, Borrower;

                  (e) Dispose of the Borrower Collateral, the Guarantor Collateral in any manner or order as Lender, in its sole discretion, deems appropriate; and

                 (f) Determine the manner, amount and time of application of payments and credits to be made on all or any part of the Obligations (whether for principal, interest, fees, costs, expenses, or otherwise).

         6.2 SET-OFF. Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time and from time to time without prior notice to Guarantor, set-off and apply any and all deposits (general or special, time or demand, provisional or final) held and other indebtedness owing by Lender to or for the credit of Guarantor against the Secured Obligations, irrespective of whether Lender shall have made any demand under this Agreement. Lender agrees upon its obtaining knowledge thereof to notify Guarantor after any such set-off and application, provided that failure to give such notice to Guarantor shall not affect the validity of such set-off and application.

7.       SECURITY INTERESTS; GUARANTOR COLLATERAL

         7.1 SECURITY INTEREST IN COLLATERAL. To secure the prompt payment and performance of the Secured Obligations, Guarantor hereby grants to Lender a continuing Lien upon all of the following Property and interests in Property of Guarantor, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                           (i)      All Accounts;

                           (ii)     All Inventory;

                           (iii)    All Equipment;

                           (iv)     All General Intangibles;

                           (v)      All Documents;

                           (vi)     All Instruments;

                           (vii)    All Chattel Paper;

                           (viii)   All Deposit Accounts;

                           (ix) All Securities (except any portion thereof that might constitute Margin Stock);

                           (x)      All Investment Property;

                           (xi) All tickets, exchange orders and other billing documents for the air transportation of passengers and property, whether processed or unprocessed;

                           (xii) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                           (xiii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through
         (xi) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                           (xiv) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (xiii) above.

         7.2 OTHER COLLATERAL. In addition to the items of Property referred to in Section 7.1 above, the Secured Obligations shall also be secured by all of the other items of Property from time to time described in any Loan Document to which Guarantor is a party as security for any of the Secured Obligations.

         7.3 LIEN PERFECTION; FURTHER ASSURANCES. Guarantor shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Guarantor Collateral, and make such filings and recordings with the FAA and take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Guarantor Collateral. Unless prohibited by Applicable Law, Guarantor hereby authorizes Lender to execute and file any such financing statement or other filing document on Guarantor's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other required filing document and may be filed in any appropriate office in lieu thereof. At Lender's request, Guarantor shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements reasonably deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

         7.4 EXCLUSION FROM COLLATERAL. The Guarantor Collateral in which Lender is granted a Lien pursuant to Section 7.1 of this Agreement shall not include any licenses, permits, contracts or other agreements to the extent that the grant of a Lien therein or assignment thereof is prohibited under, or would result in a breach of the terms of, any such license, permit, contract or other agreement, or is prohibited by Applicable Law; PROVIDED, HOWEVER, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under Section 9-318 of the

Uniform Commercial Code or other Applicable Law or (ii) so as to limit, impair or otherwise affect Lender's unconditional continuing Liens in any rights or interests of Guarantor in or to monies due or to become due under any such license, permit, contract or other agreement (including any Accounts).

         7.5 LOCATION OF GUARANTOR COLLATERAL. All tangible items of Guarantor Collateral, other than Inventory in transit or Spare Parts located on any Aircraft owned or leased by Guarantor, motor vehicles, and other items of Equipment having a value of less than $250,000 in the aggregate, shall at all times be kept by Guarantor at one or more of the business locations set forth in
SCHEDULE 7.5 hereto and shall not, without the prior written approval of Lender, be moved therefrom or located at any other location except for:

                  (i) sales of Inventory in the ordinary course of business and dispositions that are authorized by Section 9.2.8 of the Loan Agreement;

                  (ii) the location of such Collateral at locations within the continental United States or Canada other than those shown in SCHEDULE
         7.5 hereto if, (a) Guarantor gives Lender written notice of such a location at least thirty (30) days prior to moving or locating any such Collateral at such location, (b) Lender's Lien in such Guarantor Collateral is and continues to be a duly perfected Lien thereon (and Guarantor shall have taken such action as may be required pursuant to
         Section 7.3 hereof to perfect Lender's Lien thereon, including, without limitation, in the case of Spare Parts, the execution and recordation in the registry of the FAA of an amendment or supplement to the Spare Parts Supplement designating such new location) subject to no other Lien thereon except for Permitted Liens, and (c) neither Guarantor's nor Lender's right of entry upon the premises where such Guarantor Collateral is stored, or its right to remove the Guarantor Collateral therefrom, is restricted in any material respect; and

                  (iii) temporary transfers (for a period not to exceed 3 months in any event) of such Guarantor Collateral from any location set forth in SCHEDULE 7.5 hereto to another location if done for the limited purpose of repairing, refurbishing or overhauling such Guarantor Collateral in the ordinary course of Guarantor's business.

         7.6 INSURANCE OF COLLATERAL. Guarantor shall maintain and pay for insurance upon all Guarantor Collateral wherever located and with respect to Guarantor's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Guarantor shall deliver the originals or certified copies of such policies to Lender with satisfactory lender's loss payable endorsements naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement, except for policies or endorsements insuring against war risk and allied perils, shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Guarantor or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. Each policy affording coverage against war risk and allied perils shall contain an agreement by the insurer that, notwithstanding any right of cancellation by the insurer, such policy shall continue in force for the benefit of Lender for at least seven (7) days after written notice of any cancellation having been given to Lender and that no change in the policy limits or types of coverage in any such policy shall be made except after seven (7) days prior written notice thereof having been given to Lender. If Guarantor fails to provide and pay for such insurance and such insurance is commercially available, Lender may, at its option, but shall not be required to, procure the same at commercially reasonable rates and charge Guarantor therefor. Guarantor agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. In addition to the insurance required herein with respect to the Guarantor Collateral, Guarantor shall maintain, with financially sound and reputable insurers, insurance with respect to its Property and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business of Guarantor, or as otherwise reasonably required by Lender. Reimbursement under any liability insurance maintained by Guarantor pursuant to this Section 7.1.2 may be paid directly to the Person who shall have incurred the liability covered by such liability insurance. All proceeds of insurance received by Guarantor or Lender on account of any casualty to the Guarantor Collateral or other insured risk (except liability) shall be applied as follows:

                                    (i) if an Event of Default exists, all such
         insurance proceeds shall, at Lender's option, be deemed Net Proceeds and paid to Lender as a mandatory prepayment of the Loans pursuant to
         Section 4.5 of the Loan Agreement; and

                                    (ii) if no Event of Default exists, all such
         insurance proceeds of any claim of less than $250,000 shall be released to Guarantor for the purpose of Guarantor's repairing, replacing or restoring the damaged or destroyed Guarantor Collateral (and, if replaced, the replacement Guarantor Collateral shall be subject to Lender's duly perfected Lien therein and no other Liens other than Permitted Liens that are not Purchase Money Liens), and all such insurance proceeds of any claim of more than $250,000 shall be remitted to Lender and, at Guarantor's option, either (a) applied to the Revolver Loans outstanding and added to the Availability Reserve or (b) credited to the Cash Collateral Account, and thereafter in each case released to Guarantor from time to time, but not more often than monthly, against such evidence of repair, replacement or restoration as Lender may reasonably require (subject, as aforesaid, in the case of replacement Guarantor Collateral).

         7.7 PROTECTION OF GUARANTOR COLLATERAL. All reasonable expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Guarantor Collateral, all Taxes imposed by any Applicable Law on any of the Guarantor Collateral or in respect of the sale thereof, and all other payments required to be made by Lender to any Person to realize upon the Guarantor Collateral, shall be borne and paid by Guarantor. If Guarantor fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Guarantor therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Guarantor Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Guarantor Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Guarantor's sole risk.

8.       REPRESENTATIONS AND WARRANTIES

         8.1 GENERAL REPRESENTATIONS AND WARRANTIES. Guarantor hereby joins with Borrower in making all of the representations and warranties to Lender set forth in Section 8 of the Loan Agreement which are applicable to Guarantor, the terms and provisions of which are incorporated herein by reference and made a part hereof as if fully set forth herein, and agrees that all such warranties and representations shall be deemed made by Guarantor.

         8.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All such representations and warranties of Guarantor contained in this Agreement or incorporated by reference herein shall be true at the time of the execution of this Agreement, and shall survive the execution, delivery and acceptance hereof by Lender.

9.       COVENANTS OF GUARANTOR

         Until all of the Secured Obligations shall have been paid and satisfied in full, unless Lender shall otherwise consent in writing, Guarantor covenants that on and after the date hereof, it will comply with each of the covenants set forth in Sections 9.1 and 9.2 of the Loan Agreement (except Sections 9.1.3,
9.1.4 and 9.1.8 thereof), to the extent such covenants are applicable to Guarantor, the terms and provisions of which are incorporated herein by reference and made a part hereof as if fully set forth herein.

10.      EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         10.1 EVENT OF DEFAULT. The occurrence and continuance of an Event of Default shall authorize and empower Lender to take such actions as are provided in Section 10.2 hereof and to exercise such other rights and remedies as may be authorized under applicable law.

         10.2 RIGHTS AND REMEDIES. Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

                  (a) All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or in any of the Loan Documents, and none of which shall be exclusive.

                  (b) The right to notify Account Debtors to make remittances to Lender of all sums due on Accounts of Guarantor, to collect such Accounts directly from the Account Debtors, and take such other and further action with respect thereto as set forth in Section 12.1(b) hereof.

                  (c) The right to take immediate possession of the Guarantor Collateral, and to (i) require Guarantor to assemble the Guarantor Collateral, at Guarantor's expense, and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Guarantor Collateral shall be located and to keep and store the Guarantor Collateral on said premises until sold (and if such premises be the Property of Guarantor, Guarantor agrees not to charge Lender for storage thereof).

                  (d) The right to sell or to otherwise dispose of all or any Guarantor Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Guarantor agrees that ten
(10) days written notice to Guarantor of any public or private sale or other disposition of the Guarantor Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Guarantor's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Guarantor Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Guarantor Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The proceeds realized from the sale of any Guarantor Collateral may be applied, after allowing two (2) Business Day for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Secured Obligations, in enforcing the rights of Lender under the Loan Documents and collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivery any of the Guarantor Collateral; second, to interest due upon any of the Secured Obligations; and third, to the principal of the Secured Obligations. If any deficiency shall arise, Guarantor shall remain liable to Lender therefor. Any surplus shall be paid to Guarantor or such other Person legally entitled thereto.

                  (e) Lender is hereby granted a license or other right to use, without charge, Guarantor's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Guarantor Collateral, in advertising for sale and selling any of the Guarantor Collateral and Guarantor's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

         10.3 REMEDIES CUMULATIVE; NO WAIVER. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Guarantor contained in this Agreement and in the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or contained in any other agreement between Lender and Guarantor, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Guarantor herein contained. The failure or delay of Lender to exercise or enforce any rights, Liens, powers or remedies hereunder or under the Loan Documents or under any document referred to herein or contained in any agreement supplementary hereto or against any security or Guarantor Collateral shall not operate as a waiver of such Liens, rights, powers, and remedies, but all such Liens, rights, powers, and remedies shall continue in full force and effect until all Secured Obligations owing or to become owing to Lender shall have been fully paid and satisfied, and all Liens, rights, powers and remedies herein provided for are cumulative and none are exclusive.

         10.4 WAIVER OF MARSHALLING. Lender shall have the exclusive right to determine the order in which any or all of the Guarantor Collateral shall be subjected to the remedies provided herein or the other Loan Documents or applicable law. Guarantor waives any and all rights to require the marshalling of assets in connection with the exercise of any of the remedies provided herein or the other Loan Documents or applicable law.

11. MISCELLANEOUS

         11.1 POWER OF ATTORNEY. Guarantor hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Guarantor's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, at such time or times during the existence of an Event of Default as Lender or its agent in its sole discretion may determine without notice to Guarantor and in Guarantor's or Lender's name, but at the cost and expense of
Guarantor:

                  (a) Endorse Guarantor's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Guarantor Collateral which come into the possession of Lender or under Lender's control, for application to the Secured Obligations in accordance with this Agreement and other Loan Documents; and

                  (b) Take any of the following actions: (i) demand payment of the Accounts of Guarantor from the Account Debtors, enforce payment of the Accounts of Guarantor by legal proceedings or otherwise, and generally exercise all of Guarantor's rights and remedies with respect to the collection of its Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts of Guarantor or other Guarantor Collateral or any legal proceedings brought to collect any of the Accounts of Guarantor or other Guarantor Collateral; (iii) sell or assign any of the Accounts of Guarantor and other Guarantor Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Guarantor Collateral; (v) prepare, file and sign Guarantor's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Guarantor Collateral;
(vi) receive, open and dispose of all mail addressed to Guarantor and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Guarantor upon any of the Payment Items or proceeds relating to any Guarantor Collateral and deposit the same to the account of Lender on account of the Secured Obligations; (viii) endorse the name of Guarantor upon any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Inventory of Guarantor; (ix) use Guarantor's stationery and sign the name of Guarantor to verifications of its Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts and Inventory of Guarantor and any other Guarantor Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Guarantor's Secured Obligations under this Agreement and the other Loan Documents.

         11.2 INDEMNITY. Guarantor hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Guarantor's failure to observe, perform or discharge its duties hereunder or under any of the Loan Documents to which it is a party. In addition, Guarantor shall defend Lender against and save it harmless from all claims of any Person with respect to the Guarantor Collateral; PROVIDED, HOWEVER, Guarantor shall have no obligation to indemnify Lender in respect of any such claims arising out of the gross negligence or willful misconduct of Lender, as determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured by the net income of Lender, but including, without limitation, any intangibles tax, stamp tax or recording tax) shall be payable by Lender or by Guarantor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Secured Obligations, by reason of any Applicable Law now or hereafter in effect, Guarantor will pay (or will promptly reimburse Lender for the payment of) all such Taxes, including, without limitation, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against all liability in connection therewith.

         11.3 SURVIVAL OF INDEMNITIES. Notwithstanding any contrary provision in this Agreement, the obligation of Guarantor with respect to each indemnity given by it in this Agreement or any of the other Loan Documents shall survive the payment in full of the Secured Obligations and the termination of this Agreement.

         11.4 MODIFICATION OF AGREEMENT. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Guarantor and Lender.

         11.5 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         11.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Guarantor and Lender.

         11.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         11.8 NOTICES. All notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one (1) Business Day after sending by overnight courier, three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt), addressed as follows:

         If to Lender:              Fleet Capital Corporation
                                    6100 Fairview Road, Suite 200
                                    Charlotte, North Carolina 28210
                                    Attention:  Southeast Loan Administration
                                    Facsimile No.: 704-553-6738

         With a copy to:            Carruthers & Roth, P.A.
                                    235 North Edgeworth Street
                                    Greensboro, North Carolina 27401
                                    Attention:  Kenneth M. Greene, Esq.
                                    Facsimile No.: 336-273-7885

         If to Guarantor:           c/o Chautauqua Airlines, Inc.
                                    2500 South High School Road
                                    Box 160
                                    Indianapolis, Indiana 46241
                                    Attention: President
                                    Facsimile No.: 317-484-6040

         With copies to:            Wexford Management LLC
                                    411 West Putnam Avenue
                                    Greenwich, Connecticut 06830
                                    Attention: Jay L. Maymudes
                                    Facsimile No.: 203-862-7350

                                            and

                                    Schulte Roth & Zabel LLP
                                    900 Third Avenue
                                    New York, New York 10022
                                    Attention: Lawrence S. Goldberg, Esq.
                                    Facsimile No.: 212-593-5955

or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8 Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

         11.9 LENDER'S CONSENT. Except as otherwise expressly provided in this Agreement, whenever Lender's consent is required to be obtained under this Agreement as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion.

         11.10 CREDIT INQUIRIES. Guarantor hereby authorizes and permits Lender, at its discretion and without any obligation to do so, to respond to credit inquiries from third parties concerning Guarantor.

         11.11 ENTIRE AGREEMENT. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written. Each of the exhibits and schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

         11.12 INTERPRETATION. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

12.  GOVERNING LAW; CONSENT TO FORUM

         THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN CHARLOTTE, NORTH CAROLINA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA; PROVIDED, HOWEVER, THAT IF ANY OF THE GUARANTOR COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NORTH CAROLINA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH GUARANTOR COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH GUARANTOR COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF GUARANTOR OR LENDER, GUARANTOR HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTOR AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED

APPROPRIATE BY SUCH COURT. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GUARANTOR AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF GUARANTOR'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

13.      WAIVERS BY GUARANTOR.

         GUARANTOR WAIVES (I) TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE SECURED OBLIGATIONS OR THE GUARANTOR COLLATERAL; (II) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH GUARANTOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (III) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE GUARANTOR COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (V) NOTICE OF ACCEPTANCE HEREOF. GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF

LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning hereof.

                                    GUARANTOR:

ATTEST:                             ___________________________________________


_____________________               By:________________________________________
    _____-Secretary                    Title: _________________________________


[CORPORATE SEAL]

                                    LENDER:

                                    FLEET CAPITAL CORPORATION


                                    By:________________________________________
                                       Title:__________________________________

                                    EXHIBIT I

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT ("Agreement") is made and entered into this ____ day of _____________, ______, by and between _______________________, a
_______________ corporation ("Pledgor"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender");

                                   WITNESSETH:
                                   ----------

         WHEREAS, Chautauqua Airlines, Inc., a New York corporation (the "Borrower") and Lender are parties to that certain Loan and Security Agreement, dated December 9, 1998 (such Loan and Security Agreement, as amended, modified, supplemented or restated from time to time, being herein called the "Loan Agreement"), pursuant to which Lender has agreed to make loans and extend credit and other financial accommodations to Borrower, all as more particularly described therein;

         WHEREAS, the Loan Agreement prohibits Borrower or any of its Subsidiaries from creating any Subsidiary or making any acquisition except in the case of a Permitted Acquisition, and then only if the conditions precedent set forth in the Loan Agreement are first satisfied, one of which is that the Borrower or its Subsidiary which is created or formed in connection with such Permitted Acquisition execute and deliver this Agreement in favor of Lender, and, pursuant to the terms hereof, pledge and assign to Lender, as security for the Obligations, all of the issued and outstanding stock of the Subsidiary created or acquired in such Permitted Acquisition;

         WHEREAS, Pledgor is the legal and (subject to the provisions of this Agreement) beneficial owner of the issued and outstanding shares of capital stock of the Subsidiary or Subsidiaries of Borrower (each a "Company" and, collectively, the "Companies") described in EXHIBIT A attached hereto; and

         WHEREAS, it is to the direct benefit and advantage of Pledgor and each of the Companies that Lender continue to make the loans and extend the credit to Borrower contemplated by the Loan Agreement and that Pledgor therefore comply with the provisions of the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. DEFINITIONS. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

2.       PLEDGE.

         2.1 SECURITY INTEREST IN COLLATERAL. As security for the payment and performance of all of the Obligations, Pledgor hereby pledges, assigns, transfers and grants to Lender a continuing security interest in all of Pledgor's rights, titles and interests in, to and under the following (collectively referred to herein as the "Collateral"):

                  (a) All of the issued and outstanding shares of capital stock of the Companies described in EXHIBIT A attached hereto and all additional shares of capital stock of the Companies from time to time acquired by Pledgor in any manner (such shares of capital stock being hereinafter referred to as the "Stock");

                  (b) All distributions or payments, whether in cash or in kind, upon or in connection with the Stock, whether such distributions or payments are by reason of any stock dividend, stock split, spinoff, merger or in partial or complete liquidation, or the result of reclassification, readjustment or any other changes in the capital structure of the Companies or otherwise;

                  (c) All subscriptions, warrants, options and any other rights issued upon or in connection with the Stock; and

                  (d) All proceeds of the foregoing items described in clauses
         (a), (b) and (c) above.

         2.2 DELIVERY OF CERTIFICATES. All certificates or instruments representing or evidencing the Collateral shall be delivered to, and held by or on behalf of, Lender pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by, as applicable, Pledgor's endorsement where necessary, or appropriate stock powers or other instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

         2.3 LENDER'S DUTY. Lender shall not have any duty with respect to any of the Collateral other than the duty to use reasonable care in the safe custody of the Collateral in its possession. Without limiting the generality of the foregoing, Lender shall not be under any obligation to take any steps necessary to preserve the value of any of the Collateral or to preserve rights in the Collateral against any other Persons, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Pledgor.

         2.4 TRANSFER OF COLLATERAL. During the existence and continuance of an Event of Default, if necessary, in the opinion of Lender, for the better protection of Lender's rights in and to the Collateral and to facilitate implementation of such rights, Pledgor shall, upon the request of Lender, cause all the Collateral to be transferred, registered or otherwise put into the name of Lender or such nominee or nominees as Lender shall from time to time direct. To that end, if Lender transfers all or any portion of the Collateral into its name or the name of its nominee or nominees, Lender shall execute and deliver, or cause to be executed and delivered to Pledgor, proxies with respect to the Stock.

3. VOTING RIGHTS. During the term of this Agreement, and so long as there shall not occur and continue to exist any Event of Default, Pledgor shall have the right to vote all or any portion of the Stock on all corporate questions for all purposes not inconsistent with the terms of this Agreement or the Loan Agreement. Upon and after the occurrence of any Event of Default and during the continuation thereof, Lender shall be entitled to exercise all voting powers pertaining to the Collateral, and any and all proxies theretofore executed by Lender shall terminate and thereafter be null and void and of no effect whatsoever.

4. COLLECTION OF DIVIDEND PAYMENTS. During the term of this Agreement, and so long as there shall not occur and continue to exist any Event of Default, Pledgor shall have the right to receive and retain any and all sums payable by the Companies on account of any of the Collateral. During the continuance of any Event of Default, all sums payable by the Companies on account of any of the Collateral shall be paid to Lender and any such sum received by Pledgor shall be deemed to be held by Pledgor in trust for Lender and shall be forthwith turned over to Lender for application to the Obligations in such order and to such particular Obligations as Lender, in its sole discretion, may determine.

5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Lender as follows:

         5.1 LEGAL AND BENEFICIAL OWNERSHIP OF COLLATERAL. Pledgor is, and at the time of delivery of the Collateral to Lender pursuant to this Agreement will be, the legal and beneficial owner of the Collateral.

         5.2 AUTHORITY. Pledgor has full power, authority and legal right to pledge all of the Collateral pursuant to this Agreement.

         5.3 CONSENT. No consent of any Person and, to the best of Pledgor's knowledge, no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Collateral pursuant to this Agreement or the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

         5.4 VALIDLY ISSUED SHARES; LIENS. All of the shares of the Stock have been duly and validly issued, are fully paid and non-assessable, and are owned by Pledgor free of any Liens except for Permitted Liens.

         5.5 LIEN. The pledge of the Collateral pursuant to this Agreement creates a valid and perfected Lien in the Collateral securing the payment and performance of the Obligations.

         5.5 MARGIN STOCK. None of the Stock constitutes Margin Stock.

6. AFFIRMATIVE COVENANTS OF PLEDGOR. Until such time after the termination of the Loan Agreement as all of the Obligations have been paid and satisfied in full, Pledgor covenants that, unless otherwise consented to in writing by Lender, it will:

         6.1 DEFENSE OF INTEREST. Warrant and defend, at its own expense, Lender's right, title and security interest in and to the Collateral against the claims of all Persons.

         6.2 NOTICES WITH RESPECT TO COLLATERAL. Promptly deliver to Lender all written notices of a material nature, and will promptly give written notice to Lender of any other notices of a material nature, received by Pledgor with respect to the Collateral.

         6.3 ADDITIONAL SHARES. Deliver to Lender promptly to hold under this Agreement any shares of the capital stock of the Companies acquired by Pledgor.

7. NEGATIVE COVENANTS OF PLEDGOR. Until such time after the termination of the Loan Agreement as all of the Obligations have been paid and satisfied in full, Pledgor covenants that, unless otherwise consented to in writing by Lender, it will not:

         7.1 TRANSFER OF COLLATERAL. Sell, convey or otherwise dispose of any of the Collateral or any interest therein.

         7.2 LIENS. Incur or permit to be incurred any pledge, Lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Collateral except for Permitted Liens.

         7.3 ADDITIONAL STOCK. Consent to the issuance by a Company of any new stock, unless such new stock issued to Borrower or any other Company is pledged and delivered to Lender to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder and, after giving effect to such issuance, such Company remains a Subsidiary of Borrower or any of Borrower's other Subsidiaries.

8. CONSENT OF PLEDGOR. Pledgor hereby consents that from time to time, before or after the occurrence or existence of any Event of Default, with or without notice to or assent from Pledgor, any other security at any time held by or available to Lender for any of the Obligations may be exchanged, surrendered or released, and any of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as Lender may see fit, and Pledgor shall remain bound under this Agreement notwithstanding any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, extension of further credit or other dealing whatsoever, or any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

9. SUBSEQUENT CHANGES AFFECTING COLLATERAL. Pledgor represents to Lender that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payments of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or admitting to take any action with respect thereto. Lender may, at any time during the continuance of an Event of Default, at its option and without notice to Pledgor, transfer or register the Collateral or any portion thereof into its name or the names of its nominee or nominees with or without any indication that the Collateral is subject to the security interest hereunder.

10. STOCK ADJUSTMENTS. If during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Companies, or any additional stock of the Companies is issued to Pledgor, or any subscription, warrant, option or any other right issued upon or in connection with the Stock and included within the Collateral is exercised, all new, substituted and additional shares, or other securities, issued by reason of any such change or exercise shall be delivered to and held by Lender under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

11. WARRANTS, OPTIONS AND RIGHTS. If during the term of this Agreement subscription warrants or any other rights or options shall be issued or exercised in connection with the Collateral, then such warrants, options and rights shall be immediately assigned by Pledgor to Lender and all new stock or other security so acquired by Pledgor shall be immediately assigned to Lender to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

12. LENDER APPOINTED ATTORNEY-IN-FACT. Pledgor hereby constitutes and appoints Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time during the existence of an Event of Default in Lender's discretion to take any action and to execute any instrument which Lender may deem reasonably necessary or advisable for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Lender may deem reasonably necessary or advisable to accomplish the purposes hereof, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution or payment in respect of the Collateral or any part thereof and to give full discharge for the same and the right to exercise all rights and remedies of Pledgor, in the name of Pledgor or otherwise, with respect to the Collateral, which appointment and power is coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding. Pledgor agrees to indemnify and save Lender harmless from and against any liability or damage with Lender may incur, other than as a result of Lender's willful misconduct or gross negligence, in the exercise or performance of any of Lender's powers and duties specifically set forth herein.

13. LENDER MAY PERFORM. If Pledgor fails to perform any agreement contained herein within five (5) days after receipt of a written request to do so from Lender, Lender may itself perform, or cause performance of, such agreement.

14. REASONABLE CARE. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which Lender accords its own property consisting of negotiable securities, it being understood that Lender shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to the Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any Person with respect to any Collateral.

15. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default:

         15.1 SALE OR DISPOSITION OF STOCK. Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the Code at that time, and Lender may also, in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives and agrees not to assert any rights or privileges it may acquire under the Code and any claims against Lender arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

         15.2 PRIVATE PLACEMENT. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default, Pledgor agrees that upon the occurrence and during the continuance of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Collateral by means of a private placement restricting the bidder and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the Collateral, or any part of it, for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be respectable parties who might be interested in purchasing the Collateral, and if Lender solicits such offers from not less than five (5) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Collateral.

16. APPLICATION OF PROCEEDS. During the continuance of an Event of Default, any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Lender of its remedies as a secured creditor as provided in Section 16 of this Agreement or otherwise shall be applied: first, to the costs and expenses of taking, holding and managing the Collateral and the costs and expenses of sale or other disposition thereof, including reasonable attorneys' fees and expenses; and second, to the payment of the Obligations, in such order and manner as Lender may elect. Any surplus shall be paid to Pledgor or such other Person legally entitled thereto.

17. NO WAIVER. No failure on the part of Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

18. AMENDMENTS. This Agreement may not be amended, modified or waived except with the written consent of Pledgor and Lender.

19. TERM. This Agreement shall constitute a continuing agreement and shall remain in full force and effect until such time as the Loan Agreement is terminated and all of the conditions set forth in Section 5.2.4 to a release of Lender's Liens in the Collateral shall be satisfied, at which time this Agreement shall terminate, and Lender shall, upon the request and at the expense of Pledgor, forthwith assign, transfer and deliver, against receipt and without recourse to Lender, such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof to or on the order of Pledgor.

20. NOTICES. All notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile transmission and, unless expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt), addressed as follows:

         (i)      If to Lender, at:     Fleet Capital Corporation
                                        6100 Fairview Road, Suite 200
                                        Charlotte, North Carolina 28210

                                        Attention: Southeast Loan Administration
                                        Facsimile No.:  704-553-6738

                  With a copy to:       Carruthers & Roth, P.A.
                                        235 North Edgeworth Street
                                        Greensboro, North Carolina 27401
                                        Attention:  Kenneth M. Greene, Esq.
                                        Facsimile No.: 336-273-7885

         (ii)     If to Pledgor, at:    c/o Chautauqua Airlines, Inc.
                                        25000 South High School Road
                                        Box 160
                                        Indianapolis, Indiana 46241
                                        Attention: President
                                        Facsimile No.: 317-484-6040

                  With a copies to:     Wexford Management LLC
                                        411 West Putnam Avenue
                                        Greenwich, Connecticut 06830
                                        Attention: Jay L. Maymudes
                                        Facsimile No: 203-862-7350

                                        Schulte Roth & Zabel LLP
                                        900 Third Avenue
                                        New York, New York 10022
                                        Attention: Lawrence S. Goldberg, Esq.
                                        Facsimile No.: 212-593-5955

or to such other address as each party may designate for itself by notice given in accordance with this Section 20. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

21.      CONTINUING SECURITY INTEREST; RELEASES; TRANSFER OF OBLIGATIONS.
This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all of the Obligations have been paid and satisfied in full and the Loan Agreement is terminated in writing, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and each of its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Lender may, subject to the terms of the Loan Agreement, assign or otherwise transfer the Obligations held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender.

22. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this

Agreement shall be held to be prohibited or invalid under any applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

23. FURTHER ASSURANCES. Pledgor agrees that it will cooperate with Lender and will upon Lender's request execute and deliver, or cause to be executed and delivered, all such other stock powers, instruments and documents, and will take all such other action as Lender may reasonably request from time to time to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral or to carry out the provisions and purposes hereof.

24. SECTION HEADINGS. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

25. GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF PLEDGOR OR LENDER, PLEDGOR HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PLEDGOR'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THIS AGREEMENT IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

26. WAIVER OF JURY TRIAL. PLEDGOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL. PLEDGOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THE LOAN AGREEMENT AND EXTENDING CREDIT TO PLEDGOR THEREUNDER AND THAT LENDER IS RELYING UPON THIS WAIVER IN ITS FUTURE DEALINGS WITH PLEDGOR. PLEDGOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year first above written.

                                       PLEDGOR:

                                       -----------------------------------------


                                       By:______________________________________
                                          Title:________________________________


                                       LENDER:

                                       FLEET CAPITAL CORPORATION


                                       By: _____________________________________
                                           Title: ______________________________

                               EXHIBIT A TO STOCK
                                PLEDGE AGREEMENT

                              DESCRIPTION OF STOCK


        Name of                    Classification            Certificate                 Number of
        Company                      of Stock                    No.                   Shares Pledged
        -------                      --------                    ---                   --------------





                            CONSENT OF THE COMPANIES


         Each of the undersigned does hereby acknowledge receipt of a copy of the within and foregoing Stock Pledge Agreement and hereby grants its consent to the pledge by ____________________________, a ___________ corporation (the
"Pledgor"), of the issued and outstanding shares of capital stock of the Companies owned by Pledgor to Fleet Capital Corporation, a Rhode Island corporation, pursuant to the terms thereof.

         IN WITNESS WHEREOF, the undersigned Companies has hereunto caused this consent to be duly executed in its corporate name by its duly authorized corporate officer on this ____ day of _____________, ____.

                                    COMPANIES:

                                    -------------------------------------------


                                    By:________________________________________
                                       Title:__________________________________


                                    -------------------------------------------


                                    By: _______________________________________
                                        Title: ________________________________


                                    -------------------------------------------


                                    By: _______________________________________
                                        Title: ________________________________

                                  SCHEDULE 7.5
                              COLLATERAL LOCATIONS

                                  SCHEDULE 7.5

                               BUSINESS LOCATIONS

                                 SCHEDULE 2.2.3

                          LETTER OF CREDIT FEE SCHEDULE

                          DOCUMENTARY LETTERS OF CREDIT

         Amendment                        $50.00 (An amendment to increase
                                          and/or extend an existing
                                          documentary letter of credit will
                                          be treated as an issuance. Up to
                                          six amendments will be allowed for
                                          each documentary letter of credit)

         Negotiation/Payment                  1/4% flat (minimum $125.00)

         Acceptance/Deferred Payment          2 1/4% per annum (minimum $125.00)

         Cancellation of Unused Credits       $150.00

         Shipping/Airway Guaranty             $150.00

         Wire Transfer Fee                    $35.00

         Plus all out of pocket expenses such as courier, postage, telexes, etc.

                            STANDBY LETTERS OF CREDIT

         Amendment                            $150.00

         Negotiation/Payment                  1/4% flat (minimum 150.00)

         Wire Transfer Fee                    $35.00

         Plus all out of pocket expenses such as telex, courier, postage, etc.

                                 SCHEDULE 7.1.1

                               BUSINESS LOCATIONS


1.       Borrower currently has the following business locations, and no others:

         Chief Executive Office:

         Other Locations:



2. Borrower maintains its books and records relating to Accounts and General Intangibles at:





3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:




4. Each Subsidiary currently has the following business locations, and no others:

         Chief Executive Office:

         Other Locations:



5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:





6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or any of its Subsidiaries:

                                 SCHEDULE 8.1.1

                         JURISDICTIONS IN WHICH BORROWER
                              AND ITS SUBSIDIARIES
                          ARE AUTHORIZED TO DO BUSINESS


                  NAME OF ENTITY                        JURISDICTIONS

                                 SCHEDULE 8.1.4

                                CAPITAL STRUCTURE

1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:

BORROWER:


                               Number of Shares                                                Number of Shares
                                  Issued and                                                    Authorized but
    Class of Stock                Outstanding                  Record Owners                       Unissued
    --------------                -----------                  -------------                       --------




SUBSIDIARIES:


                               Number of Shares                                                Number of Shares
                                  Issued and                                                    Authorized but
    Class of Stock                Outstanding                  Record Owners                       Unissued
    --------------                -----------                  -------------                       --------




2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding shares owned by Borrower are as follows:


                                                                                         Percentage of Shares
                 Name                       Jurisdiction of Incorporation                 Owned by Borrower
                 ----                       -----------------------------                 -----------------





4. The name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

                                 SCHEDULE 8.1.5

                                 CORPORATE NAMES

1. Borrower's correct corporate name, as registered with the Secretary of State of the State of __________________, is:


2.       In the conduct of its business, Borrower has used the following names:


3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:



4. In the conduct of its business, each Subsidiary has used the following names:

                                 SCHEDULE 8.1.12

                               SURETY OBLIGATIONS

                                 SCHEDULE 8.1.13

           TAX IDENTIFICATION NUMBERS OF BORROWER AND ITS SUBSIDIARIES


                  ENTITY                                   NUMBER

                                 SCHEDULE 8.1.15

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES


1.       Borrower's and its Subsidiaries' patents:


                                                                              Federal Registra-
                                                        Status in                   tion                Registration
        Patent                    Owner               Patent Office                Number                   Date
        ------                    -----               -------------                ------                   ----



2.       Borrower's and its Subsidiaries' trademarks:



                                                        Status in             Federal Registra-
                                                        Trademark                   tion                Registration
       Trademark                  Owner                  Office                    Number                   Date
       ---------                  -----                  ------                    ------                   ----




3.       Borrower's and its Subsidiaries' copyrights:



                                                        Status in             Federal Registra-
                                                        Copyright                   tion                Registration
       Copyrights                 Owner                  Office                    Number                   Date
       ----------                 -----                  ------                    ------                   ----






4. Borrower's and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):



       Name of License              Nature of License                  Licensor                   Term of License
       ---------------              -----------------                  --------                   ---------------




                                 SCHEDULE 8.1.18

              CONTRACTS RESTRICTING BORROWER'S RIGHT TO INCUR DEBTS


         Contracts that restrict the right of Borrower to incur Indebtedness:


      Title of Contract            Identity of Parties          Nature of Restriction            Term of Contract
      -----------------            -------------------          ---------------------            ----------------




                                 SCHEDULE 8.1.19

                                   LITIGATION

1. Actions, suits, proceedings and investigations pending on the date of the Agreement against Borrower or any Subsidiary:



      Title of Action              Nature of Action             Complaining Parties            Jurisdiction or Tribunal
      ---------------              ----------------             -------------------            ------------------------






2. The only actions, suits, proceedings or investigations threatened on the date of the Agreement of which Borrower or any Subsidiary is aware are as follows:

                                 SCHEDULE 8.1.21

                        CAPITALIZED AND OPERATING LEASES


1.       Borrower and its Subsidiaries have the following capitalized leases:



           Lessee                         Lessor                    Term of Lease                Property Covered
           ------                         ------                    -------------                ----------------



2.       Borrower and its Subsidiaries have the following operating leases:



           Lessee                         Lessor                    Term of Lease                Property Covered
           ------                         ------                    -------------                ----------------



                                 SCHEDULE 8.1.22

                                  PENSION PLANS

Borrower and its Subsidiaries have the following Plans:


                       Party                              Type of Plan
                     ---------                          ----------------

Borrower

Subsidiaries


                                 SCHEDULE 8.1.23

              COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES


1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:


           Type of Agreement                           Parties                            Term of Agreement
           -----------------                           -------                            -----------------



2. Material grievances, disputes of controversies with employees are as follows:



                     Parties Involved                                   Nature of Grievance, Dispute or Controversy
                     ----------------                                   -------------------------------------------



3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:




                     Parties Involved                                   Nature of Matter
                     ----------------                                   ----------------





                                 SCHEDULE 9.2.3

                             AFFILIATE TRANSACTIONS

                                 SCHEDULE 9.2.4

                                 PERMITTED LIENS


         Holder of Permitted Lien                         Property Encumbered
         ------------------------                         -------------------

                                 SCHEDULE 9.2.5

                             PERMITTED INDEBTEDNESS

                                 SCHEDULE 9.2.11

                              PERMITTED GUARANTIES

                                   SCHEDULE I

                           CLOSING DATE RATED ENGINES

                                   SCHEDULE II

                            SAAB AIRCRAFT COLLATERAL